Oppenheimer New Jersey Municipal Fund

Revised Prospectus dated March 2, 2007

     Oppenheimer  New Jersey  Municipal Fund is a mutual fund that seeks current income exempt from federal and New Jersey personal income taxes while attempting to preserve capital. It invests mainly in municipal securities.

     This prospectus contains important  information about the Fund's objective, its  investment  policies,  strategies  and risks.  It also  contains  important information  about  how to buy and sell  shares  of the Fund and  other  account features.  Please read this prospectus  carefully  before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents
                  About The Fund
-------------------------------------------------------------------------------------------------------------------

                  The Fund's Investment Objective and Principal Investment
                        Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  About Your Account
-------------------------------------------------------------------------------

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website

                  How to Sell Shares
                  Checkwriting
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights
-------------------------------------------------------------------------------------------------------------------

About the Fund
-------------------------------------------------------------------------------------------------------------------

The Fund's Investment Objective and Principal Investment Strategies

-------------------------------------------------------------------------------------------------------------------
What Is A Municipal Security? A municipal security is essentially a loan by the buyer to the issuer of the security. The issuer promises to pay back the principal amount of the loan and normally pays interest exempt from federal personal income taxes.
-------------------------------------------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests  mainly in New Jersey municipal  securities  that pay interest  that, in the opinion of counsel to the issuer of each security, is exempt from federal and New Jersey individual income taxes.  These  securities  primarily  include  municipal  bonds  (which are debt obligations  having a  maturity  of more than one year when  issued),  municipal notes (short-term  obligations),  and interests in municipal leases. Most of the securities  the Fund buys must be  "investment-grade"  (rated in one of the four highest  rating  categories of national  rating  organizations,  such as Moody's
Investors Services  ("Moody's") although the Fund also can hold up to 25% of its total assets in lower-grade  securities (sometimes called "junk bonds")).  Under normal market conditions,  the Fund attempts to invest 100% of its net assets in municipal securities,  and as a fundamental policy,  invests at least 80% of its net assets (plus  borrowings  for investment  purposes) in New Jersey  municipal securities.  This  includes  securities  that  generate  income  subject  to the alternative minimum tax.

         New Jersey municipal securities are municipal securities that are not subject to New Jersey personal income tax in the opinion of bond counsel to the issuer at the time the security is issued. They include obligations issued by the State of New Jersey and its political subdivisions. They also include debt obligations of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to New Jersey personal income tax.

         The Fund does not limit its investments to securities of a particular maturity range, and may hold short-, intermediate- and long-term securities.
However, it currently focuses on longer-term securities to seek higher yields.
These investments are more fully explained in "About the Fund's Investments,"
below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In
selecting securities for the Fund, the portfolio managers look primarily for New
Jersey municipal securities using a variety of factors that may change over time and may vary in particular cases. The portfolio managers currently look for:
|_|  Securities that provide high current income
|_|  A wide range of securities of different issuers within the state (and certain possessions, territories and commonwealths of the United States), including different agencies and municipalities, to spread risk
|_| Securities having favorable credit characteristics
|_| Special situations that provide opportunities for value
|_| Unrated bonds that might provide high income
|_| Securities of smaller issuers that might be overlooked by other investors and funds
|_| Special situations of higher rated bonds that provide opportunities for above average income with limited volatility
|_| Securities across a wide range of municipal sectors, coupons and revenue sources.

         The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal and New Jersey personal income taxes. The
Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

         All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below.
There is also the risk that poor security selection by OppenheimerFunds, Inc.
(the "Manager"), will cause the Fund to underperform other funds having a similar objective. The Fund's share prices and yields may change daily.

CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced.
Because the Fund can invest as much as 25% of its total assets in municipal securities below investment-grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Special Credit Risks of Lower-Grade Securities. Municipal securities that are rated below investment-grade (these are sometimes called "junk bonds") usually offer higher yields than investment grade securities but are subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen)
below investment-grade have a greater risk that the issuers might not meet their debt obligations. They also may not have an active trading market, which means that they would be less liquid than investment-grade securities making it more difficult for the Fund to sell them at an acceptable price.

INTEREST RATE RISK. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued municipal securities generally rise.
When interest rates fall, the income the Fund earns on its investments, and the
Fund's distributions to shareholders, may decline. When prevailing interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount.

         The magnitude of these price changes is generally greater for bonds with longer maturities. When the average maturity of the Fund's portfolio is longer, its share price may fluctuate more if interest rates change. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income. The Fund currently focuses on longer-term securities to seek higher income. Therefore, its share prices may fluctuate more when interest rates change.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master Settlement
Agreement ("MSA") described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

     o Tobacco  Settlement  Revenue  Bonds.  The Fund may  invest a  significant portion of its assets in tobacco  settlement  revenue bonds.  Tobacco settlement revenue bonds are secured by an issuing state's  proportionate share in the MSA.
The MSA is an agreement  reached out of court in November 1998 between 46 states and six other U.S.  jurisdictions  (including Puerto Rico and Guam) and the four largest  U.S.  tobacco  manufacturers  (Phillip  Morris,  RJ  Reynolds,  Brown &
Williamson,   and  Lorillard).   Subsequently,   a  number  of  smaller  tobacco
manufacturers  signed on to the MSA,  bringing the current combined market share of participating  tobacco  manufacturers to approximately  92%. The MSA provides for payments  annually by the  manufacturers to the states and  jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting  payments each year.  Tobacco  manufacturers  pay into a master escrow trust based on their market share and each state  receives a fixed percentage of the payment as set forth in the MSA.

     A number of states have  securitized  the future flow of those  payments by selling  bonds  pursuant  to  indentures,  some  through  distinct  governmental entities  created for such purpose.  The bonds are backed by the future  revenue flow that is used for  principal  and  interest  payments  on the bonds.  Annual payments on the bonds,  and thus the risk to the Fund,  are highly  dependent on the  receipt  of future  settlement  payments  to the state or its  governmental entity,  as well as other  factors.  The  actual  amount  of  future  settlement payments is  dependent  on many factors  including,  but not limited to,  annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating  tobacco  companies.  As a result,  payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

     Because  tobacco  settlement  bonds are backed by payments from the tobacco manufacturers,  and generally not by the credit of the state or local government issuing  the bonds,  their  creditworthiness  depends on the  ability of tobacco manufacturers  to  meet  their  obligations.  A  market  share  loss  by the MSA companies to non-MSA  participating tobacco manufacturers could cause a downward adjustment  in the payment  amounts.  A  participating  manufacturer  filing for bankruptcy  also could cause delays or reductions in bond payments,  which could affect the Fund's net asset value.

         The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges. The Statement of Additional Information contains more detailed information about the litigation related to the tobacco industry and the MSA.

o        "Subject to Appropriation" (STA) Tobacco Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

         These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds"
         (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.
         While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Fund considers STA Tobacco Bonds to be
         "municipal securities" for purposes of its concentration policies.

TAXABILITY RISK.The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Subsequent to the Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income.
As a result, the treatment of dividends previously paid or to be paid by the
Fund as "exempt-interest dividends" could be adversely affected, subjecting the
Fund's shareholders to increased federal income tax liabilities.

RISKS OF NON-DIVERSIFICATION. The Fund is "non-diversified." That means that compared to diversified funds, it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the State of New Jersey
(or governments of certain possessions, territories and commonwealths of the
United States). Having a higher percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of one state, could result in greater fluctuations of the Fund's share prices due to economic, regulatory or political problems in New Jersey (or governments of certain possessions, territories and commonwealths of the United States).

RISKS OF DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from)
the value of an underlying asset, interest rate or index. "Inverse floaters" are examples of derivatives the Fund can use.

         If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected them to perform. If that happens, the Fund will get less income than expected, its hedge might be unsuccessful, and its share price could decline. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of the Fund's share prices. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

         When the Fund invests in certain derivatives, for example, inverse floaters with "shortfall" agreements (as discussed below) and swaps, the Fund must segregate cash or readily marketable short-term debt instruments in an amount equal to the obligation.

INVERSE FLOATERS. The Fund may invest up to 20% of its total assets in "inverse floaters" to seek greater income and total return. An inverse floater typically is a derivative instrument created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax free floating rate security and a long-term tax free floating rate security (the inverse floater)
that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

         Certain inverse floaters are created when the Fund purchases a fixed rate municipal bond and subsequently transfers the municipal bond to a broker dealer (the sponsor). The sponsor sells the municipal bond to a trust. The trust creates the inverse floater, pursuant to an arrangement that enables the Fund to withdraw the underlying bond to collapse the inverse floater (upon the payment of the value of the short-term security and certain costs). Additionally, the
Fund may be able to purchase inverse floaters created by municipal issuers directly or by other parties depositing securities into a sponsored trust.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, on liquidation of the trust, the
Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

The Fund's investments in inverse floaters may involve additional risks. The market value of inverse floaters can be more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Typically, inverse floaters tend to underperform fixed rate bonds in a rising long-term interest rate environment, but tend to outperform fixed rate bonds in a falling or stable long-term interest rate environment. Inverse floaters all entail some degree of leverage. An inverse floater that has a higher degree of leverage usually is more volatile with respect to its price and income than an inverse floater that has a lower degree of leverage. Some inverse floaters have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proved worthless.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's
Statement of Investments to include the underlying municipal bond.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

         The value of the Fund's investments will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall. The Fund focuses its investments in New Jersey municipal securities and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect New
Jersey governmental issuers. These changes can affect the value of the Fund's investments and its prices per share. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risks than money market funds.

         An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compared to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

         The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on
Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total return]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from 1/1/06 through 12/31/06, the cumulative return before taxes for Class A shares was 7.76%.

During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 6.59% (2Qtr03) and the lowest return
(not annualized) before taxes for a calendar quarter was -4.73% (1Qtr03).

  ------------------------------------------------- -------------------- -------------------- -------------------

  Average Annual Total
  Returns for the periods
  ended December 31, 2006                                 1 Year               5 Years             10 Years
  ------------------------------------------------- -------------------- -------------------- -------------------
  ------------------------------------------------- -------------------- -------------------- -------------------
  Class A Shares (inception 3/1/94)
  Return Before Taxes                                      2.64%                7.55%               5.78%
  Return After Taxes on Distributions                      2.64%                7.55%               5.76%
  Return After Taxes on Distributions and Sale of
  Fund Shares                                              3.29%                5.53%               5.76%
  ------------------------------------------------- -------------------- -------------------- -------------------
  ------------------------------------------------- -------------------- -------------------- -------------------
  Class B Shares (inception 3/1/94)                        2.00%                7.49%               5.84%
  ------------------------------------------------- -------------------- -------------------- -------------------
  ------------------------------------------------- -------------------- -------------------- -------------------
  Class C Shares (inception 8/29/95)                       5.93%                7.78%               5.51%
  ------------------------------------------------- -------------------- -------------------- -------------------
  ------------------------------------------------- -------------------- -------------------- -------------------
  Lehman Brothers Municipal Bond Index (reflects           4.84%                5.53%         5.76%
  no deductions for fees, expenses or taxes)
  ------------------------------------------------- -------------------- -------------------- -------------------
The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for
Class C shares, the 1% contingent deferred sales charge for the 1-year period.
Because Class B shares convert to Class A shares 72 months after purchase, Class
B 10 years performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Lehman Brothers Municipal
Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds. The index includes municipal securities from many states while the Fund focuses on New Jersey municipal securities. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended July 31,
2006.

Shareholder Fees (charges paid directly from your investment):
------------------------------------------------ ----------------------- ---------------------- -----------------------

                                                 Class A Shares             Class B Shares          Class C Shares
------------------------------------------------ ----------------------- ---------------------- -----------------------
------------------------------------------------ ----------------------- ---------------------- -----------------------
Maximum Sales Charge (Load) on purchases (as %
of offering price)                                       4.75%                   None                    None
------------------------------------------------ ----------------------- ---------------------- -----------------------
------------------------------------------------ ----------------------- ---------------------- -----------------------
Maximum Deferred Sales Charge (Load) (as % of
the lower of the original offering price or
redemption proceeds)                                    None(1)                  5%(2)                  1%(3)
------------------------------------------------ ----------------------- ---------------------- -----------------------

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
------------------------------------------------------------- ------------------- ------------------ -------------------
                                                                Class A Shares     Class B Shares       Class C Shares

------------------------------------------------------------- ------------------- ------------------ -------------------
------------------------------------------------------------- ------------------- ------------------ -------------------
Management Fees                                                     0.55%               0.55%              0.55%
------------------------------------------------------------- ------------------- ------------------ -------------------
------------------------------------------------------------- ------------------- ------------------ -------------------
Distribution and/or Service (12b-1) Fees                            0.15%               0.90%              0.90%
------------------------------------------------------------- ------------------- ------------------ -------------------
------------------------------------------------------------- ------------------- ------------------ -------------------
Total Other Expenses                                                0.83%               0.87%              0.84%
------------------------------------------------------------- ------------------- ------------------ -------------------
------------------------------------------------------------- ------------------- ------------------ -------------------
       Interest and Related Expenses from Inverse                   0.63%               0.63%              0.63%
       Floaters(4)
------------------------------------------------------------- ------------------- ------------------ -------------------
------------------------------------------------------------- ------------------- ------------------ -------------------
       Other Expenses                                               0.20%               0.24%              0.21%
------------------------------------------------------------- ------------------- ------------------ -------------------
------------------------------------------------------------- ------------------- ------------------ -------------------
Total Annual Operating Expenses                                     1.53%               2.32%              2.29%
------------------------------------------------------------- ------------------- ------------------ -------------------
The management fee is based on a percentage of the Fund's average annual net assets and is shown without giving effect to a voluntary waiver by the Manager so the management fees will not exceed 0.40% of average annual net assets for each class of shares. This undertaking may be amended or withdrawn at any time.
This was withdrawn on 01/01/06. After the waiver, the management fee was 0.49%
for Class A and Class C and 0.47% for Class B. The Total Annual Operating
Expenses were 1.47% for Class A, 2.24% for Class B and 2.23% for Class C.
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees and accounting and legal expenses that the Fund pays. The "Other
Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. The "other expenses" in the table represent the expenses incurred during the prior fiscal year due to the expense limitation described above not being exceeded.
1. A contingent deferred sales charge may apply to redemptions of investments of
   $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.  Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3.  Applied to shares redeemed within 12 months of purchase.
4.  "Interest and Related Expenses from Inverse Floaters" include certain expenses and fees related to the Fund's investments in inverse floaters.
    Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's "Total Other Expenses" and "Total Annual
    Operating Expenses" in the table above and the Examples below.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

-------------------------------------- ---------------- ------------------ ------------------ ------------------------
If shares are redeemed:                    1 year            3 years            5 years              10 years
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
Class A Shares                              $624              $939              $1,276                $2,225
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
Class B Shares                              $738             $1,033             $1,454                $2,300*
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
Class C Shares                              $335              $723              $1,239                $2,655
-------------------------------------- ---------------- ------------------ ------------------ ------------------------

-------------------------------------- ---------------- ------------------ ------------------ ------------------------
If shares are not redeemed:                1 year            3 years            5 years              10 years
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
Class A Shares                              $624              $939              $1,276                $2,225
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
Class B Shares                              $238              $733              $1,254                $2,300*
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
Class C Shares                              $235              $723              $1,239                $2,655
-------------------------------------- ---------------- ------------------ ------------------ ------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and
Class C expenses do not include contingent deferred sales charges.
* Class B expenses for years 7 through 10 are based on Class A expenses since
Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio among different types of investments will vary over time based on the
Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described in this prospectus.

         The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The Fund's share prices and yields may change daily based on changes in the prices or interest rates of the securities in which the Fund invests. Those security prices or interest rates may vary in response to changes in interest rates generally, other market conditions or other economic or political events. The SAI contains more detailed information about the Fund's investment policies and risks.

Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. These debt obligations are issued by state governments, as well as their political subdivisions (such as cities, towns and counties), and their agencies and authorities. New Jersey municipal securities are municipal securities that are not subject to New Jersey personal income tax in the opinion of bond counsel to the issuer at the time the security is issued. They include obligations issued by the State of New Jersey and its political subdivisions. They also may include debt obligations of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to New Jersey personal income tax.

The Fund can also buy other municipal securities issued by the governments of the District of Columbia and of other states, as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the
Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. The Fund can buy both long-term and short-term municipal securities. For purposes of this prospectus, long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

The Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also buy "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted in relation to a specified market rate, such as the prime rate of a bank or the ninety one (91) day U.S.
Treasury Bill rate. These obligations may be secured by bank letters of credit or other credit support arrangements and can include "participation interests"
purchased from banks that give the Fund an undivided interest in a municipal obligation in proportion to its investment.

Ratings  of  Municipal  Securities  the Fund  Buys.  Most of the  municipal securities  the Fund buys are  "investment-grade"  at the time of purchase.  The
Fund can invest up to 25% of its total  assets in municipal  securities  that at the time of purchase are not "investment-grade." Securities that are rated below
"investment-grade"  are those rated below "Baa" by Moody's,  or lower than "BBB"
by  Standard  &  Poor's  Rating  Services,  or  comparable  ratings by other nationally recognized  statistical rating organizations,  or (if unrated) judged by the Manager to be  comparable  to  securities  rated below  investment-grade.
Rating  definitions  of rating  organizations  are  described in the SAI. If the rating of a security is reduced after the Fund buys it, the Fund is not required automatically  to dispose of that security.  However,  the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

         The Manager relies to some extent on credit ratings by nationally recognized statistical rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio. It also uses its own research and analysis to evaluate risks. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

         The Fund can invest a significant portion of its assets in unrated securities. If a security the Fund buys is not rated, the Manager will use its judgment to assign a rating that it believes is comparable to that of a rating organization. Some of these unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this prospectus.
Fundamental policies cannot be changed without the approval of a majority of the
Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment policies that are fundamental policies are listed in the SAI. An investment policy or technique is not fundamental unless this prospectus or the SAI says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risk.

Borrowing  for  Leverage.  The  Fund can  borrow  from  banks  to  purchase additional  securities,  a technique referred to as "leverage," in amounts up to one  third  of its  total  assets  (including  the  amount  borrowed)  less  all liabilities and  indebtedness  other than  borrowings.  The use of leverage will subject  the Fund to greater  costs than funds that do not borrow for  leverage, and may also make the  Fund's  share  price  more  sensitive  to  interest  rate changes.  The  interest on borrowed  money is an expense  that might  reduce the
Fund's yield.

"When-Issued" and "Delayed Delivery" Transactions. The Fund can purchase municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the when-issued security declines prior to the settlement date.

Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or
"puts" with respect to municipal securities. These investments give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, a security having this feature may have a lower interest rate. The Fund will acquire stand-by commitments or puts solely to enhance portfolio liquidity.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws before they can be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid securities and cannot invest more than 10% of its net assets in restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to those limits. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Hedging. The Fund can buy and sell futures contracts, put and call options, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes and has limits on its use of them. The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its investment objective.

Hedging involves risks. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the hedge might be unsuccessful and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Portfolio Turnover. A change in the securities held by the Fund is known as
"portfolio turnover." The Fund can engage in active and frequent trading to try to achieve its objective, and may have a high portfolio turnover rate (for example, over 100%). While increased portfolio turnover creates higher brokerage and transactions cost for the Fund (and may reduce performance), in most cases the Fund does not pay brokerage commissions on debt securities it buys. If the
Fund realizes capital gains when it sells its portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during recent prior fiscal years.

Temporary Defensive and Interim Investments. In times of unstable or adverse market, political or economic conditions, the Fund can invest up to 100% of its total assets in temporary defensive investments that are inconsistent with the
Fund's principal investment strategies. Generally, the Fund's defensive investments will be short-term municipal securities, but could be U.S.
government securities or highly-rated corporate debt securities.

         The Fund can also hold these types of investments for cash management purposes pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments might not be tax-exempt, and therefore when making those investments the Fund might not achieve its objective. These are referred to as interim investments.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on Form
N-Q, which are filed with the Securities and Exchange Commission (the "SEC") no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

How the Fund is Managed

THE MANAGER. The Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to certain policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the
Fund is responsible to pay to conduct its business.

         The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $235 billion in assets as of December 31, 2006, including other Oppenheimer funds with more than
6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the
         Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million,
         0.45% of the next $250 million, 0.40% of the next $250 million, and
         0.35% of average annual net assets in excess of $1 billion. As a result of the Manager's voluntary waiver of certain Fund management fees prior to January 1, 2006, the Fund's management fee for its last fiscal year ended July 31, 2006 was 0.49% of average annual net assets for Class A and C shares and 0.47% for Class B shares. That waiver was withdrawn effective January 1, 2006. Without the Manager's voluntary waiver, the
         Fund's management fee for the same period would have been 0.55%

                  A discussion regarding the basis for the Board of Trustees'
         approval of the Fund's investment advisory contract is available in the
         Fund's Semi-Annual Report to shareholders for the six month period ended January 31, 2006.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals,  including  Ronald  H.  Fielding,  Daniel G.  Loughran,  Scott S.
Cottier,  Troy E.  Willis,  Mark R.  DeMitry,  Marcus V.  Franz and  Michael  L.
Camarella,  who are primarily  responsible for the day-to-day  management of the
Fund's investments.

         Mr. Fielding has been a Vice President and Senior Portfolio Manager of the Fund since July 2002. Mr. Fielding has been a Senior Vice President of the Manager since January 1996. He is the Chief Strategist, a Senior
         Portfolio Manager, an officer and a trader for the Fund and other
         Oppenheimer funds.

         Mr. Loughran has been a Vice President of the Fund since October 2005 and a Senior Portfolio Manager of the Fund since July 2005. He has been a Vice President of the Manager since April 2001 and has been a portfolio manager with the Manager since 1999. He is team leader, a
         Senior Portfolio Manager, an officer and trader for the Fund and of other Oppenheimer funds.

         Mr. Cottier has been a Vice President of the Fund since October 2005 and a Senior Portfolio Manager of the Fund since 2002. Mr. Cottier has been a Vice President of the Manager since 2002. Prior to joining the
         Manager in 2002, Mr. Cottier was a portfolio manager and trader at
         Victory Capital Management from 1999 to 2002. He is a Senior Portfolio
         Manager, an officer and trader for the Fund and other Oppenheimer funds.

         Mr. Willis has been a Vice President of the Fund since October 2005 and a Senior Portfolio Manager of the Fund since January 2006. Mr. Willis has been an Assistant Vice President of the Manager since July 2005. He was a Portfolio Manager of the Fund from May 2003 to December 2005.
         Prior to joining the Manager in 2003, Mr. Willis was a Corporate
         Attorney for Southern Resource Group from 1999 to 2003. He is a Senior
         Portfolio Manager, an officer and a trader for the Fund and other
         Oppenheimer funds.

         Mr. DeMitry has been an Associate Portfolio Manager of the Fund and of the Manager since September 2006. Mr. DeMitry was a Research Analyst of the Manager from June 2003 to August 2006. He was a Credit Analyst of the Manager from July 2001 to May 2003. He is an Associate Portfolio
         Manager and a trader for the Fund and other Oppenheimer funds.

         Mr. Franz has been an Associate Portfolio Manager of the Fund and of the Manager since September 2006. Mr. Franz was a Research Analyst of the Manager from June 2003 to August 2006. Prior to joining the
         Manager, Mr. Franz was a summer intern in the Securities Division at
         TIAA-CREF from June 2002 to September 2002. He is an Associate
         Portfolio Manager and a trader for the Fund and other Oppenheimer funds.

         Mr. Camarella is a Research Analyst for the Fund. He has been a
         Research Analyst of the Manager since February 2006. Mr. Camarella was a Credit Analyst of the Manager from June 2003 to January 2006. Prior to joining the Manager, he was employed as an Investment Banking
         Analyst for Wachovia Securities in Charlotte, North Carolina from
         January 2000 to June 2002. He is also a trader for the Fund and other
         Oppenheimer funds.

         Additional information about the Fund's Portfolio Management Team, regarding compensation, other accounts managed and their ownership of
         Fund shares, is provided in the Statement of Additional Information.

Pending Litigation. A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent (and other defendants) in the U.S. District Court for the Southern District of New
       York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
       Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

       In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the funds, and the
       Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the
       Transfer Agent was dismissed with prejudice by court order dated April 5,
       2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

       The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
       Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the
       Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.

ABOUT YOUR ACCOUNT

How to Buy Shares

     You  can  buy  shares  several  ways,  as  described   below.   The  Fund's
Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to
accept  purchase  (and  redemption)   orders.  The  Distributor,   in  its  sole
discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
         Distributor. Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service.
Buying Shares Through the Distributor. Complete an OppenheimerFunds new
         account application and return it with a check payable to
         "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
         Colorado 80217. If you do not list a dealer on the application, Class A shares are your only option. The Distributor will act as your agent in buying Class A shares. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.
o        Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum wire purchase is
         $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o        Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
         you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
         system. You can provide share purchase instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below.
         Please refer to "AccountLink," below for more details.
o        Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder application and the SAI.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o        By using an Asset Builder Plan or Automatic Exchange Plan (details are in the SAI), or government allotment plan, you can make an initial investment for as little as $500. The minimum subsequent investment is
         $50, except that for any account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o        A minimum initial investment of $250 applies to certain fee based programs that have an agreement with the Distributor. The minimum subsequent investment for those programs is $50.
o        The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the SAI, or you can ask your dealer or call the Transfer
         Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the
Distributor receives the order. Your financial adviser can provide you with more information regarding the time you must submit your purchase order and whether the adviser is an authorized agent for the receipt of purchase orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m.,
         Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

         The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the NYSE or market on which the security is principally traded, that security may be valued by another method that the Board of
         Trustees believes accurately reflects the fair value.

         The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the
         Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.
         In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the
         Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

         If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

         The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be
         "fair valued" to take those factors into account.

The Offering Price. To receive the offering price for a particular day, the
         Distributor or its designated agent must receive your order, in proper form as described in this prospectus, by the time the NYSE closes that day. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer. If you buy shares through an authorized dealer, your dealer must receive the order by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it is closed, the order will receive the next offering price that is determined.

-------------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge
         (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
         If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
         If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
-------------------------------------------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.
The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

     o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your  shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.  That is because of the  effect of the Class B  contingent  deferred  sales  charge if you redeem within six years, as well as the effect of the Class B asset-based  sales charge on the investment return for that class in the short-term.  Class C shares might be the  appropriate  choice  (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares,  and the  contingent deferred  sales charge does not apply to amounts you sell after holding them one year.

     However,  if you plan to invest more than  $100,000  for the shorter  term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales  charge on Class C shares will have a greater  impact on your account over the longer term than the reduced  front-end  sales charge  available  for larger purchases of Class A shares.

     If you invest $1 million or more,  in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. The
Distributor  normally will not accept  purchase  orders of more than $100,000 of
Class B shares or $1 million or more of Class C shares  from a single  investor.
Dealers or other financial intermediaries  purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

o        Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, and do not expect to need access to your money for six years, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B and Class C shareholders.
         Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B and Class C shareholders.
         Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

         Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the SAI. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to Your Broker? A financial adviser may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and
         Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
         Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund held by the dealer or financial institution for its own account or held for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the SAI. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- -------------------------
          Amount of Purchase           Front-End Sales          Front-End Sales           Concession As a
                                       Charge As a              Charge As a
                                       Percentage of            Percentage of Net         Percentage of
                                       Offering Price           Amount Invested           Offering Price
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  Less than $50,000                             4.75%                    4.98%                     4.00%
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $50,000 or more but                           4.50%                    4.71%                     4.00%
  less than $100,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $100,000 or more but                          3.50%                    3.63%                     3.00%
  less than $250,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $250,000 or more but                          2.50%                    2.56%                     2.25%
  less than $500,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $500,000 or more but                          2.00%                    2.04%                     1.80%
  less than $1 million
  ------------------------------------ ------------------------ ------------------------- -------------------------
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the SAI details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

Can You Reduce Class A Sales Charges? You and your spouse may be eligible to buy
Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." The Fund
reserves the right to modify or to cease offering these programs at any time.

Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class
         B or Class C shares of the Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of Oppenheimer Money
         Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts
         (including IRAs and 403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

         To count shares of eligible Oppenheimer funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the Distributor or your current intermediary with a copy of all account statements showing your current holdings of the Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement plans or trust or custodial accounts for minor children as described above. The
         Distributor or intermediary through which you are buying shares will calculate the value of your eligible Oppenheimer fund shares, based on the current offering price, to determine which Class A sales charge rate you qualify for on your current purchase.

Letters of Intent.  You may also qualify for reduced  Class A sales charges by  submitting  a Letter of Intent to the  Distributor.  A Letter of Intent is a
written  statement of your  intention to purchase a specified  value of Class A,
Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period.  The total  amount of your  intended  purchases  of Class A, Class B and
Class C shares will  determine  the reduced sales charge rate that will apply to your Class A share  purchases of the Fund during that period.  Purchases made up to 90 days  before the date that you submit a Letter of Intent  will be included in that determination. Any Class A shares of Oppenheimer Money Market Fund, Inc.
or Oppenheimer Cash Reserves on which you have not paid a sales charge, will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the  specified  amount of shares.  You may also be able to apply the
Right of Accumulation to these purchases.

     You can choose to include purchases made up to 90 days before the date that you submit a Letter of Intent.  Your Class A shares of Oppenheimer  Money Market
Fund,  Inc.  or  Oppenheimer  Cash  Reserves  on which you have not paid a sales charge will not be counted for this purpose.  Submitting a Letter of Intent does not  obligate you to purchase the  specified  amount of shares.  You may also be able to apply the Right of Accumulation to these purchases.

     If you do not complete the Letter of Intent, the front-end sales charge you paid on your  purchases  will be  recalculated  to reflect  the actual  value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares -
Letters of Intent" in the Fund's  Statement of Additional  Information  for more complete information. . OTHER SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. The
Fund and the Distributor  offer other  opportunities  to purchase shares without front-end or contingent  deferred  sales  charges  under the programs  described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge, at the net asset value per share in effect on the payable date. You must notify the Transfer Agent in writing to elect this option and must have an existing account in the fund selected for reinvestment.
Exchanges of Shares. Shares of the Fund may be exchanged for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of the Fund can be purchased by exchange of shares of certain other Oppenheimer funds on the same basis. Please refer to "How to Exchange Shares" in this prospectus and in the SAI for more details, including a discussion of circumstances in which sales charges may apply on exchanges.
Reinvestment Privilege. Within six months of a redemption of certain Class A and
         Class B shares, the proceeds may be reinvested in Class A shares of the
         Fund, or any of the other Oppenheimer funds into which shares of the
         Fund may be exchanged, without a sales charge. This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A or Class B shares that were subject to a contingent deferred sales charge when redeemed. The investor must ask the Transfer
         Agent or his or her financial intermediary for that privilege at the time of reinvestment and must identify the account from which the redemption was made.

Other Special Reductions and Waivers.  The Fund and the Distributor offer additional  arrangements  to reduce or eliminate  front-end  sales charges or to waive  contingent  deferred sales charges for certain types of transactions  and for certain  categories of investors.  These are described in greater  detail in
Appendix C to the Statement of Additional  Information.  The Fund's Statement of
Additional  Information  may be  ordered  by  calling  1.800.225.5677  or may be accessed  through  the  OppenheimerFunds  website,  at  www.oppenheimerfunds.com
(under the heading "I Want To," follow the hyperlink "Access Fund Documents" and click on the icon in the column "SAI" next to the Fund's name). A description of these  waivers and special  sales  charge  arrangements  is also  available  for viewing on the  OppenheimerFunds  website (under the heading "Fund Information,"
click on the hyperlink "Sales Charge  Waivers").  To receive a waiver or special
sales  charge  rate  under  these  programs,   the  purchaser  must  notify  the
Distributor  (or other  financial  intermediary  through  which shares are being purchased)  at the time of purchase,  or must notify the  Transfer  Agent at the time of redeeming  shares for waivers that apply to  contingent  deferred  sales charges.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more. That concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

         If you redeem any of those shares within an 18 month "holding period"
         measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
         That sales charge will be equal to 1.0% of the lesser of:
o        the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares
         purchased by reinvestment of dividends or capital gain distributions);
         or
o        the original net asset value of the redeemed shares.

         The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds.
The Class B contingent deferred sales charge is paid to compensate the
Distributor for its expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

----------------------------------------------------------- ---------------------------------------------------------
Years Since Beginning of Month in Which Purchase Order      Contingent Deferred Sales Charge on Redemptions in That
was Accepted                                                Year
                                                            (As % of Amount Subject to Charge)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
More than 6                                                 None
----------------------------------------------------------- ---------------------------------------------------------
               In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to
         Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and
         Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other
         Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the SAI.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
         A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.
         Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Board of
         Trustees can increase that fee to 0.25% of average annual net assets without shareholder approval. Shareholders will be notified of any such change. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has
         adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class
         B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of up to 0.15% per year under each plan.
         However, the Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholder approval. Shareholders will be notified of any such change.

         The asset-based sales charge and service fees increase Class B and
         Class C expenses by 0.90% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor normally pays the 0.15% service fees to dealers in advance for the first year after the shares are sold by the dealer.
         After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

         The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
         Class B shares is therefore 4.00% of the purchase price. The
         Distributor normally retains the Class B asset-based sales charge. See the SAI for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
         Class C shares is therefore 0.90% of the purchase price. The
         Distributor normally pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor normally retains the Class C asset-based sales charge during the first year after the Class C shares are purchased. See the SAI for exceptions.

         Under certain circumstances, the Distributor will pay the full Class B or Class C asset-based sales charge and the service fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase, if there is a special agreement between the dealer and the Distributor. In those circumstances, the sales concession will not be paid to the dealer.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the
Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the
Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund" in this prospectus because they are not paid by the Fund.

       "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the
Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

       In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

       Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the
Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

       Payments may also be made by the Manager, the Distributor or the Transfer
Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

       The SAI contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
      o  transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
         Builder Plans, or
      o  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
         Transfer Agent for more information. You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer
Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to the bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the
         PhoneLink number and the Fund will send the proceeds directly to your
         AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at
1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the SAI for details.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received by the Distributor or your authorized financial intermediary, in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o You wish to redeem more than $100,000 and receive a check.
     o The redemption check is not payable to all shareholders listed on the account statement.
     o The redemption check is not sent to the address of record on your account statement.
     o Shares are being transferred to a Fund account with a different owner or name.
     o Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o        a U.S. bank, trust company, credit union or savings association,
o        a foreign bank that has a U.S. correspondent bank,
o        a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o        a U.S. national securities exchange, a registered securities association or a clearing agency.
         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Receiving Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by
Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the
Transfer Agent at 1.800.225.5677.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards.
They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use.
Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.

o        Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o        Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o        Checks must be written for at least $500. Checks written below the stated amount on the check will not be accepted. However, if you have existing checks indicating a $100 minimum, you may still use them for amounts of $100 or more.
o        Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o        You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o        Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
o Your name,
o The Fund's name,
o Your Fund account number (from your account statement),
o The dollar amount or number of shares to be redeemed,
o Any special payment instructions,
o Any share certificates for the shares you are selling,
o The signatures of all registered owners exactly as the account is registered,
and
o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                                Send courier or express mail
requests by mail:                                            requests to:
OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver, Colorado 80217                                       Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00
p.m. Eastern time, but may be earlier on some days. You may not redeem shares under a share certificate by telephone.
     o To redeem shares through a service representative or automatically on
PhoneLink, call 1.800.225.5677.

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the
         Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.
Brokers or dealers may charge a processing fee for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the SAI and you advise the
Transfer Agent of your eligibility for the waiver when you place your redemption request.)

         A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o the amount of your account value  represented by an increase in net asset value over the initial purchase price,
o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in Appendix C to the
SAI.

         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     1. shares acquired by reinvestment of dividends and capital gains distributions,
     2. shares held for the holding period that applies to the
     class, and
     3. shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire.
Similarly, if you acquire shares of this Fund by exchanging shares of another
Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another
Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

     o Shares of the fund selected for exchange must be available for sale in your state of residence. o The selected fund must offer the exchange privilege. o When you establish an account, you must hold the shares you buy for at least seven days before you can
         exchange them. After the account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
     o You must meet the minimum purchase requirements for the selected fund.
     o   Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
     o Before exchanging into a fund, you must obtain its prospectus and should read it carefully.

         For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. An exchange may result in a capital gain or loss.

         You can find a list of the Oppenheimer funds that are currently available for exchanges in the SAI or you can obtain a list by calling a service representative at 1.800.225.5677. The funds available for exchange can change from time to time.

         A contingent deferred sales charge (CDSC) is not charged when you exchange shares of the Fund for shares of another Oppenheimer fund. However, if you exchange your shares during the applicable CDSC holding period, the holding period will carry over to the fund shares that you acquire. Similarly, if you acquire shares of the Fund in exchange for shares of another Oppenheimer fund that are subject to a CDSC holding period, that holding period will carry over to the acquired shares of the Fund. In either of these situations, a CDSC may be imposed if the acquired shares are redeemed before the end of the CDSC holding period that applied to the exchanged shares.

         There are a number of other special conditions and limitations that apply to certain types of exchanges. These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the SAI.

     HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover.
         Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.
Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address.
         Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the SAI for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
         The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the
         Fund's brokerage or administrative expenses might be increased.

         Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

Timing of Exchanges.  Exchanged shares are normally  redeemed from one fund and the proceeds are  reinvested  in the fund  selected for exchange on the same regular  business  day on  which  the  Transfer  Agent or its  agent  (such as a financial  intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request  must be received  by the close of the NYSE that day,  which is normally
4:00 p.m. Eastern time but may be earlier on some days, in order to receive that day's net asset value on the exchanged shares.  Exchange requests received after the close of the NYSE will receive the next net asset value calculated after the request is received.  However,  the Transfer  Agent may delay  transmitting  the proceeds from an exchange for up to five business days if it determines,  in its discretion,  that an  earlier  transmittal  of the  redemption  proceeds  to the receiving  fund would be  detrimental to either the fund from which the exchange is being made or the fund into which the  exchange is being made.  The  proceeds will be invested  in the fund into which the  exchange is being made at the next net asset value  calculated  after the proceeds are received.  In the event that such a delay in the  reinvestment  of proceeds  occurs,  the Transfer Agent will notify you or your financial representative.

     o Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or  terminate  trading  activity by any person,  group or account  that it believes would be  disruptive,  even if the activity has not exceeded the policy outlined in this  prospectus.  The  Transfer  Agent may review and  consider the history of frequent  trading  activity in all accounts in the Oppenheimer  funds known to be under common  ownership  or control as part of the Transfer  Agent's procedures to detect and deter excessive trading activity.

     o Exchanges  of Client  Accounts by  Financial  Advisers.  The Fund and the
Transfer Agent permit dealers and financial  intermediaries  to submit  exchange requests on behalf of their customers  (unless that authority has been revoked).
The  Distributor  and/or the  Transfer  Agent have  agreements  with a number of financial  intermediaries  that permit them to submit exchange orders in bulk on behalf of their  clients.  Those  intermediaries  are  required  to  follow  the exchange policies stated in this prospectus and to comply with additional,  more stringent restrictions. Those additional restrictions include limitations on the funds  available  for  exchanges,  the  requirement  to give  advance  notice of exchanges to the Transfer Agent,  and limits on the amount of client assets that may be invested in a particular  fund. A fund or the Transfer Agent may limit or refuse bulk exchange requests submitted by such financial  intermediaries if, in the Transfer Agent's judgment,  exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

     o  Redemptions  of Shares.  These  exchange  policy  limits do not apply to redemptions of shares.  Shareholders are permitted to redeem their shares on any regular business day,  subject to the terms of this prospectus.  Further details are provided under "How to Sell Shares."

     o Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the
Transfer Agent may refuse any purchase or exchange order in their discretion and are not  obligated to provide  notice  before  rejecting an order.  The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive
60  days'  notice  of any  material  change  in the  exchange  privilege  unless applicable law allows otherwise.

o             Right to Terminate or Suspend Account Privileges. The Transfer
              Agent may send a written warning to direct shareholders that the
              Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

o             Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan, that holds your shares in an account under its name (these are
              sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply.

              While the Fund, the Distributor, the Manager and the Transfer
              Agent encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the
              Transfer Agent may not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the
              "omnibus" or "street name" accounts of a financial intermediary.
              Therefore the Transfer Agent might not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b)
              omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not
              identified to the Transfer Agent.

              However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial
              intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the
              Fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

     Additional Policies and Procedures. The Fund's Board has adopted the following additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:

     o 30-Day Limit. A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further  exchanges into another fund for a period of 30 calendar days from the date of the  exchange.  The block will apply to the full account balance and not just to the amount exchanged into the account.  For example,  if a shareholder  exchanged  $1,000 from one fund into another fund in which the shareholder  already owned shares worth $10,000,  then,  following the exchange,  the full account  balance  ($11,000 in this example) would be blocked from further  exchanges  into  another fund for a period of 30 calendar  days. A
"direct  shareholder"  is one whose  account is  registered  on the Fund's books showing the name, address and tax ID number of the beneficial owner.

o             Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund that offers an exchange privilege at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

o             Dividend Reinvestments/B Share Conversions. Reinvestment of
              dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

o             Asset Allocation. Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above.
              Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts.
              "On-demand" exchanges outside the parameters of portfolio
              rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer "funds-of-funds" that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

o             Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are
              established through the Transfer Agent will not be subject to the
              30-day block as a result of those automatic or systematic
              exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the SAI.

     A $12 annual fee  "Minimum  Balance  Fee" is assessed on each Fund  account with a value of less than  $500.  The fee is  automatically  deducted  from each applicable Fund account annually in September.  See the SAI to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer
         Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using
         PINs, and by confirming such transactions in writing. The Transfer
         Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
         Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this prospectus.
Dealers that perform account transactions for their clients by participating in
         NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the SEC, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security number, Employer
         Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer
         Agent may use this information to attempt to verify your identity. The
         Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
         if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

     If you want to receive multiple copies of these materials, you may call the
Transfer  Agent at  1.800.225.5677.  You may also notify the  Transfer  Agent in writing. Individual copies of prospectuses,  reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

          The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of
Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on
Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The
Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Capital Gains Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
         AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
         reinvest all distributions in the same class of shares of another
         OppenheimerFunds account you have established.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. However, all or a portion of the exempt-interest dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year, is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "I Want To," clink on the link "Access the Tax Center" and under the drop down menu for "Tax Preparation Information," click the link "Municipal
Income/Tax Preference Percentage Tables." You'll find a link to the Oppenheimer
Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

         Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the
Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Exempt-interest dividends earned by residents of New Jersey generally should not be subject to federal, state, or local income taxes. The portion of the Fund's dividends that is attributable to income earned on other obligations
(not New Jersey municipal securities) will normally be subject to New Jersey personal income taxes. Exempt-interest dividends attributable to income from New
Jersey municipal securities will generally be subject to state and local personal income taxes applicable to residents of other states.

       Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by the Fund.

         It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance.
Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

       The Fund intends each year to qualify as a "regulated investment company"
under the Internal Revenue Code, but reserves the right not to qualify. It qualified during its last fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares (including reinvested dividends) and the price you receive when you sell them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal and state income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund's financial highlights for the Fund's fiscal years 2002 through 2006 have been restated from those originally included in the Fund's Annual Report for the Fund's fiscal year ended July 31, 2006. The restatement changes the accounting treatment of the Fund's portfolio holdings of certain municipal bond derivative securities referred to as "inverse floaters." Expenses for each class of shares were restated to reflect the interest and fee expense related to the
Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate securities transactions. However, these changes in accounting treatment have not affected the Fund's net asset values per share or the investment performance of each class of shares.

This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
(As restated, see Note 9 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information)
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED JULY 31,                             2006            2005            2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.03      $    10.76      $    10.51     $    10.99     $    10.89
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .55 1           .62 1           .67            .67            .53
Net realized and unrealized gain (loss)                   (.09)           1.32             .23           (.52)           .08
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .46            1.94             .90            .15            .61
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.59)           (.67)           (.65)          (.63)          (.51)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    11.90      $    12.03      $    10.76     $    10.51     $    10.99
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.93%          18.46%           8.63%          1.21%          5.79%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $  371,295      $  200,831      $   94,214     $   61,825     $   47,305
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  287,248      $  133,634      $   78,828     $   54,811     $   42,809
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     4.67%           5.41%           6.28%          6.24%          4.88%
Expenses excluding interest
and fees on short-term floating rate
notes issued                                              0.90%           0.91%           0.98%          1.02%          0.84%
Interest and fees on short-term
floating rate notes issued 4                              0.63%           0.35%           0.32%          0.26%          0.10%
                                                    ---------------------------------------------------------------------------
Total expenses                                            1.53%           1.26%           1.30%          1.28%          0.94%
Expenses after payments and waivers and
reduction to custodian expenses                           1.47%           1.06%           1.10%          1.08%          0.73% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     19%              7%             14%            62%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   40 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS B   YEAR ENDED JULY 31,                             2006            2005            2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.05      $    10.78      $    10.52     $    11.00     $    10.90
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .47 1           .54 1           .60            .59            .45
Net realized and unrealized gain (loss)                   (.11)           1.31             .23           (.53)           .08
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .36            1.85             .83            .06            .53
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.50)           (.58)           (.57)          (.54)          (.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    11.91      $    12.05      $    10.78     $    10.52     $    11.00
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.03%          17.53%           7.92%          0.46%          4.99%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   73,887      $   62,399      $   51,329     $   46,912     $   43,888
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   68,065      $   56,755      $   50,920     $   45,226     $   41,532
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.93%           4.74%           5.54%          5.46%          4.12%
Expenses excluding interest
and fees on short-term floating rate
notes issued                                              1.69%           1.68%           1.73%          1.78%          1.60%
Interest and fees on short-term
floating rate notes issued 4                              0.63%           0.35%           0.32%          0.26%          0.10%
                                                    ---------------------------------------------------------------------------
Total expenses                                            2.32%           2.03%           2.05%          2.04%          1.70%
Expenses after payments and waivers and
reduction to custodian expenses                           2.24%           1.83%           1.85%          1.84%          1.49% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     19%              7%             14%            62%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   41 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
(As restated, see Note 9 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information)
--------------------------------------------------------------------------------

CLASS C   YEAR ENDED JULY 31,                             2006            2005            2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.04      $    10.77      $    10.51     $    10.99     $    10.89
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .46 1           .53 1           .59            .59            .44
Net realized and unrealized gain (loss)                   (.09)           1.32             .24           (.53)           .09
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .37            1.85             .83            .06            .53
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.50)           (.58)           (.57)          (.54)          (.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    11.91      $    12.04      $    10.77     $    10.51     $    10.99
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.14%          17.54%           7.91%          0.45%          4.99%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $  138,581      $   70,128      $   23,795     $   17,784     $   12,664
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  104,423      $   40,717      $   20,470     $   16,770     $    9,831
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.90%           4.57%           5.53%          5.49%          4.10%
Expenses excluding interest
and fees on short-term floating rate
notes issued                                              1.66%           1.67%           1.73%          1.78%          1.60%
Interest and fees on short-term
floating rate notes issued 4                              0.63%           0.35%           0.32%          0.26%          0.10%
                                                    ---------------------------------------------------------------------------
Total expenses                                            2.29%           2.02%           2.05%          2.04%          1.70%
Expenses after payments and waivers and
reduction to custodian expenses                           2.23%           1.82%           1.85%          1.84%          1.49% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     19%              7%             14%            62%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.

5. Excludes interest expense.

INFORMATION AND SERVICES

For More Information on Oppenheimer New Jersey Municipal Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the SAI, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------- ---------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.CALL OPP (225.5677)
------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------
By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270 Denver, Colorado
                                            80217-5270
------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------
On the Internet:                            You can request these documents by e-mail or through the
                                            OppenheimerFunds website.  You may also read or download certain documents on the OppenheimerFunds website at:
                                            www.oppenheimerfunds.com
                                            ------------------------
------------------------------------------- ---------------------------------------------------------------------

Information about the Fund including the SAI can be reviewed and copied at the
Securities and Exchange Commission's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.942.8090. Reports and
other information about the Fund are available on the EDGAR database on the
Securities and Exchange Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the
Securities and Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the Securities and Exchange Commission's Public Reference Section,
Washington, D.C. 20549-0102. No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the
Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                 [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. 811-5867
PR0395.001.0307
Printed on recycled paper

                            APPENDIX TO PROSPECTUS OF
                      Oppenheimer New Jersey Municipal Fund

         Graphic Material included in the prospectus of Oppenheimer New Jersey
Municipal Fund: "Annual Total Returns (Class A) (as of December 31 each year)":

         A bar chart will be included in the prospectus of Oppenheimer New
Jersey Municipal Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the last ten calendar years, without deducting sales charges or taxes. Set forth below are the relevant data points that will appear on the bar chart.

Calendar                                             Oppenheimer New Jersey
Year                                                 Municipal Fund
Ended                                                Class A Shares

12/31/97                                                   9.51%
12/31/98                                                   6.38%
12/31/99                                                  -8.01%
12/31/00                                                   9.38%
12/31/01                                                   3.98%
12/31/02                                                   9.44%
12/31/03                                                   7.21%
12/31/04                                                   8.53%
12/31/05                                                  10.10%
12/31/06                                                   7.76%

---------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer New Jersey Municipal Fund
---------------------------------------------------------------------------------------------------------------------------------------

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Revised Statement of Additional Information dated March 2, 2007

         This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Fund and supplements information in the Revised Prospectus dated March 2, 2007. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the
Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver,
Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks..............................................
       The Fund's Investment Policies..............................................................................
       Municipal Securities........................................................................................
       Other Investment Techniques and Strategies..................................................................
       Other Investment Restrictions...............................................................................
       Disclosure of Portfolio Holdings............................................................................
How the Fund is Managed............................................................................................
       Organization and History....................................................................................
       Board of Trustees and Oversight Committees..................................................................
       Trustees and Officers of the Fund...........................................................................
       The Manager ................................................................................................
Brokerage Policies of the Fund.....................................................................................
Distribution and Service Plans.....................................................................................
Payments to Fund Intermediaries....................................................................................
Performance of the Fund............................................................................................

About Your Account
How To Buy Shares..................................................................................................
How To Sell Shares.................................................................................................
How to Exchange Shares.............................................................................................
Dividends, Capital Gains and Taxes.................................................................................
Additional Information About the Fund..............................................................................

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm............................................................
Financial Statements ..............................................................................................

---------------------------------------------------------------------------------------------------------------------------------------

ABOUT THE FUND
---------------------------------------------------------------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

         The investment objective and the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information ("SAI") contains supplemental information about those policies and the types of securities that the Fund's investment manager,
OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its objective. It may use some of the special investment techniques and strategies at some times or not at all.

         The Fund does not make investments with the objective of seeking capital growth because that would be inconsistent with its goal of seeking tax-exempt income. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

         However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund may dispose of securities prior to their maturity for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

         There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.
These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "What Does the Fund Invest In?" and
"About the Fund's Investments." As a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New
Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Municipal  Bonds.  The Fund has classified  municipal  securities  having a maturity  (when the security is issued) of more than one (1) year as  "municipal bonds." The principal  classifications of long-term municipal bonds are "general obligation" and "revenue" bonds (including "industrial development" and "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

         Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five (5) to ten (10) years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

General  Obligation  Bonds.  The basic security  behind general  obligation bonds is the issuer's  pledge of its full faith and credit and taxing power,  if any,  for the  repayment of  principal  and the payment of interest.  Issuers of general  obligation bonds include states,  counties,  cities,  towns, and school districts.  The proceeds of these  obligations  are used to fund a wide range of public projects,  including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the
payment  of  debt   service  on  these  bonds  may  be  limited  or   unlimited.
Additionally,  there  may  be  limits  as to  the  rate  or  amount  of  special assessments that can be levied to meet these obligations.

Revenue Bonds.  The principal  security for a revenue bond is generally the net revenues  derived from a particular  facility,  group of facilities,  or, in some cases,  the  proceeds  of a special  excise tax or other  specific  revenue source,  such as a  state's  or local  government's  proportionate  share of the tobacco Master Settlement Agreement.  Revenue bonds are issued to finance a wide variety of capital  projects.  Examples include  electric,  gas, water and sewer systems; highways,  bridges, and tunnels; port and airport facilities;  colleges and universities; and hospitals.

         Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue
Code"), the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or, "industrial development bonds" as they were referred to under pre-1986 law), the proceeds of which are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

         Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

         Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue
Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user. A "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

         Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

         The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

         Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund will constitute an item of tax preference to such shareholders.

Municipal Notes.  Municipal securities having a maturity (when the security is issued) of less than one (1) year are  generally  known as  municipal  notes.
Municipal  notes  generally are used to provide for short-term  working  capital needs. Some of the types of municipal notes the Fund can invest in are described below.

Tax Anticipation  Notes.  These are issued to finance working capital needs of  municipalities.  Generally,  they are  issued  in  anticipation  of  various seasonal tax revenue,  such as income,  sales,  use or other business taxes, and are payable from these specific future taxes.

Revenue  Anticipation  Notes.  These are notes  issued  in  expectation  of receipt of other  types of revenue,  such as Federal  revenues  available  under
Federal revenue-sharing programs.

Bond  Anticipation  Notes.  Bond  anticipation  notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

Construction  Loan Notes.  These are sold to provide  project  construction financing until permanent financing can be secured.  After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

Tax-Exempt  Commercial Paper. This type of short-term  obligation  (usually having a  maturity  of 270 days or less),  is issued by a  municipality  to meet current working capital needs.

Municipal  Lease  Obligations.  The Fund's  investments in municipal  lease obligations  may be through  certificates of  participation  that are offered to investors by public  entities.  Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

         Some municipal lease securities may be deemed to be "illiquid"
securities. Their purchase by the Fund would be limited as described below in
"Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:

         |_| the frequency of trades and price quotations for such securities;
         |_| the number of dealers or other potential buyers willing to purchase or sell such securities;
         |_| the availability of market-makers; and
         |_| the nature of the trades for such securities.

         Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

         Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

         In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units.
A default in payment of income would result in a reduction of income to the
Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

TOBACCO RELATED BONDS. The Funds may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master Settlement
Agreement ("MSA") described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest a significant portion of its assets in tobacco  settlement  revenue bonds.  Tobacco settlement revenue bonds are  secured  by an  issuing  state's  proportionate  share in the  Master
Settlement  Agreement  ("MSA").  The MSA is an agreement reached out of court in
November  1998  between 46 states and six other  U.S.  jurisdictions  (including
Puerto Rico and Guam) and the four largest U.S. tobacco  manufacturers  (Phillip
Morris, RJ Reynolds,  Brown & Williamson,  and Lorillard).  Subsequently,  a
number of  smaller  tobacco  manufacturers  signed on to the MSA,  bringing  the
current  combined  market  share  of  participating   tobacco  manufacturers  to
approximately  92%. The MSA provides for payments  annually by the manufacturers to the states and  jurisdictions  in  perpetuity,  in exchange for releasing all claims against the manufacturers and a pledge of no further litigation.  The MSA established a base payment  schedule and a formula for  adjusting  payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed  percentage of the payment as set forth in the MSA.

         A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to a Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

         Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect a Fund's net asset value.

         The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds").
STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

         These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as
"appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA
Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

         Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits allege, among other things, that the MSA and/or the states'
MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

         To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although three such challenges have survived initial appellate review of motions to dismiss. Two of these three challenges (referred to herein as Grand River and Freedom Holdings) are pending in the U.S. District Court for the Southern District of New York and have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation. In these two cases, certain decisions by the U.S. Court of Appeals for the Second
Circuit have created heightened uncertainty as a result of that court's interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states' MSA-related legislation, which interpretation appears to conflict with interpretations by other courts, which have rejected challenges to the MSA and the states' MSA-related legislation. Prior decisions rejecting such challenges have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and are protected from antitrust challenges based on established antitrust immunity doctrines. Such a conflict may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states' related
MSA-legislation and could adversely affect payment streams associated with the
MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states' MSA-related legislation.

Grand  River and  Freedom  Holdings.  Both  cases are  pending  in the U.S.
District  Court for the  Southern  District  of New York and seek to enjoin  the enforcement of states' MSA-related legislation.  The Grand River case is pending against the attorneys  general of 31 states.  The plaintiffs  seek to enjoin the enforcement  of the states'  MSA-related  legislation,  and allege,  among other things,  (a)  violations  of  federal  antitrust  law,  the  accompanying  state legislation  enacted  pursuant to the MSA mandates or authorizes such violations and is thus  preempted by federal law and that (b) the MSA and related  statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution.
Grand River was  remanded and remains  pending in the Southern  District and the parties  have engaged in discovery  with respect to the  antitrust  and Commerce
Clause claims.

         The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case. On February 10, 2006, plaintiffs filed an amended complaint seeking (1) a declaratory judgment that the operation of the MSA and New York's MSA-related legislation implements an illegal per se output cartel in violation of the federal antitrust laws and is preempted thereby, (2) a declaratory judgment that New York's MSA-related legislation, together with the similar legislation of other states, regulates interstate commerce in violation of the Commerce Clause of the U.S. Constitution and (3) an injunction permanently enjoining the enforcement of New York's
MSA-related legislation.

         To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the
District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states' MSA-related legislation, could potentially lead to invalidation of the MSA and states' MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund's outstanding investment.

         A third case challenging the MSA (Xcaliber v. Ieyoub) in federal court in Louisiana (Fifth Circuit) also has survived appellate review of motions to dismiss. Certain non-participating manufacturers are alleging, among other things, that certain provisions of Louisiana's MSA-related legislation violate various provisions of the U.S. Constitution and the Louisiana constitution. On
March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court's dismissal of the plaintiffs' complaint and remanded the case for reconsideration. In addition to the three cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states' MSA-related legislation in California, Louisiana, Oklahoma, Kansas,
Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand
River are also raised in many of these other cases. The MSA and states'
MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

         Litigation Seeking Monetary Relief from Tobacco Industry Participants.
The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as
"secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

         The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

         The ultimate outcome of any pending or future lawsuit is uncertain.
Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Ratings of Municipal  Securities.  Ratings by ratings organizations such as
Moody's  Investors  Service,  Inc.  ("Moody's"),  Standard  &  Poor's Rating
Services, a division of the McGraw-Hill Companies,  Inc., ("S&P") and Fitch,
Inc.  ("Fitch")  represent the respective rating agency's opinions of the credit quality of the  municipal  securities  they  undertake to rate.  However,  their ratings are  general  opinions  and are not  guarantees  of  quality.  Municipal securities  that have the same  maturity,  coupon and rating may have  different yields,  while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

         Lower grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.
However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

         After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

         The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as an AAA-rated security.

         The rating definitions of Moody's, S&P and Fitch for municipal securities are contained in Appendix A to this SAI. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The
Manager will make its own assessment of the credit quality of unrated issues the
Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the
Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in New Jersey Municipal Securities. Because
the Fund focuses its investments primarily on New Jersey municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of New Jersey and its municipalities, authorities and other instrumentalities that issue securities in which the Fund invests, including political developments, economic problems and legislation as well as adverse events affecting borrower entities and credit enhancement providers. It is not possible to predict the future impact of political developments, economic, regulatory or tax problems and legislation on the long-term ability of the State of New Jersey or New Jersey municipal issuers, borrower entities or credit enhancement providers to pay interest or repay principal on their obligations.

         The information below is only a brief summary of general information regarding the state and the types of obligations issued by it and its political subdivisions, based upon information the Fund has drawn from sources that it believes are reliable, including official statements relating to securities offerings of New Jersey issuers. The information below is general in nature and does not provide information about the financial condition of the state or specific issuers in whose securities the Fund may invest, or the risks of those specific investments. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

New Jersey Economic Information and Trends. The New Jersey economy remains strong and the outlook for 2006 is for continued growth in employment and income. In many ways, New Jersey has an enviable economic profile - a large and balanced employment base with a record number of people working, income and wealth levels that are among the highest in the country, a well-educated and productive workforce, and over-representation in employment in key high-paying service sectors.

However, there is worrisome evidence that the state's economic advantages are eroding. In 2005 the state's employment growth rate lagged well behind that of the nation and the composition of the state's job growth was concentrated in relatively lower-than-average pay sectors. In addition, a longer-term erosion of the state's science and technology employment base also raises questions about the future direction of the economy and emphasizes the need for an aggressive economic development policy. At the same time, the state's persistent structural fiscal deficit must be addressed, but it must be done in a way that does not damage the economy.

In 2005, the state added 37,200 jobs for a 0.9% increase (December 2004 to
December 2005). The state's employment rate of growth was significantly below the 1.5% job increase of the nation, despite two major hurricanes that caused significant employment losses in the Gulf Coast region. In 2004 New Jersey added
46,300 jobs. Thus, employment growth in 2005 was down by 9,100 jobs from a year earlier. However, nearly one-third of the 2004 job gain was in the public sector. Private sector employment in New Jersey in 2005 grew by 35,400 jobs, and exceeded the 31,300 private sector job gain of 2004.

Personal income growth in New Jersey was solid with a 5.3% gain between the third quarter of 2004 and the third quarter of 2005. For the first three quarters of 2005, personal income rose by 5.8% over the same period in 2004.
Housing activity in 2005 continued to be very strong and new residential permits approached 39,000, the highest annual total of the decade. Home prices also continued to rise rapidly with the median price of an existing single family home in New Jersey increasing by 13.6% between the third quarter of 2004 and the third quarter of 2005. However, the long-awaited, and frequently forecasted, cooling of the housing sector is finally underway. By the end of 2005, a significant increase in unsold housing inventory, a slowdown in price appreciation, and a marked decline in housing sales in New Jersey all pointed convincingly to a slowing housing sector in 2006.

The primary government's assets total $30.8 billion, an increase of $2.3 billion from the prior fiscal year. This increase was the result of a $1.5 billion increase in investments as well as an $823.4 million increase in the state's capital assets. As of June 30, 2005, liabilities exceeded assets by $6.2 billion. The State's unrestricted net assets, which represent net assets that have no statutory commitments and are available for discretionary use, totaled a negative $19.0 billion. The negative balance is primarily a result of financing unfunded actuarial liabilities in the State's pension fund systems and uninsured motorist funds, financing local elementary and high school construction, and securitizing tobacco master settlement agreement receipts.

During Fiscal Year 2005, State revenues, including transfers, totaled $45.1 billion, an increase of $4.9 billion from the prior fiscal year. General taxes totaled $23.3 billion and accounted for 51.6 percent of total State revenues for
Fiscal Year 2005. This amount reflects a $2.4 billion increase from the prior fiscal year. The State's Gross Income Tax totaled $9.5 billion, the Sales and
Use Tax totaled $6.5 billion and the Corporation Business Tax totaled $2.4 billion. The State's three major taxes comprised 78.8 percent of the total general taxes that were collected during Fiscal Year 2005.

Total revenues for fiscal 2007 are expected to be $30.7 billion, $2.5 billion above the revised fiscal 2006 anticipation, and include new revenue solutions of
$1.8 billion. Base revenues are expected to grow moderately in fiscal 2007. Most economic indicators for the nation and New Jersey are projected to be at least as strong in 2006 as they were in 2005 and somewhat softer in 2007. Absent any of the revenue actions that have been proposed by the Governor, base revenue for fiscal 2007 would have been only $29 billion which is $800 million more than the total revenue in the current budget.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

Floating  Rate  and  Variable  Rate   Obligations.   Variable  rate  demand
obligations  may have a demand  feature  that  allows  the  Fund to  tender  the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligation.

         The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the ninety-one (91) day
U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one (1) year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

         The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated
maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon not more than thirty (30) days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7)
days are subject to the Fund's limitations on investments in illiquid securities.

Inverse  Floaters.  The Fund  invests  in  "inverse  floaters",  which  are derivative  instruments  that pay  interest  at rates that move in the  opposite direction of yields on short-term securities. As short-term interest rates rise, the  interest  rate on inverse  floaters  falls and they  produce  less  current income.  As short-term  interest  rates fall,  the interest rates on the inverse floaters  increase and they pay more current  income.  Their market value can be more volatile than that of a  conventional  fixed-rate  security  having similar credit quality,  redemption  provisions and maturity.  The Fund can invest up to
20% of its total assets in inverse floaters.

        Currently, most of the inverse floaters the Fund buys are created when the Fund purchases a fixed-rate municipal security and subsequently transfers it to a broker-dealer which sells it to a trust. The trust divides the fixed-rate security into two floating rate securities: (i) a short-term tax-free floating rate security paying interest at rates that usually reset daily or weekly, typically with the option to be tendered for par value on each reset date, and
(ii) a residual interest (the "inverse floater") that is a long-term tax-free floating rate security, sometimes also referred to as a "residual interest certificate." The inverse floater pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The terms of the inverse floaters in which the Fund invests grant the Fund the right to require a tender of the short-term floating rate securities, upon payment of the principal amount due to the holders of the short-term floating rate notes issued by the trust and certain other fees. The Fund may then require the trust to exchange the underlying fixed-rate security for the short-term floating rate security and the inverse floater that the Fund owns.

        The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

        Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

         Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

         Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations.
"Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security.
The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forebearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

         An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

         The Fund has changed its accounting treatment of inverse floater transactions in which the Fund has transferred a municipal security it owned to a trust. Prior to 2007, for accounting presentation purposes, these transactions were treated as a sale of the municipal security and a purchase of the inverse floater. Under applicable financial accounting standards however, the transfer of the security is considered a form of secured borrowing for financial reporting purposes. This change in accounting treatment does not apply to inverse floaters acquired by the Fund that were created by a third-party's transfer of a municipal security to the issuing trust.

"When-Issued" and "Delayed  Delivery"  Transactions.  The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or "forward commitment") basis.  "When-issued" or "delayed delivery"  refers to securities  whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two
(2) years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

         The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

         When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value in a purchases. The Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

         When-issued transactions and forward commitments can be used by the
Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

Zero-Coupon  Securities.  The Fund may buy zero-coupon and delayed interest municipal  securities.  Zero-coupon  securities  do not make  periodic  interest payments  and are sold at a deep  discount  from  their  face  value.  The buyer recognizes  a rate of  return  determined  by the  gradual  appreciation  of the security,  which is redeemed at face value on a specified  maturity  date.  This discount  depends on the time remaining  until  maturity,  as well as prevailing interest  rates,  the  liquidity of the  security and the credit  quality of the issuer.  In the absence of threats to the issuer's credit quality,  the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible,  in that they are zero-coupon  securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Repurchase  Agreements.   The  Fund  may  acquire  securities  subject  to
repurchase  agreements.  It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.

         In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities. They must meet credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one (1) to five (5) days of the purchase. Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven (7) days or less.

         Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 ("Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

         The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

         Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Illiquid  Securities  and  Restricted  Securities.  The Fund has percentage limitations  that apply to purchases of illiquid and restricted  securities,  as stated in the Prospectus. The Manager determines the liquidity of certain of the
Fund's  investments and monitors holdings of illiquid and restricted  securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions or maintain adequate liquidity.  The Manager takes into account the trading  activity for such securities and the  availability of reliable  pricing
information,   among  other  factors.  Illiquid  securities  include  repurchase agreements  maturing  in more  than  seven  days.  The  Fund  may  also  acquire restricted securities that have contractual restrictions on their public resale.
Those  restrictions  might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

Borrowing for Leverage.  The Fund has the ability to invest  borrowed funds in  portfolio  securities.  This  speculative  investment  technique is known as
"leverage".  Under its fundamental policies,  the Fund may not borrow, except to the extent permitted under the Investment  Company Act, the rules or regulations thereunder  or any exemption  therefrom  that is applicable to the Fund, as such statutes,  rules or regulations may be amended or interpreted from time to time.
Currently,  under the Investment Company Act, a mutual fund may borrow only from banks and the  maximum  amount it may  borrow  is up to  one-third  of its total assets  (including  the  amount  borrowed)  less  its  liabilities,  other  than borrowings,  except  that a fund may  borrow  up to 5% of its total  assets  for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable  presumption  that a loan is temporary if it is repaid within 60 days and not  extended or renewed.  The Fund may borrow for  temporary  or  emergency purposes only to the extent necessary in emergency situations to meet redemption requests after using all cash held by the Fund to meet such redemption requests, other  than  cash  necessary  to pay Fund fees and  expenses.  If the value of a
Fund's  assets fails to meet the 300% asset  coverage  requirement,  the Fund is required,  within three days, to reduce its bank debt to the extent necessary to meet such  requirement  and may have to sell a portion of its  investments  at a time when independent investment judgment would not dictate such sale.

         The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

         In addition, pursuant to an exemptive order issued by the SEC to
Citicorp North America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the Fund.
These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity  purposes,  the Fund may lend its  portfolio  securities  to  brokers, dealers  and  other  financial  institutions  approved  by the  Fund's  Board of
Trustees.  These  loans  are  limited  to not more  than 25% of the value of the
Fund's total assets.  The Fund  presently  does not intend to engage in loans of securities  that will exceed 5% of the value of the Fund's  total  assets in the coming year.  Income from securities  loans does not constitute  exempt-interest income for the purpose of paying tax-exempt dividends.

         There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and (c)
interest on short-term debt securities purchased with the loan collateral.
Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

Puts and Standby Commitments.  The Fund can acquire "stand-by  commitments"
or "puts" with respect to municipal  securities to enhance  portfolio  liquidity
and  to  try  to  reduce  the  average  effective  portfolio   maturity.   These
arrangements  give the Fund the right to sell the  securities  at a set price on demand to the issuing  broker-dealer or bank.  However,  securities  having this feature  may have a  relatively  lower  interest  rate.  When  the  Fund  buys a municipal  security subject to a standby  commitment to repurchase the security, the  Fund is  entitled  to  same-day  settlement  from the  purchaser.  The Fund receives  an  exercise  price  equal  to the  amortized  cost of the  underlying security plus any accrued  interest at the time of exercise.  A put purchased in conjunction  with a municipal  security  enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

         The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

         Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

         A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.
Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

Other Derivative Investments. The Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:

         |_| sell interest rate futures or municipal bond index futures,
         |_| buy puts on such futures or securities, or
         |_| write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

         The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

         The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:

         |_| buy interest rate futures or municipal bond index futures, or
         |_| buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market.
The particular hedging instruments the Fund can use are described below. The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

         |X| Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

         A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

         No money is paid by or received by the fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

         The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future).
The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

         Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates
(measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to
U.S. Treasury Bonds might have been greater than anticipated).

         |X| Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

     |X| Writing  Covered Call Options.  The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

(1)      After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)      Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ(R), the automated quotation system of
         The NASDAQ(R) Stock Market, Inc. or traded in the over-the-counter market.
(3)      Each call the Fund writes must be "covered" while it is outstanding.
         That means the Fund must own the investment on which the call was written.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine (9) months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the
Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange
Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

         The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

             |X| Purchasing Puts and Calls. The Fund may buy calls only on
securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It can also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ(R), or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed
5% of its total assets.

         When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.
The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

         Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

         The Fund may buy only those puts that relate to securities that the
Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

         When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration
(whether or not at a profit).

         |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market)
prices of the Fund's securities. It is possible, for example, that while the
Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

       The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

       The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

       The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

       An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

Interest Rate Swap  Transactions.  In an interest  rate swap,  the Fund and another  party  exchange  their  right to  receive  or their  obligation  to pay interest on a security.  For example,  they may swap a right to receive floating rate  payments  for fixed rate  payments.  The Fund cannot enter into swaps with respect  to more than 25% of its total  assets.  Also,  the Fund will  segregate liquid assets (such as cash or U.S. Government  securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive,  and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

       Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the
Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

       The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.
The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as
"aggregation."

Regulatory Aspects of Hedging Instruments.  The Commodities Futures Trading
Commission (the "CFTC") has eliminated limitations on futures trading by certain regulated entities including  registered  investment  companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon  provided that the Fund claims an exclusion from regulation as a
commodity  pool   operator.   The  Fund  has  claimed  such  an  exclusion  from
registration  as a commodity  pool  operator  under the  Commodity  Exchange Act
("CEA").  The Fund may use futures  and  options  for  hedging  and  non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund's  Prospectus or this SAI.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under interpretations of staff members of the Securities and Exchange
Commission regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Active and frequent trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

         The Fund ordinarily does not trade securities to achieve capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Temporary  Defensive and Interim  Investments.  The securities the Fund can invest in for temporary defensive purposes include the following:

                  |_| short-term municipal securities;
                  |_| obligations issued or guaranteed by the U.S. Government or
                      its agencies or instrumentalities;
                  |_| corporate debt securities rated within the three highest
                      grades by a nationally recognized rating agency;
                  |_| commercial paper rated "A-1" by S&P, or a comparable
                      rating by another nationally recognized rating agency; and
                  |_| certificates of deposit of domestic banks with assets of
                      $1 billion or more.

     The Fund also might hold these type of securities pending the investment of proceeds for the sale of portfolio securities or to meet anticipated redemptions of Fund shares.  The income from some of these temporary  defensive  investments may not be tax-exempt.  Therefore when making those investments,  the Fund might not achieve its objective.

Taxable Investments.  While the Fund can invest up to 20% of its net assets
(plus  borrowings for investment  purposes) in investments  that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable  investments  under normal market conditions or as part of its normal trading strategies and policies.  To the extent it invests in taxable securities,  the  Fund  would  not be able  to  meet  its  objective  of  paying exempt-interest dividends to its shareholders.  Taxable investments include, for example,  hedging instruments,  repurchase agreements,  and some of the types of securities the Fund would buy for temporary defensive purposes.

Other Investment Restrictions

What Are "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its investments  that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the
Investment  Company Act,  such a  "majority"  vote is defined as the vote of the holders of the lesser of:

         |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_| more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the
Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

Does  the  Fund  Have  Additional   Fundamental  Policies?   The  following
investment restrictions are fundamental policies of the Fund:

         |_| The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the
U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general, or to New Jersey municipal securities.

         |_| The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

         |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the
Securities Act of 1933 when reselling any securities held in its own portfolio.

         |_| The Fund cannot make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

         |_| The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

         |_| The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

|_| The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax.

         Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

         The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment adviser or sub-adviser. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Fund's policy not to concentrate its investments, as described above, also would permit the Fund to adopt a "master-feeder"
structure. Under that structure, the Fund would be a "feeder" fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest. This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The
Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this SAI would be revised accordingly.

         The Fund's policy on senior securities does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

Does the Fund Have Other Restrictions that are Not Fundamental Policies?

         The Fund has several additional restrictions on its investment policies that are not fundamental, which means that they can be changed by the Board of
Trustees, without obtaining shareholder approval.

         |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its
Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the
Prospectus or this SAI.

         |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

|_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund's policy on borrowing and hedging instruments is permitted.

         |_| The Fund cannot sell securities short.

         |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

         |_| The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

         Being non-diversified poses additional investment risks, because if the
Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company"
under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than Government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5%
of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

         The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer.
However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the Fund's total assets in securities paying interest from revenues of similar type projects or in industrial development bonds. This is not a fundamental policy and therefore could be changed without shareholder approval. However, if that change were made, the Prospectus or this SAI would be supplemented to reflect the change. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the
Funds' industry concentration policies, STA Bonds are considered to be
"municipal" bonds, as distinguished from "tobacco" bonds. As municipal bonds,
STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

     For the purposes of the Fund's policy not to  concentrate  in securities of issuers as described in the investment restrictions listed in the Prospectus and this  SAI,  the Fund has  adopted  the  industry  classifications  set  forth in
Appendix  B to this  SAI.  This is not a  fundamental  policy.  Bonds  which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the Fund's policy not to concentrate.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer
Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b)
is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

Public  Disclosure.   The  Fund's  portfolio  holdings  are  made  publicly
available  no later than 60 days  after the close of each of the  Fund's  fiscal quarters  in its  semi-annual  and annual  reports to  shareholders,  and in its
Statements of Investments on Form N-Q. Those documents are publicly available at the SEC.  In  addition,  the top 20  month-end  holdings  may be  posted  on the
OppenheimerFunds'  website at  www.oppenheimerfunds.com  (select the Fund's name under the "View Fund  Information  for:" menu) with a 15-day  lag.  The Fund may release  a more  restrictive  list of  holdings  (e.g.,  the top  five or top 10 portfolio  holdings) or may release no holdings if that is in the best interests of the Fund and its  shareholders.  Other general  information  about the Fund's portfolio  investments,  such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing
Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the
Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the
Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation"
or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o  Senior officers (a Senior Vice President or above) in the
   Manager 's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o  The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2)
is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer
Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o        Employees of the Fund's Manager, Distributor and Transfer
         Agent who need to have access to such information (as
         determined by senior officers of such entity),
o        The Fund's independent registered public accounting firm,
o        Members of the Fund's Board and the Board's legal counsel,
o        The Fund's custodian bank,
o        A proxy voting service designated by the Fund and its Board,
o        Rating/ranking organizations (such as Lipper and Morningstar),
o Portfolio pricing services retained by the Manager to provide portfolio security prices, and o Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

     Portfolio holdings  information of the Fund may be provided,  under limited circumstances,  to  brokers  and/or  dealers  with whom the Fund  trades  and/or
entities  that  provide  investment   coverage  and/or  analytical   information
regarding the Fund's portfolio,  provided that there is a legitimate  investment reason for  providing  the  information  to the broker,  dealer or other entity.
Month-end portfolio holdings information may, under this procedure,  be provided to vendors providing research  information and/or analytics to the fund, with at least a 15-day delay after the month end,  but in certain  cases may be provided to a broker or analytical  vendor with a 1-2 day lag to facilitate the provision of requested  investment  information  to the manager to facilitate a particular trade or the  portfolio  manager's  investment  process for the Fund.  Any third party  receiving  such  information  must  first  sign the  Manager's  portfolio
holdings   non-disclosure   agreement  as  a  pre-condition  to  receiving  this
information.

     Portfolio holdings information (which may include information on individual securities  positions  or multiple  securities)  may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio  trading,  and (2) by the members of the Manager's  Security Valuation
Group and Accounting  Departments in connection with portfolio  pricing or other portfolio evaluation purposes:

o        Brokers and dealers in connection with portfolio transactions
         (purchases and sales)
o        Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
o        Dealers to obtain price quotations where the fund is not identified as the owner.

     Portfolio holdings information (which may include information on the Fund's entire  portfolio or  individual  securities  therein) may be provided by senior officers  of the  Manager  or  attorneys  on the  legal  staff  of the  Manager,
Distributor, or Transfer Agent, in the following circumstances:

o                 Response to legal process in litigation matters, such as
                  responses to subpoenas or in class action matters where the
                  Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o                 Response to regulatory requests for information (the SEC,
                  NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for
                  information in inspections or for position reporting
                  purposes),
o                 To potential sub-advisers of portfolios (pursuant to
                  confidentiality agreements),
o                 To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality
                  agreements),
o Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

     Portfolio  managers and analysts may, subject to the Manager's  policies on communications with the press and other media, discuss portfolio  information in interviews  with members of the media,  or in due diligence or similar  meetings with  clients  or  prospective  purchasers  of Fund  shares  or their  financial intermediary representatives.

     The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity  in the Fund's  portfolio  to meet  redemptions),  receive  redemption proceeds of their Fund shares paid as pro rata shares of securities  held in the
Fund's  portfolio.  In such  circumstances,  disclosure of the Fund's  portfolio holdings may be made to such shareholders.

     Any  permitted   release  of  otherwise   non-public   portfolio   holdings
information  must be in  accordance  with  the  Fund's  then-current  policy  on approved methods for communicating  confidential information,  including but not limited to the Fund's policy as to use of secure e-mail technology.

     The Chief  Compliance  Officer  (the  "CCO")  of the Fund and the  Manager,
Distributor,  and Transfer  Agent shall  oversee the  compliance by the Manager,
Distributor,  Transfer  Agent,  and their  personnel  with  these  policies  and procedures.  At least annually, the CCO shall report to the Fund's Board on such compliance  oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year  pursuant to these  policies.  The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make  recommendations  to the Board as to any amendments  that the CCO  believes are  necessary  and  desirable  to carry out or improve  these policies and procedures.

     The Manager and/or the Fund have entered into ongoing  arrangements to make available  information about the Fund's portfolio  holdings.  One or more of the
Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities                           Fortis Securities                     Pacific Crest Securities
ABN AMRO                                 Fox-Pitt, Kelton                      Pacific Growth Equities
AG Edwards                               Friedman, Billing, Ramsey             Petrie Parkman
American Technology Research             Fulcrum Global Partners               Pictet
Auerbach Grayson                         Garp Research                         Piper Jaffray Inc.
Banc of America Securities               George K Baum & Co.               Prager Sealy & Co.
Barclays                                 Goldman Sachs                         Prudential Securities
Bear Stearns                             HSBC                                  Ramirez & Co.
Belle Haven                              ING Barings                           Raymond James
Bloomberg                                ISI Group                             RBC Capital Markets
BNP Paribas                              ITG                                   RBC Dain Rauscher
BS Financial Services                    Janney Montgomery                     Research Direct
Buckingham Research Group                Jefferies                             Reuters
Caris & Co.                          JP Morgan Securities                  Robert W. Baird
CIBC World Markets                       JPP Eurosecurities                    Roosevelt & Cross
Citigroup Global Markets                 Keefe, Bruyette & Woods           Russell
Collins Stewart                          Keijser Securities                    Ryan Beck & Co.
Craig-Hallum Capital Group LLC           Kempen & Co. USA Inc.             Sanford C. Bernstein
Credit Agricole Cheuvreux N.A. Inc.      Kepler Equities/Julius Baer Sec       Scotia Capital Markets
Credit Suisse                            KeyBanc Capital Markets               Societe Generale
Cowen & Company                      Leerink Swan                          Soleil Securities Group
Daiwa Securities                         Lehman Brothers                       Standard & Poors
Davy                                     Loop Capital Markets                  Stifel Nicolaus
Deutsche Bank Securities                 MainFirst Bank AG                     Stone & Youngberg
Dresdner Kleinwort Wasserstein           Makinson Cowell US Ltd                SWS Group
Emmet & Co                           Maxcor Financial                      Taylor Rafferty
Empirical Research                       Merrill Lynch                         Think Equity Partners
Enskilda Securities                      Midwest Research                      Thomson Financial
Essex Capital Markets                    Mizuho Securities                     Thomas Weisel Partners
Exane BNP Paribas                        Morgan Stanley                        UBS
Factset                                  Morningstar                           Wachovia Securities
Fidelity Capital Markets                 Natexis Bleichroeder                  Wescott Financial
Fimat USA Inc.                           Ned Davis Research Group              William Blair
First Albany                             Nomura Securities                     Yieldbook
Fixed Income Securities

How the Fund Is Managed

Organization and History. The Fund, a series of Oppenheimer Multi-State
Municipal Trust (referred to as the "Trust), is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trust was organized as a single-series Massachusetts business trust in 1989. In 1993 it was reorganized to be a multi-series business trust (now called Oppenheimer Multi-State Municipal Trust). The Fund was added as a separate series of that Trust in 1994. Each of the three series of the
Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

         |X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund currently has three classes of shares:  Class A, Class B and Class
C. All classes invest in the same investment portfolio.  Each class of shares: o has its own dividends and  distributions,  o pays certain  expenses which may be different for the different classes, o will generally have a different net asset value,  o will  generally  have  separate  voting  rights  on  matters  in which interests of one class are  different  from  interests of another  class,  and o votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X| Meetings of Shareholders. As a Massachusetts business trust, the
Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

         |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the
Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund.
Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

     The Board of Trustees has an Audit Committee,  a Regulatory & Oversight
Committee  and a Governance  Committee.  Each  committee is comprised  solely of
Trustees who are not "interested  persons" under the Investment Company Act (the
"Independent  Trustees").  The members of the Audit Committee are Joel W. Motley
(Chairman), Mary F. Miller, Kenneth A. Randall, Russell S. Reynolds, Jr., Joseph
M.  Wikler and Peter I. Wold.  The Audit  Committee  held 6 meetings  during the
Fund's fiscal year ended July 31, 2006. The Audit Committee  furnishes the Board
with   recommendations   regarding  the  selection  of  the  Fund's  independent
registered  public  accounting  firm  (also  referred  to  as  the  "independent
Auditors").  Other main functions of the Audit  Committee  outlined in the Audit
Committee Charter,  include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports  from the Fund's  independent  Auditors  regarding  the Fund's  internal accounting  procedures and controls;  (iii) reviewing reports from the Manager's
Internal Audit  Department;  (iv)  maintaining a separate line of  communication between  the Fund's  independent  Auditors  and the  Independent  Trustees;  (v)
reviewing  the  independence  of  the  Fund's  independent  Auditors;  and  (vi)
pre-approving  the  provision of any audit or  non-audit  services by the Fund's independent  Auditors,  including tax services,  that are not  prohibited by the
Sarbanes-Oxley  Act, to the Fund,  the Manager  and  certain  affiliates  of the
Manager.

     The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman),  Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Joseph M.
Wikler.  The Regulatory  &  Oversight  Committee held 6 meetings  during the
Fund's fiscal year ended July 31, 2006. The Regulatory & Oversight Committee evaluates  and  reports  to the Board on the  Fund's  contractual  arrangements, including the Investment Advisory and Distribution  Agreements,  transfer agency and  shareholder  service  agreements  and  custodian  agreements as well as the policies  and  procedures  adopted  by the Fund to  comply  with the  Investment
Company Act and other  applicable  law,  among other  duties as set forth in the
Regulatory & Oversight Committee's Charter.

     The  members  of  the   Governance   Committee  are  Phillip  A.  Griffiths
(Chairman),  Matthew  P.  Fink,  Robert G.  Galli,  Mary F.  Miller,  Kenneth A.
Randall,  Russell S. Reynolds,  Jr. and Peter I. Wold. The Governance  Committee
held 9  meetings  during  the  Fund's  fiscal  year  ended  July 31,  2006.  The
Governance Committee reviews the Fund's governance  guidelines,  the adequacy of the Fund's  Codes of  Ethics,  and  develops  qualification  criteria  for Board members  consistent with the Fund's  governance  guidelines,  provides the Board with  recommendations  for voting  portfolio  securities  held by the Fund,  and monitors the Fund's proxy voting, among other duties set forth in the Governance
Committee's Charter.

     The  Governance  Committee's  functions  also  include  the  selection  and nomination  of  Trustees,  including  Independent  Trustees  for  election.  The
Governance  Committee may, but need not, consider the advice and  recommendation of the Manager and its affiliates in selecting  nominees.  The full Board elects new Trustees except for those instances when a shareholder vote is required.

     To date,  the  Governance  Committee has been able to identify from its own resources  an ample  number  of  qualified  candidates.  Nonetheless,  under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance  Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The
Governance  Committee will consider  nominees  recommended by Independent  Board members or  recommended  by any other  Board  members  including  Board  members affiliated  with the Fund's  Manager.  The Governance  Committee may, upon Board approval,  retain an  executive  search  firm to assist in  screening  potential candidates.  Upon Board  approval,  the  Governance  Committee  may also use the services of legal,  financial, or other external counsel that it deems necessary or desirable in the screening process.  Shareholders wishing to submit a nominee for election to the Board may do so by mailing  their  submission to the offices of OppenheimerFunds,  Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008,  to the attention of the Board of Trustees of Oppenheimer New Jersey Municipal Fund, c/o the Secretary of the Fund.

     Submissions should, at a minimum, be accompanied by the following:  (1) the name, address, and business,  educational,  and/or other pertinent background of the person being recommended;  (2) a statement  concerning whether the person is an "interested  person" as defined in the Investment  Company Act; (3) any other information  that the Fund would be  required  to  include in a proxy  statement concerning the person if he or she was  nominated;  and (4) the name and address
of  the  person  submitting  the  recommendation   and,  if  that  person  is  a
shareholder,  the period for which that  person held Fund  shares.  Shareholders should note that a person who owns  securities  issued by  Massachusetts  Mutual
Life  Insurance  Company (the parent  company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other
relationships   with   Massachusetts   Mutual  Life  Insurance  Company  or  its
subsidiaries,  with registered broker-dealers,  or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

         The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the
Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees  and  Officers  of the Fund.  Except for Mr.  Murphy,  each of the
Trustees is an  Independent  Trustee.  All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals                              Oppenheimer Money Market Fund, Inc.
Oppenheimer AMT-Free New York Municipals                     Oppenheimer Multi-State Municipal Trust
Oppenheimer Balanced Fund                                    Oppenheimer Portfolio Series
Oppenheimer Baring China Fund                                Oppenheimer Real Estate Fund
Oppenheimer Baring Japan Fund                                Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer California Municipal Fund                        Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Capital Appreciation Fund                        Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Developing Markets Fund                          Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Discovery Fund                                   Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Dividend Growth Fund                             Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Emerging Growth Fund                             Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Emerging Technologies Fund                       Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Enterprise Fund                                  Oppenheimer Select Value Fund
Oppenheimer Global Fund                                      Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund                        Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund                     Oppenheimer Transition 2015 Fund
Oppenheimer Growth Fund                                      Oppenheimer Transition 2020 Fund
Oppenheimer International Diversified Fund                   Oppenheimer Transition 2030 Fund
Oppenheimer International Growth Fund                        OFI Tremont Core Strategies Hedge Fund
Oppenheimer International Small Company Fund                 OFI Tremont Market Neutral Hedge Fund
Oppenheimer International Value Fund                         Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Institutional Money Market Fund                  Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Limited Term California Municipal Fund           Oppenheimer U.S. Government Trust

         In addition to being a Board member of each of the Board I Funds,
Messrs. Galli and Wruble are directors or trustees of ten other portfolios in the OppenheimerFunds complex.

         Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

         Messrs. Fielding, Cottier, Loughran, Willis, Gillespie, Murphy,
Petersen, Szilagyi,Vandehey, Wixted, and Zack, and Mss. Bloomberg and Ives, who
are officers of the Fund, hold the same offices with one or more of the other
Board I Funds. As of February 9, 2007, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members), owns securities of either the Manager or the Distributor of the
Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

         Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds
"Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------------------------------------------------
                              Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Name, Position(s) Held       Principal Occupation(s) During the Past 5 Years; Other           Dollar Range of     Aggregate Dollar
                                                                                                   Shares
                                                                                                Beneficially      Range Of Shares
with the Fund, Length of     Trusteeships/Directorships Held; Number of Portfolios in the         Owned in       Beneficially Owned
Service, Age                 Fund Complex Currently Overseen                                      the Fund      in Supervised Funds
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ---------------------------------------
                                                                                                     As of December 31, 2006
---------------------------- ---------------------------------------------------------------- ---------------------------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Brian F. Wruble,             General Partner of Odyssey Partners, L.P. (hedge fund) (since    None              Over $100,000
Chairman of the Board of September 1995); Director of Special Value
Opportunities Fund, Trustees since 2007, LLC (registered investment company)
(since September 2004); Trustee since 2005, Investment Advisory Board Member of
Zurich Financial Services Age: 63 (insurance) (since October 2004); Board of
Governing Trustees
                             of The Jackson Laboratory (non-profit) (since
                             August 1990); Trustee of the Institute for Advanced
                             Study (non-profit educational institute) (since May
                             1992); Special Limited Partner of Odyssey
                             Investment Partners, LLC (private equity
                             investment) (January 1999-September 2004) and
                             Managing Principal (1997- December 1998); Trustee
                             of Research Foundation of AIMR (2000-2002)
                             (investment research, non-profit); Governor, Jerome
                             Levy Economics Institute of Bard College (August
                             1990-September 2001) (economics research); Director
                             of Ray & Berendtson, Inc. (May 2000-April 2002)
                             (executive search firm). Oversees 59 portfolios in
                             the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Matthew P. Fink,             Trustee of the Committee for Economic Development (policy        None              Over $100,000
Trustee since 2005           research foundation) (since 2005); Director of ICI Education
Age: 66                      Foundation (education foundation) (October 1991-August 2006);
                             President of the Investment Company Institute
                             (trade association) (October 1991-June 2004);
                             Director of ICI Mutual Insurance Company (insurance
                             company) (October 1991-June 2004). Oversees 49
                             portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Robert G. Galli,             A director or trustee of other Oppenheimer funds. Oversees 59    None              Over $100,000
Trustee since 1993           portfolios in the OppenheimerFunds complex.
Age: 73

---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Phillip A. Griffiths,        Distinguished Presidential Fellow for International Affairs      None              None
Trustee since 1999           (since 2002) and Member (since 1979) of the National Academy
Age: 68                      of Sciences; Council on Foreign Relations (since 2002);
                             Director of GSI Lumonics Inc. (precision medical
                             equipment supplier) (since 2001); Senior Advisor of
                             The Andrew W. Mellon Foundation (since 2001); Chair
                             of Science Initiative Group (since 1999); Member of
                             the American Philosophical Society (since 1996);
                             Trustee of Woodward Academy (since 1983); Foreign
                             Associate of Third World Academy of Sciences;
                             Director of the Institute for Advanced Study
                             (1991-2004); Director of Bankers Trust New York
                             Corporation (1994-1999); Provost at Duke University
                             (1983-1991). Oversees 49 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Mary F. Miller,              Trustee of the American Symphony Orchestra (not-for-profit)      None              Over $100,000
Trustee since 2004           (since October 1998); and Senior Vice President and General
Age: 64                      Auditor of American Express Company (financial services
                             company) (July 1998-February 2003). Oversees 49
                             portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Joel W. Motley,              Director of Columbia Equity Financial Corp. (privately-held      None              Over $100,000
Trustee since 2002           financial adviser) (since 2002); Managing Director of Carmona
Age: 54                      Motley, Inc. (privately-held financial adviser) (since January
                             2002); Managing Director of Carmona Motley Hoffman
                             Inc. (privately-held financial adviser) (January
                             1998-December 2001); Member of the Finance and
                             Budget Committee of the Council on Foreign
                             Relations, the Investment Committee of the
                             Episcopal Church of America, the Investment
                             Committee and Board of Human Rights Watch and the
                             Investment Committee of Historic Hudson Valley.
                             Oversees 49 portfolios in the OppenheimerFunds
                             complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Kenneth A. Randall,          Director of Dominion Resources, Inc. (electric utility holding   None              Over $100,000
Trustee since 1989           company) (February 1972-October 2005); Former Director of
Age: 79                      Prime Retail, Inc. (real estate investment trust), Dominion
                             Energy Inc. (electric power and oil & gas producer),
                             Lumberman's Mutual Casualty Company, American Motorists
                             Insurance Company and American Manufacturers Mutual Insurance
                             Company; Former President and Chief Executive Officer of The
                             Conference Board, Inc. (international economic and business research). Oversees 49 portfolios in the OppenheimerFunds
                             complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Russell S. Reynolds, Jr.,    Chairman of The Directorship Search Group, Inc. (corporate       None              $10,001-$50,000
Trustee since 1989           governance consulting and executive recruiting) (since 1993);
Age: 75                      Life Trustee of International House (non-profit educational organization); Founder, Chairman and Chief Executive Officer of Russell Reynolds Associates, Inc. (1969-1993); Banker at
                             J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic Air Command,
                             U.S. Air Force (1954-1958). Oversees 49 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Joseph M. Wikler,            Director of the following  medical device  companies:  Medintec  None              Over $100,000
Trustee since 2005           (since  1992)  and  Cathco  (since  1996);  Director  of  Lakes
Age: 65                      Environmental   Association   (since   1996);   Member  of  the
                             Investment Committee of the Associated Jewish
                             Charities of Baltimore (since 1994); Director of
                             Fortis/Hartford mutual funds (1994-December 2001).
                             Oversees 49 portfolios in the OppenheimerFunds
                             complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------
Peter I. Wold,               President   of  Wold  Oil   Properties,   Inc.   (oil  and  gas  None              Over $100,000
Trustee since 2005           exploration  and  production   company)   (since  1994);   Vice
Age: 59                      President,  Secretary and Treasurer of Wold Trona Company, Inc.
                             (soda ash processing and production) (since 1996);
                             Vice President of Wold Talc Company, Inc. (talc
                             mining) (since 1999); Managing Member of
                             Hole-in-the-Wall Ranch (cattle ranching) (since
                             1979); Director and Chairman of the Denver Branch
                             of the Federal Reserve Bank of Kansas City
                             (1993-1999); and Director of PacifiCorp. (electric
                             utility) (1995-1999). Oversees 49 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------------- ----------------- ---------------------

         Mr. Murphy is an "Interested Trustee" because he is affiliated with the
Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008. Mr. Murphy serves as Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEE AND OFFICER
---------------------------------------------------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------------------- ---------------- ---------------------
Name, Position(s) Held      Principal Occupation(s) During the Past 5 Years; Other             Dollar Range      Aggregate Dollar
                                                                                                 of Shares
                                                                                               Beneficially      Range Of Shares
with Fund, Length of        Trusteeships/Directorships Held; Number of Portfolios in the         Owned in       Beneficially Owned
Service, Age                Fund Complex Currently Overseen                                      the Fund      in Supervised Funds
--------------------------- ----------------------------------------------------------------- ---------------- ---------------------
--------------------------- ----------------------------------------------------------------- --------------------------------------
                                                                                                     As of December 31, 2006
--------------------------- ----------------------------------------------------------------- --------------------------------------
--------------------------- ----------------------------------------------------------------- ----------------- --------------------
John V. Murphy,             Chairman, Chief Executive Officer and Director (since June        None              Over $100,000
Trustee and President and   2001) and President (since September 2000) of the Manager;
Principal Executive         President and a director or trustee of other Oppenheimer funds;
Officer since 2001          President and Director of Oppenheimer Acquisition Corp. ("OAC")
Age: 57                     (the Manager's parent holding company) and of Oppenheimer
                            Partnership Holdings, Inc. (holding company
                            subsidiary of the Manager) (since July 2001);
                            Director of OppenheimerFunds Distributor, Inc.
                            (subsidiary of the Manager) (since November 2001);
                            Chairman and Director of Shareholder Services, Inc.
                            and of Shareholder Financial Services, Inc.
                            (transfer agent subsidiaries of the Manager) (since
                            July 2001); President and Director of
                            OppenheimerFunds Legacy Program (charitable trust
                            program established by the Manager) (since July
                            2001); Director of the following investment advisory
                            subsidiaries of the Manager: OFI Institutional Asset
                            Management, Inc., Centennial Asset Management
                            Corporation, Trinity Investment Management
                            Corporation and Tremont Capital Management, Inc.
                            (since November 2001), HarbourView Asset Management
                            Corporation and OFI Private Investments, Inc. (since
                            July 2001); President (since November 1, 2001) and
                            Director (since July 2001) of Oppenheimer Real Asset
                            Management, Inc.; Executive Vice President of
                            Massachusetts Mutual Life Insurance Company (OAC's
                            parent company) (since February 1997); Director of
                            DLB Acquisition Corporation (holding company parent
                            of Babson Capital Management LLC) (since June 1995);
                            Member of the Investment Company Institute's Board
                            of Governors (since October 3, 2003); Chief
                            Operating Officer of the Manager (September
                            2000-June 2001); President and Trustee of MML Series
                            Investment Fund and MassMutual Select Funds
                            (open-end investment companies) (November
                            1999-November 2001); Director of C.M. Life Insurance
                            Company (September 1999-August 2000); President,
                            Chief Executive Officer and Director of MML Bay
                            State Life Insurance Company (September 1999-August
                            2000); Director of Emerald Isle Bancorp and Hibernia
                            Savings Bank (wholly-owned subsidiary of Emerald
                            Isle Bancorp) (June 1989-June 1998). Oversees 96
                            portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------------- ----------------- --------------------

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs.  Fielding,  Loughran,  Cottier,  Willis,  Gillespie  and  Zack  and  Ms.
Bloomberg,  Two World Financial Center,  225 Liberty Street,  New York, New York
10281-1008,  for Messrs.  Petersen,  Szilagyi,Vandehey  and Wixted and Ms. Ives,
6803 S. Tucson Way, Centennial,  Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

  --------------------------------------------------------------------------------------------------------------------------
                                                 Other Officers of the Fund
  --------------------------------------------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Name, Position(s) Held with      Principal Occupation(s) During Past 5 Years
  Fund, Length of Service, Age
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Ronald H. Fielding, Senior Vice President of the Manager since January 1996;
  An officer of 18 portfolios in Vice President and Portfolio the
  OppenheimerFunds complex.
  Manager since 2002
  Age: 57
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Daniel G. Loughran, Vice         Vice President of the Manager since April 2001. An officer of 18 portfolios in the
  President since 2005 and         OppenheimerFunds complex.
  Portfolio Manager since 2002
  Age: 43
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Scott Cottier, Vice President Vice President of the Manager (since 2002);
portfolio manager and trader at Victory
  since 2005 and Portfolio         Capital Management (1999-2002). An officer of 18 portfolios in the OppenheimerFunds
  Manager since 2005               complex.
  Age: 35
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Troy Willis, Vice President Associate Portfolio Manager of the Manager since
  2003; corporate attorney for Southern since 2005 and Portfolio Resource Group
  (1999-2003). An officer of 18 portfolios in the OppenheimerFunds complex.
  Manager since 2005
  Age: 34
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Mark S. Vandehey,                Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
  Vice President and Chief         Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
  Compliance Officer since 2004    Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and
  Age: 56                          Director of Internal Audit of the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Brian W. Wixted,                 Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
  Treasurer and Principal          following: HarbourView Asset Management Corporation, Shareholder Financial Services,
  Financial & Accounting Officer   Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
  since 1999                       Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments,
  Age: 47                          Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000),
                                   OppenheimerFunds plc (since May 2000), OFI
                                   Institutional Asset Management, Inc. (since
                                   November 2000), and OppenheimerFunds Legacy
                                   Program (charitable trust program established
                                   by the Manager) (since June 2003); Treasurer
                                   and Chief Financial Officer of OFI Trust
                                   Company (trust company subsidiary of the
                                   Manager) (since May 2000); Assistant
                                   Treasurer of the following: OAC (since March
                                   1999),Centennial Asset Management Corporation
                                   (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April
                                   2000-June 2003); Principal and Chief
                                   Operating Officer of Bankers Trust
                                   Company-Mutual Fund Services Division (March
                                   1995-March 1999). An officer of 96 portfolios
                                   in the OppenheimerFunds complex.
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Brian Petersen,                  Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
  Assistant Treasurer since 2004   Accounting of the Manager (November 1998-July 2002). An officer of 96 portfolios in the
  Age: 36                          OppenheimerFunds complex.

  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Brian C. Szilagyi,               Assistant Vice President of the Manager (since July 2004); Director of Financial
  Assistant Treasurer since 2005   Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
  Age: 36                          Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund
                                   Operations at American Data Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Robert G. Zack,                  Executive Vice President (since January 2004) and General Counsel (since March 2002) of
  Secretary since 2001             the Manager; General Counsel and Director of the Distributor (since December 2001);
  Age: 58                          General Counsel of Centennial Asset Management Corporation (since December 2001);
                                   Senior Vice President and General Counsel of HarbourView Asset Management Corporation
                                   (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                   Assistant Secretary (since September 1997) and Director (since November 2001) of
                                   OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                   Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                   Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                   General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                   Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                   Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                   President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                   November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                   Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                   2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                   Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                   1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                   2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                   officer of 96 portfolios in the OppenheimerFunds complex.
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Kathleen T. Ives, Vice President (since June 1998) and Senior Counsel and
  Assistant Secretary (since Assistant Secretary since 2001 October 2003) of the
  Manager; Vice President (since 1999) and Assistant Secretary Age: 41 (since
  October 2003) of the Distributor; Assistant Secretary of Centennial Asset
                                   Management Corporation (since October 2003); Vice President and Assistant Secretary of
                                   Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                                   Program and Shareholder Financial Services, Inc. (since December 2001); Assistant
                                   Counsel of the Manager (August 1994-October 2003). An officer of 96 portfolios in the
                                   OppenheimerFunds complex.
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Lisa I. Bloomberg,               Vice President and Associate Counsel of the Manager (since May 2004); First Vice
  Assistant Secretary since 2004   President (April 2001-April 2004), Associate General Counsel (December 2000-April
  Age: 39                          2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
                                   (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                   Incorporated). An officer of 96 portfolios in the OppenheimerFunds complex.
  -------------------------------- -----------------------------------------------------------------------------------------
  -------------------------------- -----------------------------------------------------------------------------------------
  Phillip S. Gillespie,            Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
  Assistant Secretary since 2004   Mr. Gillespie held the following positions at Merrill Lynch Investment Management:
  Age: 42                          First Vice President (2001-September 2004); Director (2000-September 2004) and Vice
                                   President (1998-2000). An officer of 96 portfolios in the OppenheimerFunds complex.
  -------------------------------- -----------------------------------------------------------------------------------------

Remuneration of the Officers and Trustees.  The officers and the interested
Trustee of the Fund, who are affiliated  with the Manager,  receive no salary or fee from the Fund. The Independent  Trustees'  compensation from the Fund, shown below,  is for serving as a Trustee and member of a committee  (if  applicable), with  respect  to the  Fund's  fiscal  year  ended  July  31,  2006.  The  total compensation from the Fund and fund complex represents  compensation,  including accrued retirement benefits,  for serving as a Trustee and member of a committee
(if   applicable)   of  the   Boards  of  the  Fund  and  other   funds  in  the
OppenheimerFunds complex during the calendar year ended December 31, 2006.

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Name and Other Fund Position(s)        Aggregate                               Estimated Annual      Total Compensation From
                               Retirement Benefits
               Compensation From Accrued as Part of Benefits Upon
(as applicable)                       the Fund(1)         Fund Expenses          Retirement(2)      the Fund and Fund Complex
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- ------------------------------------------ ---------------------- --------------------------
                                       Fiscal year ended July 31, 2006                               Year ended December 31,
                                                                                                              2006
--------------------------------- ------------------------------------------ ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Brian F. Wruble(3)                       $611                  $513               $49,899 (4)             $241,260 (5)
Chairman of the Board
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Clayton K. Yeutter(6)                  $1,202(7)              $1,083               $103,146                 $173,700

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Matthew P. Fink                          $728                  $599                 $9,646                  $113,472
Governance Committee Member and
Regulatory & Oversight
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Robert G. Galli                          $895                 $3,339             $107,096((8))           $264,812 ((9))
Regulatory & Oversight
Committee Chairman
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Phillip A. Griffiths                 $1,043((10))             $1,743                                        $150,760
Governance Committee Chairman
and Regulatory & Oversight
Committee Member                                                                    $42,876
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Mary F. Miller
Audit Committee Member and               $739                  $899                 $11,216                 $106,792
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Joel W. Motley                       $1,043(1(1))              $764                 $27,099                 $150,760
Audit Committee Chairman and
Regulatory & Oversight
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Kenneth A. Randall                       $928               None(1(2))              $91,953                 $134,080
Audit Committee Member and
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Russell S. Reynolds, Jr.                 $762                 $1,836                $72,817                 $110,120
Audit Committee Member and
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Joseph M. Wikler(1(3))                $647(1(4))              $2,938                $26,121                  $99,080
Audit Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Peter I. Wold(1(3))
Audit Committee Member and               $647                 $1,752                $26,121                  $99,080
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
1.   "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2.   "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds as described below under "Retirement Plan for Trustees."
3.   Mr. Wruble was appointed as Trustee of the Board I Funds on October 10,
     2005 and became Chairman of the Board I Funds on January 1, 2007.
4.   Includes $45,544  estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I
     Funds.
5.   Includes $135,500 paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds (at December 31, 2006) that are not Board I
     Funds.
6.   Mr. Yeutter retired as Chairman of the Board of Trustees of the Board I
     Funds effective December 31, 2006.
7.   Includes $301 deferred by Mr. Yeutter under the "Compensation Deferral Plan"
     described below.
8.   Includes $49,811 estimated benefits to be paid to Mr. Galli for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I
     Funds.
9.   Includes $135,500 paid to Mr. Galli for serving as a director or trustee of
     10 other Oppenheimer funds (at December 31, 2006) that are not Board I Funds.
10.  Includes $1,043 deferred by Mr. Griffiths under the "Compensation Deferral
     Plan" described below.
11.  Includes $417 deferred by Mr. Motley under the "Compensation Deferral Plan"
     described below.
12.  Due to actuarial considerations, no additional retirement benefits were accrued with respect to Mr. Randall.
13.  Mr. Wikler and Mr. Wold were elected as Board members of 23 of the Board I
     Funds, including the Fund as of August 17, 2005. They had served as Board members of 10 other Board I Funds prior to that date.
14.  Includes $308 deferred by Mr. Wilker under the "Compensation Deferral Plan"
     described below.

Retirement  Plan for Trustees.  The Board I Funds adopted a retirement plan that provides for payments to retired Independent  Trustees.  Payments are up to
80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum  benefit.  The Board has frozen the retirement  plan with respect to new  accruals as of December 31, 2006 (the  "Freeze  Date").  Retirees as of the
Freeze Date will continue to receive  benefits  under the previous  terms of the
Plan. Each Trustee  continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a "Continuing  Board Member") may elect to have his frozen benefit (i.e., an amount  equivalent to the actuarial present value of his benefit under the  retirement  plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation  Deferral Plan described below, or (iii) in the case of Continuing  Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual  benefit or joint and survivor annual benefit.  The Board determined to freeze the retirement plan after  considering a recent trend among corporate  boards of directors to forego retirement plan payments in favor of current compensation.

Compensation   Deferral   Plan.   The  Board  of  Trustees  has  adopted  a
Compensation  Deferral Plan for Independent  Trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are  entitled  to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount  paid to the  Trustee  under the plan will be  determined  based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral of the Trustees' fees under the plan will not materially affect a fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the
Trustee's deferred compensation account.

Major  Shareholders.  As of February 9, 2007,  the only persons or entities who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

         MLPF&S for the sole benefit of its customers, Attn. Fund ADMN, 4800
Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned
3,172,510.697 Class A shares (7.82% of the Class A shares then outstanding) for the benefit of its customers.

         Citigroup Global Mkts Inc. Attn. Cindy Tempesta, 7th Floor 333 West
34th Street, New York, New York 10001-2483, which owned 2,325,637.429 Class A shares (5.73% of the Class A shares then outstanding) for the benefit of its customers.

         Citigroup Global Mkts Inc. Attn. Cindy Tempesta, 7th Floor 333 West
34th Street, New York, New York 10001-2483, which owned 492,310.184 Class B shares (7.95% of the Class B shares then outstanding) for the benefit of its customers.

         MLPF&S for the sole benefit of its customers, Attn. Fund ADMN, 4800
Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned
381,863.756 Class B shares (6.16% of the Class B shares then outstanding) for the benefit of its customers.

         Citigroup Global Mkts Inc. Attn. Cindy Tempesta, 7th Floor 333 West
34th Street, New York, New York 10001-2483, which owned 1,687,146.847 Class C shares (10.73% of the Class C shares then outstanding) for the benefit of its customers.

         MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#97HF5,
4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned
3,529,804.598 Class C shares (22.46% of the Class C shares then outstanding) for the benefit of its customers.

     The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance  Company a
global, diversified insurance and financial services organization.

Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of
Ethics.  It is  designed  to detect and  prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of
Ethics can also be viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The
Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting.

     The Portfolio  Proxy Voting Policies and Procedures  include  provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships.  Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other  investment  account of the portfolio company  soliciting the proxy or seeks to serve in that capacity.  The
Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding  portfolio proxy
voting   decisions.   Additionally,   the  Manager  employs  the  following  two
procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting  Guidelines,  the Manager will vote the  portfolio proxy in accordance with the Proxy Voting Guidelines,  provided that they do not provide  discretion to the Manager on how to vote on the matter; and (2) if such proposal is not  specifically  addressed in the Proxy Voting  Guidelines  or the
Proxy Voting  Guidelines  provide  discretion to the Manager on how to vote, the
Manager  will vote in  accordance  with the  third-party  proxy  voting  agent's general  recommended  guidelines  on the proposal  provided that the Manager has reasonably  determined  that there is no conflict of interest on the part of the proxy  voting  agent.  If neither of the  previous  two  procedures  provides an appropriate  voting  recommendation,  the  Manager  may  retain  an  independent fiduciary  to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines'  provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o        The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o        The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
         Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o        In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o        The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund opposes proposals to classify the board of directors or trustees. o
The Fund supports proposals to eliminate cumulative voting. o The Fund opposes re-pricing of stock options without shareholder approval.
o        The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
         The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive

              The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

The Investment Advisory Agreement. The Manager provides investment advisory and  management  services  to the Fund under an  investment  advisory  agreement between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio  and handles its day-to day  business.  That  agreement  requires  the
Manager,  at its  expense,  to  provide  the Fund with  adequate  office  space, facilities and equipment.  It also requires the Manager to provide and supervise the activities of all  administrative and clerical personnel required to provide effective corporate  administration for the Fund. Those responsibilities include
the   compilation  and  maintenance  of  records  with  respect  to  the  Fund's operations, the preparation and filing of specified reports, and the composition of proxy  materials and  registration  statements for continuous  public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to
Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

---------------------------- ---------------------------------------- -------------------------------------------
                                                                                Management Fee Paid to
        Fiscal Year                      Management Fee                              the Manager
        Ended 7/31                 (Without Voluntary Waiver)                       (after waiver)
---------------------------- ---------------------------------------- -------------------------------------------
---------------------------- ---------------------------------------- -------------------------------------------
           2004                             $901,530                                   $600,745
---------------------------- ---------------------------------------- -------------------------------------------
---------------------------- ---------------------------------------- -------------------------------------------
           2005                            $1,363,857                                  $902,968
---------------------------- ---------------------------------------- -------------------------------------------
---------------------------- ---------------------------------------- -------------------------------------------
           2006                            $2,537,206                                 $2,224,126
---------------------------- ---------------------------------------- -------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

         The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund's right to use the name
"Oppenheimer" as part of its name.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals  including  Ronald  H.  Fielding,  Daniel  G.  Loughran,  Scott S.
Cottier,  Troy E.  Willis,  Mark R.  DeMitry,  Marcus V.  Franz and  Michael  L.
Camarella (each is referred to as a "Portfolio  Manager" and  collectively  they are  referred  to as the  "Portfolio  Managers")  who  are  responsible  for the day-to-day management of the Fund's investments.

Other  Accounts  Managed.  In addition to  managing  the Fund's  investment portfolio,  Messrs.  Fielding,  Loughran,  Cottier,  Willis,  DeMitry, Franz and
Camarella also manage other  investment  portfolios and other accounts on behalf of the Manager or its  affiliates.  The  following  table  provides  information regarding the other portfolios and accounts managed by the Portfolio Managers as of July 31, 2006. No account has a performance-based advisory fee:

    Portfolio Manager           Registered    Total Assets    Other Pooled  Total Assets in     Other     Total Assets
                           in Registered Other Pooled
                                Investment     Investment      Investment      Investment                   in Other
                                 Companies      Companies       Vehicles        Vehicles      Accounts      Accounts
                                  Managed      Managed(1)       Managed        Managed(2)      Managed     Managed(2)
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
     Ronald  H. Fielding            13          $25,686.80        None         None             None      None
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
     Daniel G. Loughran             13          $25,686.80        None         None             None      None
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
     Scott S. Cottier               13          $25,686.80        None         None             None      None
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
     Troy E. Willis                 13          $25,686.80        None         None             None      None
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
     Mark  R. DeMitry               13          $25,686.80        None         None             None      None
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
     Marcus V. Franz                13          $25,686.80        None         None             None      None
    --------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------
     Michael L. Camarella           13          $25,686.80        None         None             None      None
        1. In millions.
        2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

     As indicated above, each of the Portfolio Managers also manages other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment  objectives and strategies  of the other funds and accounts are the same as, or different  from, the Fund's  investment  objectives  and  strategies.  For example the  Portfolio
Managers  may need to  allocate  investment  opportunities  between the Fund and another fund or account having similar objectives or strategies,  or he may need to execute  transactions  for another fund or account that could have a negative impact on the value of securities  held by the Fund.  Not all funds and accounts advised by the  Manager  have the same  management  fee. If the  management  fee structure  of another fund or account is more  advantageous  to the Manager than the fee structure of the Fund,  the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of
Ethics  recognize  the  Manager's  fiduciary  obligations  to  treat  all of its clients,  including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course,  that those compliance  procedures and the Code of Ethics may not always be adequate to do so. At  different  times,  the Fund's  Portfolio  Managers may manage other funds or accounts with investment objectives and strategies similar to those of the  Fund,  or they may  manage  funds or  accounts  with  different investment objectives and strategies.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are
employed and compensated by the Manager, not the Fund. Under the Manager's
compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the
Manager. This is intended to align the portfolio managers' and analysts'
interests with the success of the funds and accounts and their investors. The
Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2006, the
Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper - New Jersey
Municipal Debt Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

Ownership of Fund Shares.  As of July 31, 2006, the Portfolio  Managers did
not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers including "affiliated" brokers, as that term is defined in the Investment
Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution"
means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding.
However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below. The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager's executive officers supervise the allocation of brokerage.

         Most securities purchases made by the Fund are in principal transactions at net prices (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, the Fund generally does not incur substantial brokerage costs.
On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

         Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the funds' respective net asset sizes and other factors, including the funds' cash flow requirements, investment policies and guidelines and capacity.

         Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

         However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the
Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii)
the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended July 31, 2004, 2005 and 2006, the Fund paid no brokerage commissions.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.

         The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
                Aggregate          Class A Front-End                        Concessions on      Concessions on
  Fiscal Year   Front-End Sales    Sales Charges       Concessions on       Class B Shares      Class C Shares
  Ended 7/31:   Charges on Class   Retained by         Class A Shares       Advanced by         Advanced by
                A Shares           Distributor(1)      Advanced by          Distributor(2)      Distributor(2)
                                                       Distributor(2)
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2004          $761,563            $118,554             $31,075             $531,567            $95,807
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2005         $1,979,397           $321,354             $74,595             $623,968            $402,303
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2006         $3,529,554           $549,821            $283,284             $749,525            $715,589
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
1.   Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2.   The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

  ----------------- ------------------------------ ------------------------------- --------------------------------
                    Class A Contingent Deferred    Class B Contingent Deferred     Class C Contingent Deferred
  Fiscal Year       Sales Charges Retained by      Sales Charges Retained by       Sales Charges Retained by
  Ended 7/31:       Distributor                    Distributor                     Distributor
  ----------------- ------------------------------ ------------------------------- --------------------------------
  ----------------- ------------------------------ ------------------------------- --------------------------------
        2004                     $0                           $97,081                          $3,962
  ----------------- ------------------------------ ------------------------------- --------------------------------
  ----------------- ------------------------------ ------------------------------- --------------------------------
        2005                    $250                          $133,731                         $40,746
  ----------------- ------------------------------ ------------------------------- --------------------------------
  ----------------- ------------------------------ ------------------------------- --------------------------------
        2006                   $10,245                        $107,185                         $55,855
  ----------------- ------------------------------ ------------------------------- --------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for its
Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees,(1) cast in person at a meeting called for the purpose of voting on that plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as
"revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees.
This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees.

Class A Service Plan Fees.  Under the Class A service plan, the Distributor currently  uses the fees it receives  from the Fund to pay brokers,  dealers and other financial institutions (they are referred to as "recipients") for personal services and account  maintenance  services they provide for their customers who hold Class A shares.  The services  include,  among others,  answering  customer inquiries about the Fund,  assisting in establishing and maintaining accounts in the Fund,  making the Fund's  investment  plans  available and  providing  other services at the request of the Fund or the Distributor. The Class A service plan permits  reimbursements  to the  Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level.

     The  Distributor  does not  receive  or retain the  service  fee on Class A
shares  in  accounts  for  which  the   Distributor   has  been  listed  as  the
broker-dealer of record.  While the plan permits the Board to authorize payments to the  Distributor  to reimburse  itself for services under the plan, the Board has  not yet  done  so.  The  Distributor  makes  payments  to  plan  recipients periodically  at an annual rate not to exceed  0.25% of the  average  annual net assets  consisting  of Class A shares held in the accounts of the  recipients or their customers.

         For the fiscal year ended July 31, 2006, payments under the Class A plan totaled $420,711, all of which was paid by the Distributor to recipients and included $4,257 paid to an affiliate of the Distributor's parent company.
Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service plan fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after
Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and
Class C shares, but does not retain any service fees as to the assets represented by that account.

         The asset-based sales charge and service fees increase Class B and
Class C expenses by 0.90% of the net assets per year of the respective classes.

         The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the
Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

         The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:
|_| pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
|_| may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may  provide such financing from its own resources or from the resources of an affiliate,
|_| employs personnel to support distribution of Class B and Class C shares,
|_|      bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
|_|      may not be able to adequately compensate dealers that sell Class B and
         Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
|_|      receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
|_|      may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
|_|      may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
|_|      may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor's  actual expenses in selling Class
B and  Class C  shares  may be more  than  the  payments  it  receives  from the contingent  deferred  sales  charges  collected on redeemed  shares and from the asset-based  sales  charges  paid  to the  Distributor  by the  Fund  under  the distribution  and service plans.  Those excess  expenses are carried over on the
Distributor's  books and may be recouped from asset-based  sales charge payments from the Fund in future years.  However,  the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped  that relate to (i) expenses the  Distributor  has incurred that represent  compensation  and expenses of its sales personnel and (ii) other direct  distribution  costs it has  incurred,  such as sales  literature,  state registration  fees,  advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those  categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those  categories  of expenses  exceed the capped amount, the Distributor bears the excess costs. If the Class B or Class C plan were to be terminated  by the Fund,  the Fund's Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

 --------------------------------------------------------------------------------------------------------------------
               Distribution and Service Fees Paid to the Distributor in the Fiscal Year Ended 7/31/06
 --------------------------------------------------------------------------------------------------------------------
 ------------------ ----------------------- ----------------------- ------------------------ ------------------------
 Class:              Total Payments Under     Amount Retained by         Distributor's            Distributor's
                                                                                              Unreimbursed Expenses
                                                                    Aggregate Unreimbursed    as % of Net Assets of
                             Plan                Distributor          Expenses Under Plan             Class
 ------------------ ----------------------- ----------------------- ------------------------ ------------------------
 ------------------ ----------------------- ----------------------- ------------------------ ------------------------
 Class B Plan              $612,026              $534,540(1)              $2,686,348                  3.64%
 ------------------ ----------------------- ----------------------- ------------------------ ------------------------
 ------------------ ----------------------- ----------------------- ------------------------ ------------------------
 Class C Plan              $938,089              $527,467(2)              $1,707,308                  1.23%
 ------------------ ----------------------- ----------------------- ------------------------ ------------------------
1. Includes $457 paid to an affiliate of the Distributor's parent company.
2. Includes $3,104 paid to an affiliate of the Distributor's parent company.

         All payments under the plans are subject to the limitations imposed by the Conduct Rules of the NASD on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

         Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o Payments made by the Fund, or by an investor buying or selling shares of the
Fund may include:

o                   depending on the share class that the investor selects,
                    contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries
                    (see "About Your Account" in the Prospectus);
o                   ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's
                    distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the
                    Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and
                    Service Plans" above);
o                   shareholder servicing payments for providing omnibus
                    accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

o            Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o                   These types of payments may reflect compensation for
                    marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms
                    and programs, transaction processing or other services;
o                   The Manager and Distributor each may also pay other
                    compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD.
                    Payments are made based on the guidelines established by the
                    Manager and Distributor, subject to applicable law.

         These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the
Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

         Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

     Revenue  sharing  payments  can  pay  for distribution-related  or  asset retention items including, without limitation,

o            transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o            program support, such as expenses related to including the
             Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o            placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

         For the year ended December 31, 2005, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

Advantage Capital Corp./Financial Services Corp.           Advest, Inc.
Aegon USA                                                  Aetna Retirement Services, Inc.
A.G. Edwards & Sons, Inc.                              AIG Life
Allianz Life Insurance Company                             Allmerica Financial Life Insurance and Annuity Co.
Allstate Financial Advisors                                American Enterprise Life Insurance
American General Securities, Inc.                          American General Annuity
Ameriprise Financial Services, Inc.                        American Portfolio Financial Services, Inc.
Ameritas Life Insurance Corporation                        Annuity Investors Life
Associated Securities                                      AXA Advisors
Banc One Securities Corp.                                  BNY Investment Center, Inc.
Cadaret Grant & Co. Inc.                               Charles Schwab - Great West Life
Chase Investment Services Corp.                            CitiCorp Investment Services, Inc.
Citigroup Global Markets, Inc. (SSB)                       CitiStreet
Citizens Bank of Rhode Island                              CJM Planning Corp.
Columbus Life Insurance Company                            Commonwealth Financial Network
CUNA Brokerage Services, Inc.                              CUSO Financial Services, L.P.
Federal Kemper Life Assurance Company                      Financial Network (ING)
First Global Capital                                       GE Financial Assurance - GE Life & Annuity
Glenbrook Life and Annuity Co.                             Hartford
HD Vest                                                    HSBC Brokerage (USA) Inc.
ING Financial Advisers                                     ING Financial Partners
Jefferson Pilot Life Insurance Company                     Jefferson Pilot Securities Corp.
John Hancock Life Insurance Co.                            Kemper Investors Life Insurance Co.
Legend Equities Corp.                                      Legg Mason
Lincoln Benefit Life                                       Lincoln Financial
Lincoln Investment Planning, Inc.                          Lincoln National Life
Linsco Private Ledger                                      MassMutual Financial Group and affiliates
McDonald Investments, Inc.                                 Merrill Lynch & Co. and affiliates
MetLife and affiliates                                     Minnesota Life Insurance Company
Mony Life Insurance Co.                                    Morgan Stanley Dean Witter, Inc.
Multi-Financial (ING)                                      Mutual Service Corporation
National Planning Holdings, Inc.                           Nationwide and affiliates
NFP                                                        New York Life Securities, Inc.
Park Avenue Securities LLC                                 PFS Investments, Inc.
Prime Capital Services, Inc.                               Primevest Financial Services, Inc. (ING)
Protective Life Insurance Co.                              Prudential Investment Management Services LLC
Raymond James & Associates                             Raymond James Financial Services
RBC Dain Rauscher Inc.                                     Royal Alliance
Securities America Inc.                                    Security Benefit Life Insurance Co.
Sentra Securities                                          Signator Investments
Sun Life Assurance Company of Canada                       SunAmerica Securities, Inc.
SunTrust Securities                                        Thrivent
Travelers Life & Annuity Co., Inc.                     UBS Financial Services Inc.
Union Central Life Insurance Company                       United Planners
Valic Financial Advisors, Inc.                             Wachovia Securities LLC
Walnut Street Securities (Met Life Network)                Waterstone Financial Group
Wells Fargo Investments, LLC

         For the year ended December 31, 2005, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

ABN AMRO Financial Services Inc.                           ACS HR Solutions LLC
Administrative Management Group                            ADP Broker/Dealer Inc.
Aetna Financial Services                                   Alliance Benefit Group
American Stock Transfer & Trust Co                     Ameriprise Financial Services, Inc.
Baden Retirement Plan Services LLC                         Banc One Securities Corp.
BCG Securities                                             Benefit Administration Company LLC
Benefit Administration Inc.                                Benefit Plans Administrative Services
Benetech Inc.                                              Bisys Retirement Services
Boston Financial Data Services Inc.                        Ceridian Retirement Plan Services
Charles Schwab & Co Inc.                               Charles Schwab Trust Company
Circle Trust Company                                       Citigroup Global Markets Inc.
CitiStreet                                                 City National Bank
Columbia Funds Distributor Inc.                            CPI Qualified Plan Consultants Inc.
Daily Access.Com Inc.                                      Digital Retirement Solutions
DST Systems Inc.                                           Dyatech LLC
Edgewood/Federated Investments                             ERISA Administrative Services Inc.
Expert Plan Inc.                                           FASCorp
FBD Consulting Inc.                                        Fidelity Institutional Operations Co.
Fidelity Investments                                       First National Bank of Omaha
First Trust Corp.                                          First Trust-Datalynx
Franklin Templeton                                         Geller Group LTD
GoldK Inc.                                                 Great West Life & Annuity Ins Co.
Hartford Life Insurance Co                                 Hewitt Associates LLC
ICMA-RC Services LLC                                       Independent Plan Coordinators Inc.
ING                                                        Ingham Group
Interactive Retirement Systems                             Invesco Retirement Plans
Invesmart                                                  InWest Pension Management
John Hancock Life Insurance Co.                            JPMorgan Chase & Co
JPMorgan Chase Bank                                        July Business Services
Kaufman & Goble                                        Leggette & Company Inc.
Lincoln National Life                                      MassMutual Financial Group and affiliates
Matrix Settlement & Clearance Services                 Mellon HR Solutions
Mercer HR Services                                         Merrill Lynch & Co., Inc.
Metavante 401(k) Services                                  Metlife Securities Inc.
MFS Investment Management                                  Mid Atlantic Capital Corp.
Milliman Inc.                                              Morgan Stanley Dean Witter Inc.
National City Bank                                         National Financial Services Corp.
Nationwide Investment Service Corp.                        New York Life Investment Management
Northeast Retirement Services                              Northwest Plan Services Inc.
Pension Administration and Consulting                      PFPC Inc.
Plan Administrators Inc.                                   PlanMember Services Corporation
Princeton Retirement Group Inc.                            Principal Life Insurance Co
Programs for Benefit Plans Inc.                            Prudential Retirement Insurance & Annuity Co.
Prudential Retirement Services                             PSMI Group
Putnam Investments                                         Quads Trust Company
RSM McGladrey Retirement Resources                         SAFECO
Standard Insurance Co                                      Stanley Hunt DuPree Rhine
Stanton Group Inc.                                         State Street Bank & Trust
Strong Capital Management Inc.                             Symetra Investment Services Inc.
T Rowe Price Associates                                    Taylor Perky & Parker LLC
Texas Pension Consultants                                  The 401(K) Company
The Chicago Trust Company                                  The Retirement Plan Company LLC
The Vanguard Group                                         TruSource
Unified Fund Services Inc.                                 Union Bank & Trust Co. (Nebraska)
USI Consulting Group (CT)                                  Valic Retirement Services Co
Wachovia Bank NA                                           Web401k.com
Wells Fargo Bank NA                                        Wilmington Trust Company
WySTAR Global Retirement Solutions

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value" and
"total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

         |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
         |_| The Fund's performance returns may not reflect the effect of taxes
         on dividends and capital gains distributions. |_| An investment in the
         Fund is not insured by the FDIC or any other government agency. |_| The
         principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
         |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
         |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

         |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the
30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

  Standardized Yield = 2[(a-b      6
                          --- + 1 )  - 1]
                          cd

         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30 day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c =   the average daily number of shares of that class outstanding during the 30 day period that were entitled to receive dividends.
         d =   the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty-day period.

         |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

      Dividend Yield = dividends paid x 12/maximum offering price (payment date)

         The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

         |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

         The tax-equivalent yield is based on a 30 day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion
(if any) of the Fund's current yield that is not tax-exempt.

         The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

----------------------------------------------------------------------------------------------------------------------

                               The Fund's Yields for the 30-Day Periods Ended 7/31/06
----------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------- -------------------------------- --------------------------------
                                                                                       Tax-Equivalent Yield (40.83%
                            Dividend Yield                 Standardized Yield           Combined Federal/New Jersey
                                                                                               Tax Bracket)
Class of Shares
------------------ --------------------------------- -------------------------------- --------------------------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
                    Without Sales     After Sales    Without Sales     After Sales     Without Sales    After Sales
                       Charge           Charge           Charge          Charge           Charge           Charge
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
Class A                 4.45%            4.24%           4.28%            4.07%            7.23%           6.88%
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
Class B                 3.72%             N/A            3.50%             N/A             5.92%            N/A
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
Class C                 3.73%             N/A            3.50%             N/A             5.92%            N/A
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

         |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period.

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

                            1/n
                        ERV
                        ---  - 1 = Average Annual Total Return
                         P

                  |_| Average Annual Total Return (After Taxes on
Distributions). The "average annual total return (after taxes on distributions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on
Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD      1/n    - 1=  Average Annual Total Return (After Taxes on Distributions)
  P

                  |_| Average Annual Total Return (After Taxes on Distributions
and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR   1/n   - 1=  Average Annual Total Return (After Taxes on Distributions and Redemptions)
  P

         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                        ERV-P
                        ------- = Total Return
                          P

         |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------
                       The Fund's Total Returns for the Periods Ended 7/31/06
----------------------------------------------------------------------------------------------------------------------
               ------------------------- -----------------------------------------------------------------------------
                   Cumulative Total                              Average Annual Total Returns
                  Returns (10 years)

  Class of
  Shares
-------------- ------------------------- -----------------------------------------------------------------------------
               ------------------------- ------------------------- ------------------------- -------------------------

                                                  1-Year                   5-Years                   10-Years
-------------- ------------------------- ------------------------- ------------------------- -------------------------
               ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
               ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class A         73.89%(1)    82.56%(1)     -1.00%        3.93%        6.41%        7.45%      5.69%(1)     6.20%(1)
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class B         75.07%(2)    75.07%(2)     -1.91%        3.03%        6.32%        6.63%      5.76%(2)     5.76%(2)
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class C         69.43%(3)    69.43%(3)      2.15%        3.14%        6.65%        6.65%      5.41%(3)     5.41%(3)
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
(1) Inception of Class A shares: 3/1/94
(2) Inception of Class B shares: 3/1/94
(3) Inception of Class C shares: 8/29/95

----------------------------------------------------------------------------------------------------------------------
                            Average Annual Total Returns for Class A Shares (After Taxes)
                                            For the Periods Ended 7/31/06
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------------- --------------------- ------------------------
                                                         1-Year               5-Years                10-Years

------------------------------------------------- --------------------- --------------------- ------------------------
------------------------------------------------- --------------------- --------------------- ------------------------
After Taxes on Distributions                             -1.00%                6.41%                   5.67%
------------------------------------------------- --------------------- --------------------- ------------------------
------------------------------------------------- --------------------- --------------------- ------------------------
After Taxes on Distributions and Redemption of           1.02%                 6.26%                   5.60%
Fund Shares
------------------------------------------------- --------------------- --------------------- ------------------------

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |_| Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in their specialized market sectors. The Fund is ranked among the
Municipal Single State Long category.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar
Rating metrics.

         |_| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the
FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will nor issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange
("the NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which  the  Distributor  acts  as the  distributor  and  currently  include  the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund                                     Oppenheimer Portfolio Series:
Oppenheimer Core Bond Fund                                        Active Allocation Fund
Oppenheimer California Municipal Fund                             Equity Investor Fund
Oppenheimer Capital Appreciation Fund                             Conservative Investor Fund
Oppenheimer Capital Income Fund                                   Moderate Investor Fund
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund
Oppenheimer Commodity Strategy Total Return Fund              Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Convertible Securities Fund                       Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Balanced Fund
Oppenheimer Discovery Fund                                    Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Dividend Growth Fund                              Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Real Estate Fund
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Global Opportunities Fund                         Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Growth Fund                                       Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Bond Fund                           Oppenheimer Rochester National Municipals
Oppenheimer International Diversified Fund                    Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Growth Fund                         Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Small Company Fund                  Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Value Fund                          Oppenheimer Select Value Fund
Oppenheimer Limited Term California Municipal Fund            Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited-Term Government Fund                      Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited Term Municipal Fund                       Oppenheimer Strategic Income Fund
Oppenheimer Main Street Fund                                  Oppenheimer U.S. Government Trust
Oppenheimer Main Street Opportunity Fund                      Oppenheimer Value Fund
Oppenheimer Main Street Small Cap Fund                        Limited-Term New York Municipal Fund
Oppenheimer MidCap Fund                                       Rochester Fund Municipals

LifeCycle Funds
   Oppenheimer Transition 2010 Fund
   Oppenheimer Transition 2015 Fund
   Oppenheimer Transition 2020 Fund
   Oppenheimer Transition 2030 Fund

And the following money market funds:
Oppenheimer Cash Reserves                                     Centennial Government Trust
Oppenheimer Institutional Money Market Fund                   Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.                           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchase of Class A shares if you purchase
Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and
Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. Purchases made up to 90 days before the date that you submit a Letter of Intent will be included in that determination. Class
A shares of Oppenheimer Money Market Fund, Inc. and Oppenheimer Cash Reserves on
which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of the intention to purchase a specified value of Class A, Class B and Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the
"Letter period"). The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without paying a front-end or contingent deferred sales charge) do not count toward satisfying the amount of the Letter.

         Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow,"
below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.
Also, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

         If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The Transfer Agent will not hold shares in escrow for purchases of shares of Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a
Letter. If the intended purchase amount under a Letter entered into by an
OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

         Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter.

     If the  difference  in sales charges is not paid within twenty days after a request from the Distributor or the dealer,  the Distributor  will, within sixty days of the  expiration  of the  Letter,  redeem the number of  escrowed  shares necessary to realize  such  difference  in sales  charges.  Full and  fractional shares  remaining  after such  redemption  will be released  from  escrow.  If a request is  received  to redeem  escrowed  shares  prior to the  payment of such additional  sales charge,  the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:  (a) Class A shares sold with a front-end  sales charge or subject to a Class A contingent  deferred sales charge, (b) Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A, Class B or Class
C shares  acquired  by exchange of either (1) Class A shares of one of the other
Oppenheimer  funds that were acquired subject to a Class A initial or contingent deferred  sales  charge  or (2)  Class B or Class C shares  of one of the  other
Oppenheimer  funds that were  acquired  subject to a contingent  deferred  sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

         If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or
Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and
Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

     The Distributor  will not accept a purchase order of more than $100,000 for
Class B shares or a purchase  order of $1 million  or more to  purchase  Class C shares on behalf of a single  investor (not  including  dealer  "street name" or omnibus accounts).

         Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class B Conversion.  Under current  interpretations  of applicable  federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the  asset-based  sales  charge for longer than six years.  Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of classes of shares.

Allocation  of  Expenses.  The Fund  pays  expenses  related  to its  daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in
September.

     Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:
o        A fund account whose shares were acquired after September 30th of the prior year;
o        A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all
         Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum
         Balance Fee;
o Accounts of shareholders who elect to access their account documents electronically via eDoc Direct; o A fund account that has only certificated shares and, has a balance below $500 and is being escheated; o Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system; o
Accounts held under the Oppenheimer Legacy Program and/or holding certain
Oppenheimer Variable Account Funds; o Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance
Retirement Plan programs; and
o        A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

     To access account documents  electronically via eDocs Direct,  please visit the  Service  Center on our  website at  www.oppenheimerfunds.com  and click the hyperlink "Sign Up for Electronic  Document  Delivery" under the heading "I Want
To," or call 1.888.470.0862 for instructions.

o The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund is determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00
p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement regarding holidays and days when the market may close early is available on the NYSE's website at www.nyse.com.

         Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays)
or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

Securities  Valuation.   The  Fund's  Board  of  Trustees  has  established
procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid"
and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the
Manager from two active market makers. In certain cases that may be at the "bid"
price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.
This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

         In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)             authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)             specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations,
                partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)             understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and (6)
                acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of
                checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may  reinvest  all or part  of the  redemption  proceeds  of:  o Class A  shares purchased  subject  to an  initial  sales  charge  or Class A shares  on which a contingent deferred sales charge was paid, or o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or
Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic
Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer
Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on
Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and
Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this SAI).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

Automatic Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a  pre-determined  amount of shares of the Fund for shares (of the same class)  of  other  Oppenheimer  funds  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   Application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this SAI.

Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without  a sales  charge  will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

         The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

         The following funds only offer Class A shares:
         Centennial California Tax Exempt Trust                 Centennial New York Tax Exempt Trust
         Centennial Government Trust                            Centennial Tax Exempt Trust
         Centennial Money Market Trust

        The following funds do not offer Class N shares:
          Limited Term New York Municipal Fund                        Oppenheimer Rochester Arizona Municipal Fund
          Oppenheimer AMT-Free Municipals                             Oppenheimer Rochester Maryland Municipal Fund
          Oppenheimer AMT-Free New York Municipals                    Oppenheimer Rochester Massachusetts Municipal Fund
          Oppenheimer California Municipal Fund                       Oppenheimer Rochester Michigan Municipal Fund
          Oppenheimer International Value Fund                        Oppenheimer Rochester Minnesota Municipal Fund
          Oppenheimer Institutional Money Market Fund                 Oppenheimer Rochester National Municipals
         Oppenheimer Limited Term California Municipal                Oppenheimer Rochester North Carolina Municipal
         Fund                                                         Fund
          O ppenheimer Limited Term Municipal Fund                    Oppenheimer Rochester Ohio Municipal Fund
          Oppenheimer Money Market Fund, Inc.                         Oppenheimer Rochester Virginia Municipal Fund
          Oppenheimer New Jersey Municipal Fund                       Oppenheimer Senior Floating Rate Fund
          Oppenheimer Pennsylvania Municipal Fund                     Rochester Fund Municipals
          Oppenheimer Principal Protected Main Street Fund II

     The following funds do not offer Class Y shares:
     Limited Term New York Municipal Fund                        Oppenheimer Principal Protected Main Street Fund
     Oppenheimer AMT-Free Municipals                             Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer AMT-Free New York Municipals                    Oppenheimer Principal Protected Main Street Fund III
     Oppenheimer Balanced Fund                                   Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer California Municipal Fund                       Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Capital Income Fund                             Oppenheimer Rochester Arizona Municipal Fund
     Oppenheimer Cash Reserves                                   Oppenheimer Rochester Maryland Municipal Fund
     Oppenheimer Convertible Securities Fund                     Oppenheimer Rochester Massachusetts Municipal Fund
     Oppenheimer Dividend Growth Fund                            Oppenheimer Rochester Michigan Municipal Fund
     Oppenheimer Gold & Special Minerals Fund                    Oppenheimer Rochester Minnesota Municipal Fund
     Oppenheimer Institutional Money Market Fund                 Oppenheimer Rochester National Municipals
     Oppenheimer Limited Term California Municipal Fund          Oppenheimer Rochester North Carolina Municipal Fund
     Oppenheimer Limited Term Municipal Fund                     Oppenheimer Rochester Ohio Municipal Fund
     Oppenheimer New Jersey Municipal Fund                       Oppenheimer Rochester Virginia Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund

o        Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o        Oppenheimer Institutional Money Market Fund only offers Class E and
         Class L shares.
o        Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
         Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
         Oppenheimer funds except Class A shares of Oppenheimer Money Market
         Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of certain money market funds offered by the Distributor.
         Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.
o        Shares of Oppenheimer Principal Protected Main Street Fund may be
         exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o        Shares of Oppenheimer Principal Protected Main Street Fund II may be
         exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund II
         until after the expiration of the warranty period (3/3/2011).
o        Shares of Oppenheimer Principal Protected Main Street Fund III may be
         exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main Street Fund
         III until after the expiration of the warranty period (12/16/2011).
o        Class A, Class B, Class C and Class N shares of each of Oppenheimer
         Developing Markets Fund and Oppenheimer International Small Company
         Fund may be acquired by exchange only with a minimum initial investment of $50,000. An existing shareholder of each fund may make additional exchanges into that fund with as little as $50.

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

How Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any Oppenheimer fund (other than Oppenheimer Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of Class
A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When Class A shares of Oppenheimer Rochester National Municipals and Rochester
Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o Except with respect to Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Oppenheimer Limited Term California
Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund, and Oppenheimer
Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer
Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o With respect to Class C shares the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o When Class B, or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

         |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an
Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

         Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

         The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's distributions is briefly highlighted in the
Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

     If the  Fund  qualifies  as a  "regulated  investment  company"  under  the
Internal  Revenue Code, it will not be liable for federal  income tax on amounts it pays as dividends and other  distributions.  That  qualification  enables the
Fund to "pass  through" its income and realized  capital  gains to  shareholders without having to pay tax on them. The Fund qualified as a regulated  investment company in its last  fiscal  year and  intends to qualify in future  years,  but reserves the right not to qualify.  The Internal  Revenue Code contains a number of complex  tests to determine  whether the Fund  qualifies.  The Fund might not meet those tests in a particular year. If it does not qualify,  the Fund will be treated  for tax  purposes as an ordinary  corporation  and will  receive no tax
deduction   for  payments  of  dividends   and  other   distributions   made  to
shareholders. In such an instance, all of the Fund's distributions from earnings and profits to its  shareholders  would be taxable as ordinary  dividend  income eligible  for the  maximum  15% tax rate  for  non-corporate  shareholders  (for taxable years beginning prior to 2011) and the dividends-received  deduction for corporate shareholders. However, distributions of income derived from tax-exempt municipal  securities  would no longer qualify for treatment as  exempt-interest dividends.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital loss) and at least 90% of its net  tax-exempt  income for the taxable year.  The
Fund must also satisfy certain other  requirements of the Internal Revenue Code, some of which are  described  below.  Distributions  by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year,  will be considered  distributions  of income and gains for
the  taxable  year  and  will  therefore   count  toward   satisfaction  of  the
above-mentioned requirement.

     The Fund also must derive at least 90% of its gross income from  dividends, interest, certain payments with respect to securities loans, gains from the sale or other  disposition of stock or securities or foreign  currencies,  net income from qualified publicly-traded  partnerships (i.e., publicly-traded partnerships that are treated as  partnerships  for tax  purposes  and derive at least 90% of their income from certain passive sources) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under this test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of such  issuer.  No more than 25% of the value of the Fund's  total  assets may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated  investment  companies),  of two or more issuers (other than regulated investment  companies) that the Fund controls and that are engaged in the same or similar trades or  businesses,  or of one or
more  qualified  publicly-traded  partnerships.   For  purposes  of  this  test,
obligations issued or guaranteed by certain agencies or instrumentalities of the
U.S. government are treated as U.S. government securities.

Excise Tax on Regulated  Investment  Companies.  Under the Internal Revenue
Code, by December 31 each year, the Fund must  distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98%
of its capital  gain net income  realized  in the period from  November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not  distributed.  It is presently  anticipated that the Fund  will meet  these  requirements.  To meet  these  requirements  in certain  circumstances  the  Fund  might  be  required  to  liquidate  portfolio investment  to make  sufficient  distributions  to avoid  excise tax  liability.
However,  the Board of Trustees and the Manager might  determine in a particular year that it would be in the best interests of shareholders  for the Fund not to make such  distributions at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders. The distribution requirement applies to only  taxable  income of the Fund,  and  therefore,  may have  little  effect because it is anticipated that most of the Fund's income will be tax-exempt.

     Taxation of Fund  Distributions.  Distributions by the Fund will be treated in the manner described below regardless of whether the  distributions  are paid in cash or reinvested in additional shares of the Fund (or of another fund). The
Fund's  distributions  will be treated as  dividends to the extent paid from the
Fund's  earnings and profits (as  determined  under the Internal  Revenue Code).
Distributions  in excess of a Fund's  earnings and profits will first reduce the adjusted  tax  basis of a  shareholder's  shares  and,  after  such tax basis is reduced to zero, will constitute  capital gain to the shareholder  (assuming the shares are held as a capital asset).  The Fund's  dividends will not be eligible for the dividends-received deduction for corporations.  Shareholders reinvesting a  distribution  in  shares  of the Fund or  another  fund  will be  treated  as receiving a  distribution  in an amount  equal to the fair  market  value of the shares received, determined as of the reinvestment date.

     Exempt-Interest  Dividends.  The Fund  intends to satisfy the  requirements under the Internal Revenue Code during each fiscal year to pay  "exempt-interest dividends" to its  shareholders.  To qualify,  at the end of each quarter of its taxable  year, at least 50% of the value of the Fund's total assets must consist of  obligations  described in Section  103(a) of the Internal  Revenue  Code, as
amended.  Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as "exempt-interest dividends"
in a written  notice sent by the Fund to its  shareholders  within 60 days after the close of the Fund's  taxable  year will be  excludable  from gross income of shareholders  for federal  income tax purposes.  To the extent the Fund fails to qualify  to pay  exempt-interest  dividends  in any  given  taxable  year,  such dividends  would be included  in the gross  income of  shareholders  for federal income tax purposes.

     The Fund will allocate  interest from tax-exempt  municipal  securities (as well as ordinary  income,  capital  gains,  and tax preference  items  discussed below) among the shares  according to a method that is based on the gross income allocable  to each  class of  shareholders  during  the  taxable  year (or under another  method,  if  prescribed  by the IRS and SEC).  The  percentage  of each
distribution   with   respect  to  a  taxable  year  of  the  Fund  that  is  an exempt-interest  dividend  will be the same,  even  though that  percentage  may differ  substantially  from  the  percentage  of  the  Fund's  income  that  was tax-exempt  during a particular  portion of the year. This  percentage  normally will be designated after the close of the taxable year.

     Exempt-interest  dividends are excludable from a shareholder's gross income for federal income tax purposes.  Interest on indebtedness incurred or continued
to  purchase  or  carry  shares  of  a  regulated   investment   company  paying
exempt-interest  dividends,  such as the  Fund,  will not be  deductible  by the investor  for  federal  income  tax  purposes  to  the  extent  attributable  to exempt-interest  dividends.  Shareholders  receiving Social Security or railroad retirement benefits should be aware that exempt-interest  dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

     A portion of the  exempt-interest  dividends paid by the Fund may give rise to  liability  under the  federal  alternative  minimum  tax for  individual  or corporate  shareholders.  Income on certain private  activity bonds issued after
August 7, 1986,  while  excludable from gross income for purposes of the federal income tax, is an item of "tax  preference"  that must be included in income for
purposes  of  the  federal   alternative   minimum  tax  for   individuals   and
corporations.  "Private activity bonds" are bonds that are used for purposes not generally performed by governmental  entities and that benefit  non-governmental entities.  The amount of any  exempt-interest  dividends that is attributable to tax  preference  items  for  purposes  of the  alternative  minimum  tax will be identified when tax information is distributed by the Fund.

     In addition,  corporate  taxpayers  are subject to the federal  alternative minimum  tax based in part on  certain  differences  between  taxable  income as adjusted  for other tax  preferences  and the  corporation's  "adjusted  current earnings," which more closely reflect a corporation's  economic income.  Because an  exempt-interest  dividend  paid by the Fund  will be  included  in  adjusted current  earnings,  a corporate  shareholder  may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     Shareholders  are advised to consult  their tax  advisers  with  respect to their liability for federal  alternative  minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest  dividends paid to a shareholder  who would be treated as a  "substantial  user" or "related  person"
under  Section  147(a) of the  Internal  Revenue  Code with  respect to property financed  with the  proceeds of an issue of private  activity  bonds held by the
Fund.

     Ordinary Interest Dividends. A shareholder receiving a dividend from income earned  by the Fund from one or more of the  following  sources  must  treat the dividend  as  ordinary  income in the  computation  of the  shareholder's  gross income, regardless of whether the dividend is reinvested:

         (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the
         U.S. government, its agencies and instrumentalities);
         (2) income from securities loans;
         (3) income or gains from options or futures;
         (4) any net short-term capital gain; and
         (5) any market discount accrual on tax-exempt bonds.

         Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011. Under these rules, a portion of ordinary income dividends constituting "qualified dividend income," when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates. However, to the extent the
Fund's distributions are derived from income on debt securities, they will not be qualified dividend income. Consequently, the Fund's ordinary income dividends generally will not be eligible for taxation at the reduced rate.

State Tax Treatment.  To the extent that distributions paid by the Fund are derived from interest on New Jersey municipal  securities and obligations of the
U.S. Treasury,  those  distributions  will  also  be  exempt  from  New  Jersey individual income tax.  Distributions  from the Fund attributable to income from sources  other  than those will  generally  be subject to New Jersey  individual income tax as ordinary income.

Capital Gains. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and properly designated as a capital gain  dividend in reports sent to  shareholders  in January of each year, it will be taxable to shareholders as a long-term capital gain, regardless of how long a  shareholder  has held his or her shares or whether  that gain was recognized by the Fund before the  shareholder  acquired his or her shares.  The tax rate on long-term capital gain applicable to non-corporate  shareholders has been reduced for taxable years beginning prior to 2011.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on the gain at the 35% corporate tax rate, and will provide to shareholders of record on the last day of its taxable year information regarding their pro rata shares of the gain and tax paid. In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder's tax return as long-term capital gain, will receive a refundable tax credit for a pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder's shares of the Fund by an amount equal to the excess of the deemed distribution over the tax credit.

Backup withholding.  The Fund will be required in certain cases to withhold
28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares,  paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,  (2) who is  subject  to  backup  withholding  for  failure  to report properly  the receipt of interest or dividend  income,  or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt  recipient" (such as a corporation).  Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to  shareholders  in  January  of each year with a copy sent to the IRS.  Backup withholding  is not an  additional  tax. Any amount  withheld  generally  may be allowed  as a refund or a credit  against a  shareholder's  federal  income  tax liability, provided the required information is timely provided to the IRS.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his or her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares
(including tax basis arising from reinvestment of dividends). All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption
(including purchases through the reinvestment of dividends). In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. If a shareholder of the Fund exercises an exchange privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege.
Instead, such sales charge will be treated as an amount paid for the new shares.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a  foreign  trust,  a  foreign  estate,  a  foreign  corporation,  or a  foreign partnership)  primarily  depends on whether the foreign person's income from the
Fund is  effectively  connected  with the conduct of a U.S.  trade or  business.
Typically,  ordinary income dividends paid from a mutual fund are not considered
"effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed IRS Form W-8BEN or substitute form. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the
U.S. allowing for a reduced tax rate on ordinary income dividends paid by the
Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year, with a copy sent to the IRS.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed IRS Form W-8ECI or substitute form. Exempt-interest dividends as well as ordinary income dividends paid by the
Fund would be included in the earnings and profits of a foreign corporation for purposes of the branch profits tax on dividend equivalent amounts.

         If a foreign person fails to provide a certification of foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares under the backup withholding provisions. Any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

         The tax consequences to foreign person entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.
Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer
Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc. a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP served as the independent registered public accounting firm for the Fund. KPMG LLP audits the
Fund's financial statements and performs other related audit services. KPMG LLP also acts as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the
Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MULTI-STATE MUNICIPAL
TRUST:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the
Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer New Jersey Municipal Fund as of July 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

      As discussed in Note 9 the Fund has restated its financial statements and financial highlights as of and for the year ended July 31, 2006.

/s/ KPMG LLP
------------
KPMG LLP

Denver, Colorado
September 14, 2006 (Except for Notes 3 and 9, for which the date is February 20,
2007.)

                   56 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--115.0%
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY--87.1%
$     10,000  Bergen County HDC                                               6.750%     10/01/2018      $     10,098
---------------------------------------------------------------------------------------------------------------------
      25,000  Berkeley HFC (Bayville Hsg.)                                    5.750      08/01/2014            25,580
---------------------------------------------------------------------------------------------------------------------
      55,000  Camden County Municipal Utilities Authority                     5.125      07/15/2017            55,638
---------------------------------------------------------------------------------------------------------------------
      50,000  Camden County Municipal Utilities Authority                     5.300      07/15/2014            50,667
---------------------------------------------------------------------------------------------------------------------
     100,000  Camden County PCFA
              (Camden County Energy Recovery Associates)                      7.500      12/01/2009           101,319
---------------------------------------------------------------------------------------------------------------------
     100,000  Camden County PCFA
              (Camden County Energy Recovery Associates)                      7.500      12/01/2010           100,254
---------------------------------------------------------------------------------------------------------------------
     100,000  Delaware River Port Authority PA/NJ                             5.400      01/01/2011           102,118
---------------------------------------------------------------------------------------------------------------------
   1,565,000  Delaware River Port Authority PA/NJ                             5.400      01/01/2016         1,597,912
---------------------------------------------------------------------------------------------------------------------
   9,140,000  Delaware River Port Authority PA/NJ                             5.500      01/01/2026         9,334,865
---------------------------------------------------------------------------------------------------------------------
     300,000  Essex County Improvement Authority                              5.125      10/01/2022           316,557
---------------------------------------------------------------------------------------------------------------------
      40,000  Essex County Improvement Authority
              (County Jail & Youth House)                                     5.350      12/01/2024            40,973
---------------------------------------------------------------------------------------------------------------------
      70,000  Essex County Improvement Authority (Sportsplex)                 5.625      10/01/2027            71,564
---------------------------------------------------------------------------------------------------------------------
   2,000,000  Garden State Preservation Trust
              (Open Space & Farmland Preservation)                            5.800      11/01/2023         2,261,540
---------------------------------------------------------------------------------------------------------------------
   1,250,000  Gloucester County Hsg. Devel. Corp. (Colonial Park) 1           6.200      09/15/2011         1,261,725
---------------------------------------------------------------------------------------------------------------------
      20,000  Gloucester County Improvement Authority
              (Governmental Leasing Program)                                  5.900      04/01/2007            20,034
---------------------------------------------------------------------------------------------------------------------
       5,000  Gloucester County Utilities Authority                           5.125      01/01/2013             5,005
---------------------------------------------------------------------------------------------------------------------
      25,000  Haledon School District                                         5.625      02/01/2009            25,036
---------------------------------------------------------------------------------------------------------------------
     565,000  Higher Education Student Assistance Authority
              (Student Loan)                                                  6.000      06/01/2015           578,577
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Hudson County Solid Waste Improvement Authority                 6.000      01/01/2029         1,005,350
---------------------------------------------------------------------------------------------------------------------
   3,755,000  Hudson County Solid Waste Improvement Authority
              (Koppers Site)                                                  6.125      01/01/2029         3,784,364
---------------------------------------------------------------------------------------------------------------------
      20,000  Hunterdon County Educational Services Commission COP 2          7.000      02/01/2015            20,225
---------------------------------------------------------------------------------------------------------------------
      25,000  Jersey City GO                                                  5.250      10/01/2016            25,553
---------------------------------------------------------------------------------------------------------------------
     100,000  Lenape Regional High School District                            5.000      04/01/2023           100,541
---------------------------------------------------------------------------------------------------------------------
      75,000  Mercer County Improvement Authority                             5.000      11/15/2016            76,724
---------------------------------------------------------------------------------------------------------------------
   3,290,000  Mercer County Improvement Authority                             5.000      08/01/2040         3,372,447
---------------------------------------------------------------------------------------------------------------------
      45,000  Mercer County Improvement Authority (Solid Waste)               5.750      09/15/2016            46,791
---------------------------------------------------------------------------------------------------------------------
     875,000  Middlesex County Improvement Authority
              (Heldrich Center Hotel) 1                                       5.000      01/01/2015           880,040
---------------------------------------------------------------------------------------------------------------------
     500,000  Middlesex County Improvement Authority
              (Heldrich Center Hotel) 1                                       5.000      01/01/2020           502,535
---------------------------------------------------------------------------------------------------------------------
   1,535,000  Middlesex County Improvement Authority
              (Heldrich Center Hotel) 1                                       5.000      01/01/2032         1,492,956

                   23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$  1,100,000  Middlesex County Improvement Authority
              (Heldrich Center Hotel) 1                                       5.125%     01/01/2037      $  1,085,755
---------------------------------------------------------------------------------------------------------------------
     975,000  Middlesex County Improvement Authority
              (Skyline Tower Urban Renewal Associates) 1                      5.350      07/01/2034         1,008,413
---------------------------------------------------------------------------------------------------------------------
   2,500,000  Middlesex County Pollution Control Authority
              (Amerada Hess Corp.)                                            6.050      09/15/2034         2,673,300
---------------------------------------------------------------------------------------------------------------------
      10,000  Morristown GO                                                   5.300      03/01/2021            10,010
---------------------------------------------------------------------------------------------------------------------
      35,000  New Brunswick Hsg. & Urban Devel. Authority                     5.500      08/01/2011            35,046
---------------------------------------------------------------------------------------------------------------------
      65,000  New Brunswick Hsg. & Urban Devel. Authority                     5.750      07/01/2024            65,112
---------------------------------------------------------------------------------------------------------------------
   1,655,000  NJ EDA (American Airlines) 1                                    7.100      11/01/2031         1,655,563
---------------------------------------------------------------------------------------------------------------------
   2,755,000  NJ EDA (Anheuser-Busch Companies) 1                             5.850      12/01/2030         2,813,902
---------------------------------------------------------------------------------------------------------------------
   2,065,000  NJ EDA (Applewood Estates)                                      5.000      10/01/2025         2,120,631
---------------------------------------------------------------------------------------------------------------------
   8,060,000  NJ EDA (Applewood Estates) 1                                    5.000      10/01/2035         8,216,848
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ EDA (Bristol Glen)                                           5.750      07/01/2029            50,828
---------------------------------------------------------------------------------------------------------------------
   1,690,000  NJ EDA (Cadbury at Cherry Hill)                                 4.600      07/01/2027         1,694,276
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ EDA (Cadbury at Cherry Hill)                                 5.500      07/01/2018           103,116
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (Cadbury at Cherry Hill)                                 5.500      07/01/2028            25,546
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (Cascade Corp.)                                          8.250      02/01/2026            24,999
---------------------------------------------------------------------------------------------------------------------
   3,000,000  NJ EDA (Cigarette Tax)                                          5.500      06/15/2031         3,111,450
---------------------------------------------------------------------------------------------------------------------
   1,500,000  NJ EDA (Cigarette Tax)                                          5.750      06/15/2029         1,589,985
---------------------------------------------------------------------------------------------------------------------
  10,000,000  NJ EDA (Cigarette Tax)                                          5.750      06/15/2034        10,533,000
---------------------------------------------------------------------------------------------------------------------
     530,000  NJ EDA (Continental Airlines)                                   5.500      04/01/2028           470,375
---------------------------------------------------------------------------------------------------------------------
  15,660,000  NJ EDA (Continental Airlines)                                   6.250      09/15/2019        16,033,334
---------------------------------------------------------------------------------------------------------------------
   4,045,000  NJ EDA (Continental Airlines) 1                                 6.250      09/15/2029         4,139,410
---------------------------------------------------------------------------------------------------------------------
   5,750,000  NJ EDA (Continental Airlines) 1                                 6.400      09/15/2023         5,906,458
---------------------------------------------------------------------------------------------------------------------
   3,590,000  NJ EDA (Continental Airlines) 1                                 6.625      09/15/2012         3,784,865
---------------------------------------------------------------------------------------------------------------------
     665,000  NJ EDA (Continental Airlines)                                   7.000      11/15/2030           697,465
---------------------------------------------------------------------------------------------------------------------
   3,500,000  NJ EDA (Continental Airlines) 1                                 9.000      06/01/2033         4,132,485
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ EDA (Courthouse Convalescent Center)                         8.700      02/01/2014           100,061
---------------------------------------------------------------------------------------------------------------------
   3,100,000  NJ EDA (Cranes Mill)                                            5.100      06/01/2027         3,057,902
---------------------------------------------------------------------------------------------------------------------
      70,000  NJ EDA (Dept. of Human Services)                                5.000      07/01/2022            71,634
---------------------------------------------------------------------------------------------------------------------
     130,000  NJ EDA (Dept. of Human Services)                                6.250      07/01/2024           141,072
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ EDA (Devereux Foundation)                                    5.450      05/01/2027           101,958
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (Eastern Shore)                                          8.000      02/01/2011            25,003
---------------------------------------------------------------------------------------------------------------------
     615,000  NJ EDA (Elizabethtown Water Company)                            5.600      12/01/2025           624,803
---------------------------------------------------------------------------------------------------------------------
   3,900,000  NJ EDA (Empowerment Zone-Cumberland) 1                          7.750      08/01/2021         3,921,021
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ EDA (Fellowship Village)                                     5.500      01/01/2018            20,379
---------------------------------------------------------------------------------------------------------------------
     140,000  NJ EDA (General Motors Corp.)                                   5.350      04/01/2009           137,876
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (Greater New York Councils Boy Scouts of America)        5.450      09/01/2023            25,124
---------------------------------------------------------------------------------------------------------------------
     320,000  NJ EDA (Hackensack Water Company)                               5.800      03/01/2024           327,261

                   24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$    125,000  NJ EDA (Hackensack Water Company)                               5.900%     03/01/2024      $    127,771
---------------------------------------------------------------------------------------------------------------------
   2,010,000  NJ EDA (Jersey Central Power & Light)                           7.100      07/01/2015         2,034,261
---------------------------------------------------------------------------------------------------------------------
   4,900,000  NJ EDA (JVG Properties) 1                                       5.375      03/01/2019         4,965,170
---------------------------------------------------------------------------------------------------------------------
   2,500,000  NJ EDA (Kapkowski Road Landfill) 1                              6.500      04/01/2031         2,912,325
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ EDA (Kullman Associates)                                     6.125      06/01/2018             9,628
---------------------------------------------------------------------------------------------------------------------
     120,000  NJ EDA (Kullman Associates)                                     6.750      07/01/2019           119,155
---------------------------------------------------------------------------------------------------------------------
   8,690,000  NJ EDA (Liberty Street Park) 3,4                                5.000      03/01/2027         8,974,010
---------------------------------------------------------------------------------------------------------------------
     710,000  NJ EDA (Lions Gate)                                             5.750      01/01/2025           724,186
---------------------------------------------------------------------------------------------------------------------
   1,330,000  NJ EDA (Lions Gate)                                             5.875      01/01/2037         1,358,502
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ EDA (Manchester Manor)                                       6.700      08/01/2022            30,060
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ EDA (Marcus L. Ward Home)                                    5.750      11/01/2024         1,059,670
---------------------------------------------------------------------------------------------------------------------
   1,200,000  NJ EDA (Marcus L. Ward Home)                                    5.800      11/01/2031         1,274,052
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ EDA (Masonic Charity Foundation of New Jersey)               5.500      06/01/2031         1,051,650
---------------------------------------------------------------------------------------------------------------------
     750,000  NJ EDA (Masonic Charity Foundation of New Jersey)               6.000      06/01/2025           821,588
---------------------------------------------------------------------------------------------------------------------
     180,000  NJ EDA (Middlesex Water Company)                                5.200      10/01/2022           180,148
---------------------------------------------------------------------------------------------------------------------
     180,000  NJ EDA (Middlesex Water Company)                                5.250      10/01/2023           180,103
---------------------------------------------------------------------------------------------------------------------
      40,000  NJ EDA (Middlesex Water Company)                                5.250      02/01/2029            40,019
---------------------------------------------------------------------------------------------------------------------
     215,000  NJ EDA (Middlesex Water Company)                                5.350      02/01/2038           219,928
---------------------------------------------------------------------------------------------------------------------
     790,000  NJ EDA (New Jersey American Water Company)                      5.250      07/01/2038           814,316
---------------------------------------------------------------------------------------------------------------------
     110,000  NJ EDA (New Jersey American Water Company)                      5.350      06/01/2023           110,123
---------------------------------------------------------------------------------------------------------------------
     240,000  NJ EDA (New Jersey American Water Company)                      5.350      06/01/2023           240,269
---------------------------------------------------------------------------------------------------------------------
     505,000  NJ EDA (New Jersey American Water Company)                      5.375      05/01/2032           522,609
---------------------------------------------------------------------------------------------------------------------
     310,000  NJ EDA (New Jersey American Water Company)                      5.500      06/01/2023           310,260
---------------------------------------------------------------------------------------------------------------------
     870,000  NJ EDA (New Jersey American Water Company)                      5.950      11/01/2029           882,867
---------------------------------------------------------------------------------------------------------------------
     385,000  NJ EDA (New Jersey American Water Company)                      6.000      05/01/2036           395,083
---------------------------------------------------------------------------------------------------------------------
   6,520,000  NJ EDA (New Jersey American Water Company)                      6.875      11/01/2034         6,568,704
---------------------------------------------------------------------------------------------------------------------
      70,000  NJ EDA (New Jersey Natural Gas Company)                         5.000      12/01/2038            70,960
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (New Jersey Transit Corp.)                               5.700      12/15/2013            25,170
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ EDA (New Jersey Transit Corp.)                               5.750      12/15/2017            30,211
---------------------------------------------------------------------------------------------------------------------
   2,105,000  NJ EDA (Nui Corp.)                                              5.250      11/01/2033         2,122,345
---------------------------------------------------------------------------------------------------------------------
     600,000  NJ EDA (Nui Corp.)                                              5.250      11/01/2033           602,556
---------------------------------------------------------------------------------------------------------------------
     765,000  NJ EDA (Nui Corp.)                                              5.700      06/01/2032           787,820
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ EDA
              (Presbyterian Home at Watchung/Pennington/Monmouth)             7.250      12/01/2021            47,223
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ EDA
              (Presbyterian Home at Watchung/Pennington/Monmouth)             7.500      12/01/2032            52,393
---------------------------------------------------------------------------------------------------------------------
   4,820,000  NJ EDA (Public Service Electric & Gas) 1                        6.400      05/01/2032         4,855,957
---------------------------------------------------------------------------------------------------------------------
     240,000  NJ EDA (Reformed Church Ministries to the Aging
              The Particulare Synod Mid-Atlantics)                            5.375      12/01/2018           245,947
---------------------------------------------------------------------------------------------------------------------
   6,000,000  NJ EDA (School Facilities Construction)                         5.000      09/01/2030         6,156,120

                   25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$  7,430,000  NJ EDA (School Facilities Construction)                         5.125%     03/01/2028      $  7,690,422
---------------------------------------------------------------------------------------------------------------------
   6,345,000  NJ EDA (School Facilities Construction)                         5.125      09/01/2028         6,587,442
---------------------------------------------------------------------------------------------------------------------
   4,430,000  NJ EDA (School Facilities Construction)                         5.125      03/01/2030         4,578,937
---------------------------------------------------------------------------------------------------------------------
     635,000  NJ EDA (St. Barnabas Medical Center)                            5.375      07/01/2027           654,660
---------------------------------------------------------------------------------------------------------------------
   1,215,000  NJ EDA (St. Francis Life Care Corp.)                            5.700      10/01/2017         1,243,176
---------------------------------------------------------------------------------------------------------------------
   2,000,000  NJ EDA (St. Francis Life Care Corp.)                            5.750      10/01/2023         2,045,180
---------------------------------------------------------------------------------------------------------------------
     480,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2019           490,579
---------------------------------------------------------------------------------------------------------------------
     510,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2020           520,868
---------------------------------------------------------------------------------------------------------------------
     545,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2021           556,298
---------------------------------------------------------------------------------------------------------------------
     575,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2022           586,506
---------------------------------------------------------------------------------------------------------------------
     610,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2023           621,938
---------------------------------------------------------------------------------------------------------------------
     650,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2024           662,545
---------------------------------------------------------------------------------------------------------------------
     690,000  NJ EDA (The Gill/St. Bernards School)                           6.000      02/01/2025           703,007
---------------------------------------------------------------------------------------------------------------------
     115,000  NJ EDA (The Presbyterian Home at Montgomery)                    6.375      11/01/2031           121,180
---------------------------------------------------------------------------------------------------------------------
   3,770,000  NJ EDA (Trigen-Trenton District Energy Company)                 6.200      12/01/2010         3,808,567
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ EDA (United Methodist Homes of New Jersey)                   5.125      07/01/2018            19,495
---------------------------------------------------------------------------------------------------------------------
   2,370,000  NJ EDA (United Methodist Homes of New Jersey)                   5.125      07/01/2025         2,260,838
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ EDA (United Methodist Homes of New Jersey)                   7.200      07/01/2010            25,292
---------------------------------------------------------------------------------------------------------------------
     420,000  NJ EDA (United Water New Jersey)                                5.000      11/01/2028           425,662
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ EDA (YMCA of Fanwood-Scotch Plains)                          6.375      12/01/2007            10,016
---------------------------------------------------------------------------------------------------------------------
   2,000,000  NJ EDA Retirement Community (Cedar Crest Village)               7.250      11/15/2021         2,174,280
---------------------------------------------------------------------------------------------------------------------
   2,100,000  NJ EDA Retirement Community (Seabrook Village)                  8.000      11/15/2015         2,357,502
---------------------------------------------------------------------------------------------------------------------
   8,000,000  NJ EDA (School Facilities Construction) 3,4                     5.000      09/01/2024         8,552,600
---------------------------------------------------------------------------------------------------------------------
  18,080,000  NJ EDA (School Facilities Construction) 3,4                     5.125      03/01/2028        18,713,794
---------------------------------------------------------------------------------------------------------------------
  36,180,000  NJ EDA (School Facilities Construction) 3,4                     5.125      03/01/2030        37,396,372
---------------------------------------------------------------------------------------------------------------------
      90,000  NJ Educational Facilities Authority
              (Beth Medrash Govoha America)                                   6.375      07/01/2030            94,958
---------------------------------------------------------------------------------------------------------------------
     825,000  NJ Educational Facilities Authority (Caldwell College)          7.250      07/01/2025           834,710
---------------------------------------------------------------------------------------------------------------------
     625,000  NJ Educational Facilities Authority
              (Fairleigh Dickinson University), Series D                      5.250      07/01/2032           634,563
---------------------------------------------------------------------------------------------------------------------
  15,000,000  NJ Educational Facilities Authority
              (Fairleigh Dickinson University), Series D                      6.000      07/01/2025        16,208,400
---------------------------------------------------------------------------------------------------------------------
   1,235,000  NJ Educational Facilities Authority
              (Fairleigh Dickinson University), Series G                      5.700      07/01/2028         1,277,101
---------------------------------------------------------------------------------------------------------------------
   3,540,000  NJ Educational Facilities Authority
              (Georgian Court College)                                        6.500      07/01/2033         3,906,886
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ Educational Facilities Authority
              (Institute for Advance Study)                                   5.000      07/01/2028            25,602
---------------------------------------------------------------------------------------------------------------------
     185,000  NJ Educational Facilities Authority (Monmouth University)       5.625      07/01/2013           185,163
---------------------------------------------------------------------------------------------------------------------
   2,000,000  NJ Educational Facilities Authority (Monmouth University)       5.800      07/01/2022         2,058,900

                   26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$  2,855,000  NJ Educational Facilities Authority
              (Montclaire State University)                                   5.000%     07/01/2024      $  2,990,184
---------------------------------------------------------------------------------------------------------------------
   1,590,000  NJ Educational Facilities Authority
              (Montclaire State University)                                   5.000      07/01/2031         1,652,328
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ Educational Facilities Authority (Princeton University)      5.000      07/01/2029            25,409
---------------------------------------------------------------------------------------------------------------------
     280,000  NJ Educational Facilities Authority (St. Peter's College)       5.500      07/01/2027           281,355
---------------------------------------------------------------------------------------------------------------------
   1,345,000  NJ Educational Facilities Authority
              (Stevens Institute of Technology)                               5.250      07/01/2032         1,379,015
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2014           101,109
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2015            20,222
---------------------------------------------------------------------------------------------------------------------
     315,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2021           318,443
---------------------------------------------------------------------------------------------------------------------
     705,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2021           712,706
---------------------------------------------------------------------------------------------------------------------
     100,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2025           101,090
---------------------------------------------------------------------------------------------------------------------
     190,000  NJ Educational Facilities Authority
              (University of Medicine & Dentistry)                            5.250      12/01/2025           192,071
---------------------------------------------------------------------------------------------------------------------
      80,000  NJ Environmental Infrastructure                                 5.000      09/01/2020            82,674
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Health Care Facilities Financing Authority
              (Allegany Health System Obligated Group)                        5.200      07/01/2018            10,299
---------------------------------------------------------------------------------------------------------------------
      65,000  NJ Health Care Facilities Financing Authority
              (Atlantic Health Systems Hospital Corp.)                        5.375      07/01/2019            67,075
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (Atlantic Health Systems)                                       5.000      07/01/2027            50,839
---------------------------------------------------------------------------------------------------------------------
     475,000  NJ Health Care Facilities Financing Authority
              (Avalon at Hillsborough)                                        6.150      07/01/2020           479,973
---------------------------------------------------------------------------------------------------------------------
     750,000  NJ Health Care Facilities Financing Authority
              (Avalon at Hillsborough)                                        6.375      07/01/2025           755,280
---------------------------------------------------------------------------------------------------------------------
     500,000  NJ Health Care Facilities Financing Authority
              (Avalon at Hillsborough)                                        6.625      07/01/2035           503,915
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Health Care Facilities Financing Authority
              (Burdette Tomlin Memorial Hospital)                             6.500      07/01/2012            10,039
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Health Care Facilities Financing Authority
              (Catholic Health East)                                          5.375      11/15/2033            10,352
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority
              (Childrens Specialized Hospital)                                5.500      07/01/2036         1,034,840
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (Chilton Memorial Hospital)                                     5.000      07/01/2013            50,024
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ Health Care Facilities Financing Authority
              (CMC/KMCC Obligated Group)                                      5.500      07/01/2027            25,800

                   27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$    125,000  NJ Health Care Facilities Financing Authority
              (CMMC/CMHS Obligated Group)                                     5.000%     07/01/2025      $    126,841
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority
              (Columbus Hospital)                                             7.500      07/01/2021         1,001,340
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (CoMC/KMCC Obligated Group)                                     5.500      07/01/2017            51,652
---------------------------------------------------------------------------------------------------------------------
   8,000,000  NJ Health Care Facilities Financing Authority
              (Englewood Hospital) 3,4                                        5.250      08/01/2025         8,390,440
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Health Care Facilities Financing Authority
              (Greystone Park Psychiatric Hospital)                           5.000      09/15/2026            15,538
---------------------------------------------------------------------------------------------------------------------
   7,480,000  NJ Health Care Facilities Financing Authority
              (Greystone Park Psychiatric Hospital) 3,4                       5.000      09/15/2026         7,735,573
---------------------------------------------------------------------------------------------------------------------
   4,000,000  NJ Health Care Facilities Financing Authority
              (Greystone Park Psychiatric Hospital) 3,4                       5.000      09/15/2027         4,136,670
---------------------------------------------------------------------------------------------------------------------
   4,000,000  NJ Health Care Facilities Financing Authority
              (Greystone Park Psychiatric Hospital) 3,4                       5.000      09/15/2028         4,136,670
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ Health Care Facilities Financing Authority
              (Hackensack University Medical Center)                          5.000      01/01/2028            30,421
---------------------------------------------------------------------------------------------------------------------
   1,250,000  NJ Health Care Facilities Financing Authority
              (Holy Name Hospital)                                            5.000      07/01/2036         1,246,100
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Health Care Facilities Financing Authority
              (Holy Name Hospital)                                            6.000      07/01/2025            15,446
---------------------------------------------------------------------------------------------------------------------
   2,500,000  NJ Health Care Facilities Financing Authority
              (Hunterdon Medical Center)                                      5.125      07/01/2035         2,527,600
---------------------------------------------------------------------------------------------------------------------
      25,000  NJ Health Care Facilities Financing Authority
              (ONP/MHC Obligated Group)                                       5.375      07/01/2024            26,075
---------------------------------------------------------------------------------------------------------------------
      55,000  NJ Health Care Facilities Financing Authority
              (Palisades Medical Center)                                      5.250      07/01/2028            55,696
---------------------------------------------------------------------------------------------------------------------
   1,500,000  NJ Health Care Facilities Financing Authority
              (Raritan Bay Medical Center)                                    7.250      07/01/2014         1,543,800
---------------------------------------------------------------------------------------------------------------------
     130,000  NJ Health Care Facilities Financing Authority
              (Raritan Bay Medical Center)                                    7.250      07/01/2027           132,964
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority (RWJ Health
              Care Corp/RWJ Hospital at Hamilton Obligated Group)             5.000      07/01/2025         1,024,900
---------------------------------------------------------------------------------------------------------------------
   8,000,000  NJ Health Care Facilities Financing Authority (RWJ
              University Hospital)                                            5.000      07/01/2035         8,140,800
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority (RWJ
              University Hospital)                                            5.750      07/01/2025         1,053,740
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Health Care Facilities Financing Authority
              (Society of the Valley Hospital)                                5.500      07/01/2020            21,058
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Health Care Facilities Financing Authority
              (Somerset Medical Center)                                       5.500      07/01/2033            20,431
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Health Care Facilities Financing Authority
              (South Jersey Hospital System)                                  6.000      07/01/2032            21,154

                   28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$     25,000  NJ Health Care Facilities Financing Authority
              (St. Barnabas Corp.)                                            5.000%     07/01/2024      $     25,419
---------------------------------------------------------------------------------------------------------------------
   4,845,000  NJ Health Care Facilities Financing Authority
              (St. Clare's Hospital)                                          5.250      07/01/2021         5,086,233
---------------------------------------------------------------------------------------------------------------------
     255,000  NJ Health Care Facilities Financing Authority
              (St. Joseph's Hospital & Medical Center)                        5.750      07/01/2016           260,447
---------------------------------------------------------------------------------------------------------------------
     800,000  NJ Health Care Facilities Financing Authority
              (St. Joseph's Hospital & Medical Center)                        6.000      07/01/2026           817,304
---------------------------------------------------------------------------------------------------------------------
       5,000  NJ Health Care Facilities Financing Authority
              (St. Peter's Hospital)                                          5.000      07/01/2012             5,004
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Health Care Facilities Financing Authority
              (St. Peter's Hospital)                                          5.000      07/01/2013            20,016
---------------------------------------------------------------------------------------------------------------------
     185,000  NJ Health Care Facilities Financing Authority
              (St. Peter's Hospital)                                          5.000      07/01/2021           185,551
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Health Care Facilities Financing Authority
              (St. Peter's University Hospital/Margaret McLaughlin
              McCarrick Care Center Obligated Group)                          6.875      07/01/2030         1,097,720
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ Health Care Facilities Financing Authority
              (The Medical Center at Princeton)                               5.000      07/01/2028            45,895
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (THGS\THGSF Obligated Group)                                    5.200      07/01/2031            51,214
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Health Care Facilities Financing Authority
              (Trinitas Hospital/Marillac Corp. Obligated Group)              7.400      07/01/2020            55,272
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ HFA                                                          5.250      11/01/2015            15,010
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ HFA                                                          5.375      11/01/2008            45,038
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Higher Education Assistance Authority (Student Loans)        5.250      06/01/2018            10,104
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ Higher Education Assistance Authority (Student Loans)        5.800      06/01/2016            45,151
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ Higher Education Assistance Authority (Student Loans)        5.900      07/01/2009            30,273
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ Higher Education Assistance Authority (Student Loans)        6.000      07/01/2012            30,046
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Higher Education Assistance Authority (Student Loans)        6.125      07/01/2009            20,033
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Higher Education Assistance Authority (Student Loans)        6.125      07/01/2015            15,030
---------------------------------------------------------------------------------------------------------------------
      20,000  NJ Hsg. & Mortgage Finance Agency (Homebuyer)                   5.250      10/01/2018            20,407
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Hsg. & Mortgage Finance Agency (Homebuyer)                   6.125      10/01/2021            15,095
---------------------------------------------------------------------------------------------------------------------
   1,500,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               4.650      11/01/2026         1,505,160
---------------------------------------------------------------------------------------------------------------------
   1,600,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               4.800      11/01/2036         1,602,352
---------------------------------------------------------------------------------------------------------------------
   2,335,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               4.900      11/01/2026         2,351,579
---------------------------------------------------------------------------------------------------------------------
   1,000,000  NJ Hsg. & Mortgage Finance Agency (Multifamily) 5               5.000      11/01/2036         1,004,520
---------------------------------------------------------------------------------------------------------------------
      80,000  NJ Hsg. & Mortgage Finance Agency (Multifamily)                 5.400      11/01/2028            81,653
---------------------------------------------------------------------------------------------------------------------
     200,000  NJ Hsg. & Mortgage Finance Agency, Series A                     5.550      05/01/2027           206,300
---------------------------------------------------------------------------------------------------------------------
      45,000  NJ Hsg. & Mortgage Finance Agency, Series A                     5.650      05/01/2040            46,438
---------------------------------------------------------------------------------------------------------------------
      30,000  NJ Hsg. & Mortgage Finance Agency, Series B                     5.850      11/01/2012            31,301
---------------------------------------------------------------------------------------------------------------------
      80,000  NJ Hsg. & Mortgage Finance Agency, Series B                     6.150      11/01/2020            84,101

                   29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$    100,000  NJ Hsg. & Mortgage Finance Agency, Series E1                    5.750%     05/01/2025      $    103,844
---------------------------------------------------------------------------------------------------------------------
   5,230,000  NJ Hsg. & Mortgage Finance Agency, Series M 1                   4.875      10/01/2026         5,255,366
---------------------------------------------------------------------------------------------------------------------
     935,000  NJ Hsg. & Mortgage Finance Agency, Series M 1                   5.000      10/01/2036           951,260
---------------------------------------------------------------------------------------------------------------------
      35,000  NJ Hsg. & Mortgage Finance Agency, Series N                     5.900      10/01/2012            35,101
---------------------------------------------------------------------------------------------------------------------
   1,085,000  NJ Hsg. & Mortgage Finance Agency, Series S 1                   5.950      10/01/2017         1,099,062
---------------------------------------------------------------------------------------------------------------------
      75,000  NJ Hsg. & Mortgage Finance Agency, Series T                     5.600      04/01/2017            77,202
---------------------------------------------------------------------------------------------------------------------
   1,340,000  NJ Hsg. & Mortgage Finance Agency, Series U                     5.750      04/01/2018         1,374,505
---------------------------------------------------------------------------------------------------------------------
     480,000  NJ Hsg. & Mortgage Finance Agency, Series U                     5.850      04/01/2029           491,640
---------------------------------------------------------------------------------------------------------------------
      75,000  NJ Hsg. & Mortgage Finance Agency, Series V                     5.250      04/01/2026            76,724
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Sports & Exposition Authority, Series A                      5.000      01/01/2010            10,009
---------------------------------------------------------------------------------------------------------------------
      15,000  NJ Sports & Exposition Authority, Series A                      5.125      01/01/2016            15,015
---------------------------------------------------------------------------------------------------------------------
     200,000  NJ Sports & Exposition Authority, Series A                      5.200      01/01/2020           200,206
---------------------------------------------------------------------------------------------------------------------
     565,000  NJ Sports & Exposition Authority, Series A                      5.200      01/01/2024           565,514
---------------------------------------------------------------------------------------------------------------------
     375,000  NJ Tobacco Settlement Financing Corp. (TASC)                    5.375      06/01/2018           380,779
---------------------------------------------------------------------------------------------------------------------
      10,000  NJ Tobacco Settlement Financing Corp. (TASC)                    5.750      06/01/2016            10,393
---------------------------------------------------------------------------------------------------------------------
  17,430,000  NJ Tobacco Settlement Financing Corp. (TASC)                    5.750      06/01/2032        18,239,972
---------------------------------------------------------------------------------------------------------------------
  12,760,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.000      06/01/2037        13,480,302
---------------------------------------------------------------------------------------------------------------------
  16,660,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.125      06/01/2042        17,704,915
---------------------------------------------------------------------------------------------------------------------
  19,200,000  NJ Tobacco Settlement Financing Corp. (TASC) 3,4                6.125      06/01/2042        20,404,320
---------------------------------------------------------------------------------------------------------------------
   3,860,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.250      06/01/2043         4,188,332
---------------------------------------------------------------------------------------------------------------------
   1,080,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.375      06/01/2032         1,177,686
---------------------------------------------------------------------------------------------------------------------
  10,280,000  NJ Tobacco Settlement Financing Corp. (TASC)                    6.750      06/01/2039        11,540,122
---------------------------------------------------------------------------------------------------------------------
     660,000  NJ Tobacco Settlement Financing Corp. (TASC)                    7.000      06/01/2041           752,545
---------------------------------------------------------------------------------------------------------------------
     800,000  NJ Tobacco Settlement Financing Corp. Fixed Receipts            6.125      06/01/2042           850,184
---------------------------------------------------------------------------------------------------------------------
   5,000,000  NJ Transit Corp. COP (Federal Transportation
              Administration Grants) 3,4                                      6.125      09/15/2014         5,341,225
---------------------------------------------------------------------------------------------------------------------
      50,000  NJ Wastewater Treatment Trust                                   5.250      09/01/2016            51,063
---------------------------------------------------------------------------------------------------------------------
      25,000  Pleasantville School District COP                               5.500      10/01/2013            25,459
---------------------------------------------------------------------------------------------------------------------
   1,155,000  Port Authority  NY/NJ (JFK International Air Terminal)          5.750      12/01/2025         1,182,050
---------------------------------------------------------------------------------------------------------------------
   3,425,000  Port Authority  NY/NJ (KIAC)                                    6.750      10/01/2011         3,489,287
---------------------------------------------------------------------------------------------------------------------
   2,495,000  Port Authority  NY/NJ (KIAC)                                    6.750      10/01/2019         2,537,839
---------------------------------------------------------------------------------------------------------------------
      40,000  Port Authority  NY/NJ, 107th Series                             5.375      10/15/2014            40,501
---------------------------------------------------------------------------------------------------------------------
      25,000  Port Authority  NY/NJ, 119th Series                             5.500      09/15/2017            25,294
---------------------------------------------------------------------------------------------------------------------
   9,235,000  Port Authority  NY/NJ, 127th Series 3,4                         5.250      12/15/2032         9,598,360
---------------------------------------------------------------------------------------------------------------------
   2,500,000  Port Authority  NY/NJ, 134th Series                             5.000      07/15/2034         2,572,050
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Port Authority  NY/NJ, 135th Series                             5.000      03/15/2039         1,025,600
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Port Authority  NY/NJ, 140th Series                             5.000      12/01/2034         1,031,700
---------------------------------------------------------------------------------------------------------------------
  15,720,000  Port Authority  NY/NJ, 141st Series 3,4                         5.000      09/01/2024        16,187,906
---------------------------------------------------------------------------------------------------------------------
      75,000  Readington-Lebanon Sewage Authority                             5.250      01/01/2013            75,084
---------------------------------------------------------------------------------------------------------------------
      20,000  Riverside Township GO                                           5.450      12/01/2010            20,020

                   30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$    130,000  Salem County IPCFA (Atlantic City Electric Company)             5.600%     11/01/2025      $    130,124
---------------------------------------------------------------------------------------------------------------------
      25,000  Salem County IPCFA (Atlantic City Electric Company)             5.600      11/01/2025            25,024
---------------------------------------------------------------------------------------------------------------------
     770,000  Salem County IPCFA (Public Service Electric & Gas)              5.200      03/01/2025           770,377
---------------------------------------------------------------------------------------------------------------------
   1,850,000  Salem County IPCFA (Public Service Electric & Gas) 1            5.450      02/01/2032         1,867,427
---------------------------------------------------------------------------------------------------------------------
   1,120,000  Salem County IPCFA (Public Service Electric & Gas) 1            5.750      04/01/2031         1,189,541
---------------------------------------------------------------------------------------------------------------------
   3,000,000  South Brunswick Township Board of Education                     5.250      08/01/2022         3,034,650
---------------------------------------------------------------------------------------------------------------------
     120,000  South Jersey Transit Authority (The Raytheon Company)           6.150      01/01/2022           123,401
---------------------------------------------------------------------------------------------------------------------
   3,980,000  Union County Improvement Authority
              (Juvenile Detention Center)                                     5.500      05/01/2034         4,306,559
---------------------------------------------------------------------------------------------------------------------
      65,000  Union County Improvement Authority (Linden Airport)             5.000      03/01/2028            65,750
---------------------------------------------------------------------------------------------------------------------
      15,000  Union County Utilities Authority (County Deficiency)            5.000      06/15/2028            15,165
---------------------------------------------------------------------------------------------------------------------
     240,000  Union County Utilities Authority (County Deficiency)            5.000      06/15/2028           242,635
---------------------------------------------------------------------------------------------------------------------
      50,000  Union County Utilities Authority (County Deficiency)            5.000      06/15/2028            50,549
---------------------------------------------------------------------------------------------------------------------
      15,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.000      06/01/2016            15,301
---------------------------------------------------------------------------------------------------------------------
     225,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.000      06/01/2023           227,525
---------------------------------------------------------------------------------------------------------------------
      80,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.350      06/01/2023            82,158
---------------------------------------------------------------------------------------------------------------------
      25,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.375      06/01/2017            25,697
---------------------------------------------------------------------------------------------------------------------
      70,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.375      06/01/2018            71,950
---------------------------------------------------------------------------------------------------------------------
     150,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.375      06/01/2019           154,179
---------------------------------------------------------------------------------------------------------------------
      60,000  Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.375      06/01/2020            61,672
---------------------------------------------------------------------------------------------------------------------
      15,000  University of Medicine & Dentistry of NJ                        6.750      12/01/2009            15,057
                                                                                                         ------------
                                                                                                          508,542,646

---------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--27.9%
   2,500,000  Guam Government Waterworks Authority &
              Wastewater System                                               5.875      07/01/2035         2,614,525
---------------------------------------------------------------------------------------------------------------------
   3,900,000  Guam Government Waterworks Authority &
              Wastewater System                                               6.000      07/01/2025         4,144,452
---------------------------------------------------------------------------------------------------------------------
   1,250,000  Northern Mariana Islands Ports Authority, Series A              5.500      03/15/2031         1,237,438
---------------------------------------------------------------------------------------------------------------------
   1,390,000  Northern Mariana Islands, Series A                              6.250      03/15/2028         1,439,011
---------------------------------------------------------------------------------------------------------------------
   5,000,000  Northern Mariana Islands, Series A                              6.750      10/01/2033         5,557,700
---------------------------------------------------------------------------------------------------------------------
   5,000,000  Puerto Rico Aqueduct & Sewer Authority                          5.000      07/01/2019         5,098,300
---------------------------------------------------------------------------------------------------------------------
   7,000,000  Puerto Rico Children's Trust Fund (TASC) 1                      5.500      05/15/2039         7,189,420
---------------------------------------------------------------------------------------------------------------------
     900,000  Puerto Rico Children's Trust Fund (TASC)                        5.625      05/15/2043           926,307
---------------------------------------------------------------------------------------------------------------------
  94,000,000  Puerto Rico Children's Trust Fund (TASC)                        6.310 6    05/15/2050         5,939,860

                   31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

U.S. POSSESSIONS Continued
$ 26,000,000  Puerto Rico Children's Trust Fund (TASC)                        7.030% 6   05/15/2055      $    866,060
---------------------------------------------------------------------------------------------------------------------
     350,000  Puerto Rico Commonwealth GO                                     5.000      07/01/2025           353,976
---------------------------------------------------------------------------------------------------------------------
      50,000  Puerto Rico Commonwealth GO                                     5.000      07/01/2026            50,254
---------------------------------------------------------------------------------------------------------------------
  12,015,000  Puerto Rico Commonwealth GO 1                                   5.000      07/01/2027        12,115,806
---------------------------------------------------------------------------------------------------------------------
   3,170,000  Puerto Rico Commonwealth GO                                     5.125      07/01/2031         3,212,446
---------------------------------------------------------------------------------------------------------------------
   5,775,000  Puerto Rico Electric Power Authority, Series NN                 5.125      07/01/2029         5,935,430
---------------------------------------------------------------------------------------------------------------------
      30,000  Puerto Rico Highway & Transportation Authority, Series D        5.375      07/01/2036            32,457
---------------------------------------------------------------------------------------------------------------------
   2,180,000  Puerto Rico Highway & Transportation Authority, Series G        5.000      07/01/2042         2,183,946
---------------------------------------------------------------------------------------------------------------------
   1,075,000  Puerto Rico Highway & Transportation Authority, Series J        5.000      07/01/2034         1,084,750
---------------------------------------------------------------------------------------------------------------------
   2,000,000  Puerto Rico Highway & Transportation Authority, Series J        5.125      07/01/2039         2,023,780
---------------------------------------------------------------------------------------------------------------------
   4,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000      07/01/2027         4,041,400
---------------------------------------------------------------------------------------------------------------------
   5,145,000  Puerto Rico Highway & Transportation Authority, Series K        5.000      07/01/2030         5,205,711
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Puerto Rico Highway & Transportation Authority, Series K        5.000      07/01/2035         1,009,630
---------------------------------------------------------------------------------------------------------------------
   9,500,000  Puerto Rico Highway & Transportation Authority, Series K        5.000      07/01/2040         9,528,025
---------------------------------------------------------------------------------------------------------------------
   5,000,000  Puerto Rico Infrastructure                                      5.000      07/01/2037         5,039,150
---------------------------------------------------------------------------------------------------------------------
   9,750,000  Puerto Rico Infrastructure                                      5.000      07/01/2041         9,771,840
---------------------------------------------------------------------------------------------------------------------
     100,000  Puerto Rico ITEMECF (Ana G. Mendez University)                  5.375      02/01/2019           102,039
---------------------------------------------------------------------------------------------------------------------
     555,000  Puerto Rico ITEMECF (Ana G. Mendez University)                  5.375      02/01/2029           563,408
---------------------------------------------------------------------------------------------------------------------
   1,710,000  Puerto Rico ITEMECF (Cogeneration Facilities)                   6.625      06/01/2026         1,861,181
---------------------------------------------------------------------------------------------------------------------
      30,000  Puerto Rico ITEMECF (Dr. Pila Hospital)                         6.250      08/01/2032            30,206
---------------------------------------------------------------------------------------------------------------------
     265,000  Puerto Rico ITEMECF
              (SEAM/Hospital Espanol Auxillio Obligated Group)                6.250      07/01/2024           267,086
---------------------------------------------------------------------------------------------------------------------
   3,250,000  Puerto Rico Municipal Finance Agency, Series A                  5.250      08/01/2025         3,373,923
---------------------------------------------------------------------------------------------------------------------
  10,660,000  Puerto Rico Port Authority (American Airlines), Series A        6.250      06/01/2026        10,575,146
---------------------------------------------------------------------------------------------------------------------
   1,990,000  Puerto Rico Port Authority (American Airlines), Series A 1      6.300      06/01/2023         1,985,284
---------------------------------------------------------------------------------------------------------------------
      55,000  Puerto Rico Port Authority, Series D                            6.000      07/01/2021            55,679
---------------------------------------------------------------------------------------------------------------------
  10,000,000  Puerto Rico Public Buildings Authority                          5.250      07/01/2029        10,356,300
---------------------------------------------------------------------------------------------------------------------
  12,545,000  Puerto Rico Public Buildings Authority                          5.250      07/01/2033        12,975,294
---------------------------------------------------------------------------------------------------------------------
   1,000,000  Puerto Rico Public Buildings Authority, Series D                5.125      07/01/2024         1,017,810
---------------------------------------------------------------------------------------------------------------------
   1,435,000  Puerto Rico Public Buildings Authority, Series D 1              5.250      07/01/2036         1,472,683
---------------------------------------------------------------------------------------------------------------------
   2,950,000  Puerto Rico Public Finance Corp., Series E                      5.500      08/01/2029         3,087,057
---------------------------------------------------------------------------------------------------------------------
   2,350,000  University of Puerto Rico, Series O                             5.375      06/01/2030         2,360,270
---------------------------------------------------------------------------------------------------------------------
     150,000  University of V.I., Series A                                    5.250      12/01/2023           153,392
---------------------------------------------------------------------------------------------------------------------
     710,000  University of V.I., Series A                                    5.375      06/01/2034           735,106
---------------------------------------------------------------------------------------------------------------------
   1,000,000  University of V.I., Series A                                    6.000      12/01/2024         1,061,360
---------------------------------------------------------------------------------------------------------------------
      40,000  University of V.I., Series A                                    6.250      12/01/2029            42,838
---------------------------------------------------------------------------------------------------------------------
      60,000  V.I. HFA, Series A                                              6.500      03/01/2025            60,379
---------------------------------------------------------------------------------------------------------------------
   5,000,000  V.I. Public Finance Authority (Hovensa Coker) 1                 6.500      07/01/2021         5,609,400
---------------------------------------------------------------------------------------------------------------------
     540,000  V.I. Public Finance Authority, Series A                         6.125      10/01/2029           581,499
---------------------------------------------------------------------------------------------------------------------
   1,515,000  V.I. Public Finance Authority, Series A                         6.375      10/01/2019         1,654,213

                   32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

   PRINCIPAL                                                                                                    VALUE
      AMOUNT                                                                 COUPON        MATURITY        SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

U.S. POSSESSIONS Continued
$    300,000  V.I. Public Finance Authority, Series E                         5.875%     10/01/2018      $    313,119
---------------------------------------------------------------------------------------------------------------------
   2,500,000  V.I. Public Finance Authority, Series E                         6.000      10/01/2022         2,604,650
---------------------------------------------------------------------------------------------------------------------
  11,100,000  V.I. Tobacco Settlement Financing Corp.                         6.230 6    05/15/2035         1,895,436
---------------------------------------------------------------------------------------------------------------------
   1,100,000  V.I. Tobacco Settlement Financing Corp.                         6.500 6    05/15/2035           174,845
---------------------------------------------------------------------------------------------------------------------
   2,050,000  V.I. Tobacco Settlement Financing Corp.                         6.880 6    05/15/2035           293,519
---------------------------------------------------------------------------------------------------------------------
   3,100,000  V.I. Tobacco Settlement Financing Corp.                         7.630 6    05/15/2035           364,994
---------------------------------------------------------------------------------------------------------------------
     290,000  V.I. Water & Power Authority                                    5.300      07/01/2018           293,715
---------------------------------------------------------------------------------------------------------------------
     175,000  V.I. Water & Power Authority                                    5.300      07/01/2021           176,238
                                                                                                         ------------
                                                                                                          162,699,743

---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $650,116,578)--115.0%                                                   671,242,389
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES--(15.0%)                                                                  (87,479,107)
                                                                                                         ------------
NET ASSETS--100.0%                                                                                       $583,763,282
                                                                                                         ============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2. Illiquid security. The aggregate value of illiquid securities as of July 31,
2006 was $20,225, which represents less than 0.005% of the Fund's net assets.
See Note 5 of accompanying Notes.

3. Security represents the UNDERLYING MUNICIPAL bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

4. Security has been restated. See Note 9 of accompanying Notes.

5. When-issued security or forward commitment to be delivered and settled after
July 31, 2006. See Note 1 of accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

CMC         Carolinas Medical Center
CMHS        Clara Maass Health System
CMMC        Clara Maass Medical Center
COP         Certificates of Participation
CoMC        Community Medical Center
DRIVERS     Derivative Inverse Tax Exempt Receipts
EDA         Economic Devel. Authority
GO          General Obligation
HDC         Housing Devel. Corp.
HFA         Housing Financing Agency
HFC         Housing Finance Corp.
IPCFA       Industrial Pollution Control Financing Authority
ITEMECF     Industrial, Tourist, Educational, Medical and Environmental
            Community Facilities
JFK         John Fitzgerald Kennedy
KMCC        Kensington Manor Care Center
MHC         Meridian Hospitals Corp.
NY/NJ       New York/New Jersey
ONP         Ocean Nursing Pavillion, Inc.
PA/NJ       Pennsylvania/New Jersey
PCFA        Pollution Control Finance Authority
RITES       Residual Interest Tax Exempt Security
ROLs        Residual Option Longs
RWJ         Robert Wood Johnson
SEAM        Sociedad Espanola de Auxilio Mutuo
TASC        Tobacco Settlement Asset-Backed Bonds
V.I.        United States Virgin Islands
YMCA        Young Men's Christian Assoc.

                   33 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                 VALUE 1      PERCENT 1
--------------------------------------------------------------------------------
Tobacco Settlement Payments                        $ 106,379,991           15.8%
Education                                             93,943,005           14.0
Hospital/Health Care                                  53,627,200            8.0
Airlines                                              49,380,385            7.4
Marine/Aviation Facilities                            45,496,234            6.8
Water Utilities                                       38,720,867            5.8
Higher Education                                      38,109,109            5.7
Municipal Leases                                      36,087,582            5.4
Adult Living Facilities                               31,967,946            4.8
General Obligation                                    31,162,260            4.6
Sales Tax Revenue                                     25,736,513            3.8
Highways/Railways                                     25,165,080            3.7
Electric Utilities                                    20,136,518            3.0
Single Family Housing                                 15,899,945            2.4
Pollution Control                                     14,585,726            2.2
Hotels, Restaurants & Leisure                         12,935,296            1.9
Manufacturing, Non-Durable Goods                       7,779,072            1.2
Gas Utilities                                          6,256,981            0.9
Resource Recovery                                      5,984,909            0.9
Manufacturing, Durable Goods                           4,198,204            0.6
Multifamily Housing                                    3,070,126            0.5
Special Tax                                            2,912,325            0.4
Sports Facility Revenue                                  790,744            0.1
Student Loans                                            653,790            0.1
Sewer Utilities                                          237,457            0.0
Not-for-Profit Organization                               25,124            0.0
                                                   -----------------------------
Total                                              $ 671,242,389          100.0%
                                                   =============================

1. Restated. See Note 9 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   34 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $650,116,578)--see accompanying statement of investments   $  671,242,389
------------------------------------------------------------------------------------------------------
Cash                                                                                          567,438
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                           24,563,200
Interest                                                                                    7,754,310
Shares of beneficial interest sold                                                          5,682,865
Other                                                                                          10,357
                                                                                       ---------------
Total assets                                                                              709,820,559

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)                            101,645,000
Payable on borrowings (See Note 6)                                                         15,100,000
Investments purchased (including $6,435,000 purchased on a when-issued basis
or forward commitment)                                                                      7,303,560
Shares of beneficial interest redeemed                                                      1,350,075
Dividends                                                                                     430,731
Distribution and service plan fees                                                             71,345
Trustees' compensation                                                                         41,017
Shareholder communications                                                                     28,102
Interest expense                                                                               26,365
Transfer and shareholder servicing agent fees                                                  22,343
Other                                                                                          38,739
                                                                                       ---------------
Total liabilities                                                                         126,057,277

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  583,763,282
                                                                                       ===============

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Paid-in capital                                                                        $  569,284,641
------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                              (414,967)
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                               (6,232,203)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                 21,125,811
                                                                                       ---------------
NET ASSETS                                                                             $  583,763,282
                                                                                       ===============

                   35 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$371,294,865 and 31,203,583 shares of beneficial interest outstanding)             $ 11.90
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                           $ 12.49
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,887,238
and 6,201,660 shares of beneficial interest outstanding)                           $ 11.91
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,581,179
and 11,637,962 shares of beneficial interest outstanding)                          $ 11.91

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   36 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest                                                                               $   28,247,516
------------------------------------------------------------------------------------------------------
Other income                                                                                      240
                                                                                       ---------------
Total investment income                                                                    28,247,756

------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------
Management fees                                                                             2,537,206
------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                       420,711
Class B                                                                                       612,026
Class C                                                                                       938,089
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                       113,870
Class B                                                                                        42,247
Class C                                                                                        49,723
------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                        33,173
Class B                                                                                        11,792
Class C                                                                                        13,806
------------------------------------------------------------------------------------------------------
Interest expense and fees on short-term floating rate notes issued (See Note 1)             2,905,165
------------------------------------------------------------------------------------------------------
Interest expense on borrowings                                                                560,523
------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                         25,929
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                        99
------------------------------------------------------------------------------------------------------
Other                                                                                         123,026
                                                                                       ---------------
Total expenses                                                                              8,387,385
Less waivers and reimbursements of expenses                                                  (313,080)
                                                                                       ---------------
Net expenses                                                                                8,074,305

------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      20,173,451

------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                           (1,544,971)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                         (845,556)

------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $   17,782,924
                                                                                       ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   37 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
(As restated, see Note 9)
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                     2006              2005
---------------------------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   20,173,451    $   11,777,338
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          (1,544,971)          359,429
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                               (845,556)       25,172,214
                                                                              ---------------------------------
Net increase in net assets resulting from operations                              17,782,924        37,308,981

---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (14,004,495)       (7,660,240)
Class B                                                                           (2,817,386)       (2,857,475)
Class C                                                                           (4,277,840)       (1,998,017)

---------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          172,386,035        92,338,986
Class B                                                                           12,154,635         4,822,489
Class C                                                                           69,181,165        42,066,514

---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Total increase                                                                   250,405,038       164,021,238
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                              333,358,244       169,337,006
                                                                              ---------------------------------
End of period (including accumulated net investment income (loss)
of $(414,967) and $511,303, respectively)                                     $  583,763,282    $  333,358,244
                                                                              =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   38 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in net assets from operations                       $   17,782,924
--------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activities:
Purchase of investment securities                                  (365,658,602)
Proceeds from disposition of investment securities                   91,707,293
Short-term investment securities, net                               (25,687,352)
Premium amortization                                                  1,836,853
Discount accretion                                                     (339,081)
Net realized loss on investments                                      1,544,971
Net change in unrealized appreciation on investments                    845,556
Increase in interest receivable                                      (3,597,806)
Increase in receivable for securities sold                          (21,990,066)
Increase in other assets                                                 (3,208)
Decrease in payable for securities purchased                         (2,319,051)
Increase in payable for accrued expenses                                 73,420
                                                                 ---------------
Net cash used in operating activities                              (305,804,149)

--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------
Proceeds from bank borrowing                                        239,400,000
Payments on bank borrowing                                         (235,900,000)
Proceeds from short-term floating rate notes issued                  69,615,000
Proceeds from shares sold                                           325,904,277
Payment on shares redeemed                                          (84,379,174)
Cash distributions paid                                              (8,766,166)
                                                                 ---------------
Net cash provided by financing activities                           305,873,937
--------------------------------------------------------------------------------
Net increase in cash                                                     69,788
--------------------------------------------------------------------------------
Cash, beginning balance                                                 497,650
                                                                 ---------------
Cash, ending balance                                             $      567,438
                                                                 ===============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $12,141,979

Cash paid for interest on bank borrowings--$554,187.

Cash paid for interest on short-term floating rate notes issued--$2,905,165.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   39 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED JULY 31,                             2006            2005            2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.03      $    10.76      $    10.51     $    10.99     $    10.89
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .55 1           .62 1           .67            .67            .53
Net realized and unrealized gain (loss)                   (.09)           1.32             .23           (.52)           .08
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .46            1.94             .90            .15            .61
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.59)           (.67)           (.65)          (.63)          (.51)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    11.90      $    12.03      $    10.76     $    10.51     $    10.99
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.93%          18.46%           8.63%          1.21%          5.79%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $  371,295      $  200,831      $   94,214     $   61,825     $   47,305
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  287,248      $  133,634      $   78,828     $   54,811     $   42,809
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     4.67%           5.41%           6.28%          6.24%          4.88%
Expenses excluding interest
and fees on short-term floating rate
notes issued                                              0.90%           0.91%           0.98%          1.02%          0.84%
Interest and fees on short-term
floating rate notes issued 4                              0.63%           0.35%           0.32%          0.26%          0.10%
                                                    ---------------------------------------------------------------------------
Total expenses                                            1.53%           1.26%           1.30%          1.28%          0.94%
Expenses after payments and waivers and
reduction to custodian expenses                           1.47%           1.06%           1.10%          1.08%          0.73% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     19%              7%             14%            62%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   40 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS B   YEAR ENDED JULY 31,                             2006            2005            2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.05      $    10.78      $    10.52     $    11.00     $    10.90
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .47 1           .54 1           .60            .59            .45
Net realized and unrealized gain (loss)                   (.11)           1.31             .23           (.53)           .08
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .36            1.85             .83            .06            .53
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.50)           (.58)           (.57)          (.54)          (.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    11.91      $    12.05      $    10.78     $    10.52     $    11.00
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.03%          17.53%           7.92%          0.46%          4.99%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   73,887      $   62,399      $   51,329     $   46,912     $   43,888
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   68,065      $   56,755      $   50,920     $   45,226     $   41,532
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.93%           4.74%           5.54%          5.46%          4.12%
Expenses excluding interest
and fees on short-term floating rate
notes issued                                              1.69%           1.68%           1.73%          1.78%          1.60%
Interest and fees on short-term
floating rate notes issued 4                              0.63%           0.35%           0.32%          0.26%          0.10%
                                                    ---------------------------------------------------------------------------
Total expenses                                            2.32%           2.03%           2.05%          2.04%          1.70%
Expenses after payments and waivers and
reduction to custodian expenses                           2.24%           1.83%           1.85%          1.84%          1.49% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     19%              7%             14%            62%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   41 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS C   YEAR ENDED JULY 31,                             2006            2005            2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    12.04      $    10.77      $    10.51     $    10.99     $    10.89
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .46 1           .53 1           .59            .59            .44
Net realized and unrealized gain (loss)                   (.09)           1.32             .24           (.53)           .09
                                                    ---------------------------------------------------------------------------
Total from investment operations                           .37            1.85             .83            .06            .53
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.50)           (.58)           (.57)          (.54)          (.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    11.91      $    12.04      $    10.77     $    10.51     $    10.99
                                                    ===========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.14%          17.54%           7.91%          0.45%          4.99%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $  138,581      $   70,128      $   23,795     $   17,784     $   12,664
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  104,423      $   40,717      $   20,470     $   16,770     $    9,831
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     3.90%           4.57%           5.53%          5.49%          4.10%
Expenses excluding interest
and fees on short-term floating rate
notes issued                                              1.66%           1.67%           1.73%          1.78%          1.60%
Interest and fees on short-term
floating rate notes issued 4                              0.63%           0.35%           0.32%          0.26%          0.10%
                                                    ---------------------------------------------------------------------------
Total expenses                                            2.29%           2.02%           2.05%          2.04%          1.70%
Expenses after payments and waivers and
reduction to custodian expenses                           2.23%           1.82%           1.85%          1.84%          1.49% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     19%              7%             14%            62%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   42 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of
Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked"
prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange.
Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities)
for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose

                   43 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $6,435,000 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund will not invest more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $47,922,940 as of July 31, 2006, which represents
6.75% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond
(referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying

                   44 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the
Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The
Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of
Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's
Statement of Operations. At July 31, 2006 municipal bond holdings with a value of $149,567,940 shown on the Fund's Statement of Investments are held by such
Trusts and serve as collateral for the $101,645,000 in short-term floating rate notes issued and outstanding at that date. See Note 9.

At July 31, 2006, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                                           MATURITY      VALUE AS OF
AMOUNT           INVERSE FLOATER 1                      COUPON 2        DATE    JULY 31, 2006
---------------------------------------------------------------------------------------------

$ 2,000,000      NJ EDA (Public Schools Small
                 Project Loan Program) RITES              6.394%      9/1/24    $   2,552,600
  2,170,000      NJ EDA RITES 3                           6.491       3/1/27        2,454,010
  9,045,000      NJ EDA ROLs                              9.105       3/1/30       10,261,372
  4,520,000      NJ EDA ROLs                              9.105       3/1/28        5,153,794
  2,000,000      NJ Health Care Facilities
                 Financing Authority (Englewood
                 Hospital & Medical Center)
                 RITES                                    7.466       8/1/25        2,390,440
  3,870,000      NJ Health Care Facilities Financing
                 Authority DRIVERS                        8.126      9/15/28        4,398,913
  9,600,000      NJ Tobacco Settlement
                 Financing Corp. RITES                    7.117       6/1/42       10,804,320
  2,500,000      NJ Transit Corp. ROLs, Series 15         8.500      9/15/14        2,841,225
  3,930,000      Port Authority NY/NJ RITES               6.526       9/1/24        4,397,906
  2,305,000      Port Authority NY/NJ,
                 238th Series ROLs                        9.511     12/15/32        2,668,360
                                                                                -------------
                                                                                $  47,922,940
                                                                                =============

1. For a list of abbreviations used in the Inverse Floater table see the
Portolio Abbreviation table on page 33 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an
"inverse floater."

3. Security is subject to a shortfall and forbearance agreement.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate notes issued by

                   45 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the
Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2006, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $7,000,000.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $55,841                    $--             $6,067,308          $20,960,913

1. As of July 31, 2006, the Fund had $4,267,103 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforwards were as follows:

                   46 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                       EXPIRING
                       -------------------------------
                       2009                $ 2,565,622
                       2010                  1,551,532
                       2012                    115,750
                       2014                     34,199
                                           -----------
                       TOTAL               $ 4,267,103
                                           ===========

2. As of July 31, 2006, the Fund had $1,800,205 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended July 31, 2006, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended July 31, 2005, the Fund utilized $359,429 of capital loss carryforward to offset capital gains realized in that fiscal year.

      Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2006 and
July 31, 2005 was as follows:

                                    YEAR ENDED           YEAR ENDED
                                 JULY 31, 2006        JULY 31, 2005
-------------------------------------------------------------------
Distributions paid from:
Exempt-interest dividends          $21,099,721          $12,515,732

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities             $ 548,636,476
                                                      =============

           Gross unrealized appreciation              $  23,614,240
           Gross unrealized depreciation                 (2,653,327)
                                                      -------------
           Net unrealized appreciation                $  20,960,913
                                                      =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31,
2006, the Fund's projected benefit obligations were increased by $16,386 and payments of $2,176 were made to retired trustees, resulting in an accumulated liability of $32,532 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining

                   47 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other
Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets

                   48 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        YEAR ENDED JULY 31, 2006       YEAR ENDED JULY 31, 2005
                                        SHARES            AMOUNT        SHARES           AMOUNT
------------------------------------------------------------------------------------------------

CLASS A
Sold                                18,682,666    $  221,763,770     9,080,461    $ 105,520,260
Dividends and/or
distributions reinvested               685,948         8,140,403       376,131        4,339,946
Redeemed                            (4,853,455)      (57,518,138)   (1,520,910)     (17,521,220)
                                    ------------------------------------------------------------
Net increase                        14,515,159    $  172,386,035     7,935,682    $  92,338,986
                                    ============================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                                 1,835,126    $   21,799,263     1,585,776    $  18,264,106
Dividends and/or
distributions reinvested               136,533         1,622,906       142,260        1,635,223
Redeemed                              (948,989)      (11,267,534)   (1,312,398)     (15,076,840)
                                    ------------------------------------------------------------
Net increase                         1,022,670    $   12,154,635       415,638    $   4,822,489
                                    ============================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                                 7,000,353    $   83,208,814     3,958,354    $  46,014,401
Dividends and/or
distributions reinvested               200,285         2,378,670        90,223        1,044,143
Redeemed                            (1,385,935)      (16,406,319)     (434,529)      (4,992,030)
                                    ------------------------------------------------------------
Net increase                         5,814,703    $   69,181,165     3,614,048    $  42,066,514
                                    ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                    PREVIOUSLY STATED            RESTATED, SEE NOTE 9
                             PURCHASES          SALES         PURCHASES         SALES
-------------------------------------------------------------------------------------

Investment securities     $338,672,706   $165,508,680      $365,658,602   $91,707,293

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

               FEE SCHEDULE
               --------------------------------------------------
               Up to $200 million of net assets             0.60%
               Next $100 million of net assets              0.55
               Next $200 million of net assets              0.50
               Next $250 million of net assets              0.45
               Next $250 million of net assets              0.40
               Over $1 billion of net assets                0.35

                   49 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended July 31, 2006, the Fund paid $196,206 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Board of Trustees can increase that fee to
0.25% of average net assets without shareholder approval. Shareholders will be notified of any such change. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.15% under each plan. However, the Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholder approval. Shareholders will be notified of any such change. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $2,686,348 and $1,707,308, respectively. Fees incurred by the Fund under the plans are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                   50 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                         CLASS A         CLASS B         CLASS C
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
July 31, 2006           $549,821         $10,245        $107,185         $55,855

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager had voluntarily agreed to waive a portion of its management fee so the management fees will not exceed
0.40% of average annual net assets for each class of shares. During the year ended July 31, 2006, the Manager waived $313,080 of its management fees.
Effective January 1, 2006 this waiver was withdrawn.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the
"Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the
Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2006, the average daily loan balance was
$12,612,877 at an average daily interest rate of 4.313%. The Fund had borrowings outstanding of $15,100,000 at July 31, 2006 at an interest rate of 5.3126%. The
Fund had gross borrowings and gross

                   51 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BORROWINGS Continued

loan repayments of $239,400,000 and $235,900,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $23,200,000. The Fund paid
$54,534 in fees and $554,187 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds including the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                   52 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
9. RESTATEMENT

Subsequent to the issuance of the July 31, 2006 financial statements, the
Manager determined that transfers of certain municipal bond securities by the
Fund to trusts in connection with its investment in inverse floating rate securities during the fiscal years ended July 31, 2002 through 2006, do not qualify as sales under Statement of Financial Accounting Standard No. 140,
ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS
OF LIABILITIES, and should have been accounted for as secured borrowings.
Accordingly, the Fund has restated its July 31, 2006 Statement of Investments, its July 31, 2006 Statement of Assets and Liabilities, its fiscal 2006 Statement of Operations, its fiscal 2006 Statements of Changes in Net Assets and its fiscal 2002 through fiscal 2006 Financial Highlights. In connection with the reinstatement, the Fund also included a Statement of Cash Flows for its fiscal year ending July 31, 2006.

      The restatement has no effect on the Fund's previously reported net assets, net asset values per share or total return.

STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 31, 2006

                                                                    PREVIOUSLY REPORTED         RESTATED
----------------------------------------------------------------------------------------------------------

ASSETS
   Investments, at value                                                  $ 569,597,389    $ 671,242,389
   Cost of investments                                                      548,636,476      650,116,578*
   Total assets                                                             608,175,559      709,820,559
LIABILITIES
   Payable for short-term floating rate notes issued                                N/A      101,645,000
   Total liabilities                                                         24,412,277      126,057,277
NET ASSETS
   Accumulated net realized loss on investments                              (6,067,305)      (6,232,203)*
   Net unrealized appreciation on investments                                20,960,913       21,125,811*

* The restated amounts include an increase to "Accumulated net realized loss on investments," a decrease to "Cost of investments" and an increase to "Net unrealized appreciation on investments" in the amount of $454,331 related to reversals of gains previously realized in the Fund's fiscal years prior to 2005.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2006

                                                                    PREVIOUSLY REPORTED         RESTATED
----------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest                                                               $  25,342,351    $  28,247,516
   Total investment income                                                   25,342,591       28,247,756
EXPENSES
   Interest expense and fees from short-term floating rate notes issued             N/A        2,905,165
   Total expenses                                                             5,482,220        8,387,385
   Net expenses                                                               5,169,140        8,074,305
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized loss on investments                                          (1,834,404)      (1,544,971)
   Net change in unrealized appreciation on investments                        (556,123)        (845,556)

                   53 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RESTATEMENT Continued

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDING JULY 31,
2006 AND 2005

OPERATIONS 2006                                                     PREVIOUSLY REPORTED         RESTATED
----------------------------------------------------------------------------------------------------------

  Net realized loss                                                       $  (1,834,404)   $  (1,544,971)
  Net change in unrealized appreciation                                        (556,123)        (845,556)

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING JULY 31,
2006, 2005, 2004, 2003 AND 2002

RATIOS TO AVERAGE        INTEREST AND                           EXPENSES AFTER
NET ASSETS:                   FEES ON                             PAYMENTS AND
                           SHORT-TERM                              WAIVERS AND     PORTFOLIO
                        FLOATING RATE                             REDUCTION TO      TURNOVER
                         NOTES ISSUED    TOTAL EXPENSES     CUSTODIAN EXPENSES          RATE
---------------------------------------------------------------------------------------------

CLASS A
2006 Previously
     Reported                     N/A              0.90%                  0.84%           44%
2006  Restated                   0.63%             1.53%                  1.47%           19%
2005 Previously
      Reported                    N/A              0.91%                  0.71%            8%
2005  Restated                   0.35%             1.26%                  1.06%            7%
2004  Previously
      Reported                    N/A              0.98%                  0.78%           25%
2004  Restated                   0.32%             1.30%                  1.10%           14%
2003  Previously
      Reported                    N/A              1.02%                  0.82%           93%
2003  Restated                   0.26%             1.28%                  1.08%           62%
2002  Previously
      Reported                    N/A              0.84%                  0.63%           26%
2002  Restated                   0.10%             0.94%                  0.73%           25%

---------------------------------------------------------------------------------------------
CLASS B
2006  Previously
      Reported                    N/A              1.69%                  1.61%           44%
2006  Restated                   0.63%             2.32%                  2.24%           19%
2005  Previously
      Reported                    N/A              1.68%                  1.48%            8%
2005  Restated                   0.35%             2.03%                  1.83%            7%
2004  Previously
      Reported                    N/A              1.73%                  1.53%           25%
2004  Restated                   0.32%             2.05%                  1.85%           14%
2003  Previously
      Reported                    N/A              1.78%                  1.58%           93%
2003  Restated                   0.26%             2.04%                  1.84%           62%
2002  Previously
      Reported                    N/A              1.60%                  1.39%           26%
2002  Restated                   0.10%             1.70%                  1.49%           25%

                   54 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

RATIOS TO AVERAGE        INTEREST AND                           EXPENSES AFTER
NET ASSETS:                   FEES ON                             PAYMENTS AND
                           SHORT-TERM                              WAIVERS AND     PORTFOLIO
                        FLOATING RATE                             REDUCTION TO      TURNOVER
                         NOTES ISSUED    TOTAL EXPENSES     CUSTODIAN EXPENSES          RATE
---------------------------------------------------------------------------------------------

CLASS C
2006  Previously
      Reported                    N/A              1.66%                  1.60%           44%
2006  Restated                   0.63%             2.29%                  2.23%           19%
2005  Previously
      Reported                    N/A              1.67%                  1.47%            8%
2005  Restated                   0.35%             2.02%                  1.82%            7%
2004  Previously
      Reported                    N/A              1.73%                  1.53%           25%
2004  Restated                   0.32%             2.05%                  1.85%           14%
2003  Previously
      Reported                    N/A              1.78%                  1.58%           93%
2003  Restated                   0.26%             2.04%                  1.84%           62%
2002  Previously
      Reported                    N/A              1.60%                  1.39%           26%
2002  Restated                   0.10%             1.70%                  1.49%           25%

While the Statements of Assets and Liabilities as of July 31, 2005, 2004, 2003
and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments at value and to add a liability for short-term floating rate notes issued by corresponding amounts at each year end, with no resulting effect on previously reported Fund net assets. While the Statements of Operations for the years ended July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.

                   55 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

                                   APPENDIX A

                       MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service,  Inc. ("Moody's") Municipal Ratings are opinions of the  investment  quality of  issuers  and  issues in the U.S.  municipal  and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

     Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Aa:  Issuers or issues rated Aa  demonstrate  very strong  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A:  Issuers  or  issues  rated  A  present  above-average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Baa:  Issuers  or  issues  rated  Baa  represent  average  creditworthiness relative to other US municipal or tax- exempt issuers or issues.

     Ba: Issuers or issues rated Ba demonstrate  below-average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness  relative to other US municipal or tax- exempt issuers or issues.

     Caa:  Issuers or issues rated Caa  demonstrate  very weak  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ca: Issuers or issues rated Ca demonstrate  extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C:  Issuers or issues  rated C  demonstrate  the  weakest  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as
VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

     SG: Denotes  speculative-grade  credit  quality.  Debt  instruments in this category may lack margins of protection.

     Standard  &  Poor's  Ratings  Services  ("Standard  &  Poor's"),  a
division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation  rated `AAA' has the highest rating assigned by Standard
&  Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

     AA: An  obligation  rated `AA' differs from the  highest-rated  obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An  obligation  rated `A' are somewhat more  susceptible  to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default.  The `D' rating category is used when payments on an obligation  are not made on the date due even if the applicable grace period has not expired,  unless Standard &  Poor's believes that such payments  will be made during such grace  period.  The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation  confirming investments and cash flows.

r: The `r' highlights  derivative,  hybrid,  and certain other  obligations that Standard  &  Poor's  believes may  experience  high  volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations  are  securities  with  principal  or  interest  return  indexed  to
equities,   commodities,   or  currencies;   certain  swaps  and  options;   and
interest-only  and  principal-only  mortgage  securities.  The absence of an `r'
symbol should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard &  Poor's note rating reflects the liquidity  factors and market  access risks unique to notes.  Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.  The following  criteria will be used in making that assessment:  o........Amortization  schedule-the  larger the final maturity relative to other maturities,  the more likely it will be treated as a note; and
o Source  of  payment-the  more  dependent  the issue is on the  market  for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit  risk.  They  indicate  a very  strong  capacity  for  timely  payment of
financial  commitments.   This  capacity  is  not  significantly  vulnerable  to
foreseeable events.

     A: High Credit  Quality.  "A" ratings  denote a low  expectation  of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation  of credit risk.  The capacity for timely  payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade:

     BB:  Speculative.  "BB" ratings  indicate  that there is a  possibility  of credit risk  developing,  particularly as the result of adverse  economic change over time. However, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

     B: Highly Speculative. "B" ratings indicate that significant credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met. However,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC C: High Default Risk.  Default is a real possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, and D: Default.  The ratings of  obligations  in this category are
based  on  their  prospects  for  achieving   partial  or  full  recovery  in  a
reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  "DDD"  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  "DD"
indicates  potential  recoveries  in the range of  50%-90%,  and "D" the  lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations. Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:   Speculative.   Minimal   capacity  for  timely  payment  of  financial
commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

C: High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                   Appendix B

                     MUNICIPAL BOND INDUSTRY CLASSIFICATIONS

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing
Municipal Leases Non Profit Organization Paper, Containers & Packaging Parking
Fee Revenue Pollution Control Resource Recovery Sales Tax Revenue Sewer
Utilities Single Family Housing Special Assessment Special Tax Sports Facility
Revenue Student Loans Telephone Utilities Tobacco Water Utilities

                                   Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(1) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(2) That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and SAI of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1) plans created or under Sections 401(a) or 401(k) of the
              Internal Revenue Code,
              2) non-qualified deferred compensation
              plans,
              3) employee benefit plans(3)
              4) Group Retirement Plans(4)
              5) 403(b)(7) custodial plan accounts
              6) Individual Retirement Accounts ("IRAs"), including traditional
              IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(5)

 This waiver provision applies to:
|_|           Purchases of Class A shares aggregating $1 million or more.
|_|           Purchases of Class A shares by a Retirement Plan that was
              permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that:
              1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of
              $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified
                  Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
     1) The record  keeping is  performed by Merrill  Lynch Pierce  Fenner &
Smith,  Inc.  ("Merrill  Lynch") on a daily  valuation  basis for the Retirement
Plan. On the date the plan sponsor signs the  record-keeping  service  agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)  mutual  funds,  other than  those  advised  or managed by Merrill  Lynch
Investment  Management,  L.P. ("MLIM"),  that are made available under a Service
Agreement  between Merrill Lynch and the mutual fund's principal  underwriter or distributor,  and (b) funds  advised or managed by MLIM (the funds  described in
(a) and (b) are referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the
                  Retirement Plan and Merrill Lynch. On the date the plan
                  sponsor signs the record keeping service agreement with
                  Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds)
                  invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more
                  eligible employees (as determined by the Merrill Lynch plan conversion manager).

---------------------------------------------------------------------------------------------------------------------------------------
II.  Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|           The Manager or its affiliates.
|_|           Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
              relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|           Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
              Distributor for that purpose.
|_|           Dealers or brokers that have a sales agreement with the
              Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|           Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers
              (and which are identified as such to the Distributor) or with the
              Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|           Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|           Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|           "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
|_|           Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor)
              who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial
              intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|           Directors, trustees, officers or full-time employees of OpCap
              Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|           Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|           Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|           Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the
              Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those
              purchases.
|_|           A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
              Advisors) whose Class B or Class C shares of a Former Quest for
              Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on
              November 24, 1995.
|_|           A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund
              clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in
Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|           Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
              (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
              Distributor.
|_|           Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insureance companies, or serviced by recordkeepers.
|_|           Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_| Shares purchased in amounts of less than $5.
Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_| Retirement Plans that have $5 million or more in plan assets.
|_| Retirement Plans with a single plan sponsor that have $5 million or more in agrgregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|           Involuntary redemptions of shares by operation of law or
              involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund
              Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the
              following purposes:
              1)  Following the death or disability (as defined in the Internal
              Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

     2)  To return excess contributions.
     3)  To return contributions made due to a mistake of fact.
     4) Hardship withdrawals, as defined in the plan.(6)
     5)  Under a Qualified Domestic Relations Order, as defined in the
                  Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the
                  Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal
                  Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.(7)
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
                  arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
|_|           For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|           For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special
              agreement with the Distributor.
|_|           For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the
              Distributor.
|_|           At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the
              Distributor and the shareholder of record's broker-dealer of record for the account.

III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account Rules and Policies," in the
applicable Prospectus. |_| Redemptions from accounts other than Retirement Plans
following the death or disability of the last surviving shareholder.
              The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|           The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|           Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|           At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the
              Distributor and the shareholder of record's broker-dealer of record for the account.
|_|           Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill
              Lynch.
|_|           Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|           Redemptions of Class C shares of an Oppenheimer fund in amounts of
              $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement
              Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
              Oppenheimer funds.
|_|           Distributions(8) from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal
              Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
              established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4) To make hardship withdrawals, as defined in the plan.(9)
              5) To make distributions required under a Qualified Domestic
              Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6) To meet the minimum distribution requirements of the Internal
              Revenue Code.
              7) To make "substantially equal periodic payments" as described in
              Section 72(t) of the Internal Revenue Code.
              8) For loans to participants or beneficiaries.(10)
              9) On account of the participant's separation from service.(11)
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a
              subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or
                  "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an
                  Automatic Withdrawal Plan after the participant reaches age 59
                  1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal
                  Plan for an account other than a Retirement Plan, if the
                  aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by
                  broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|           Redemptions of Class B shares or Class C shares under an Automatic
              Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates. |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|           Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
              Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

----------------------------------------------------------------------------------------------------------------------------------------
IV.  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
     Funds Who Were Shareholders of Former Quest for Value Funds
----------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or SAI of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small- & Mid- Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November
24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund
that are either: |_| acquired by such shareholder pursuant to an exchange of
shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
|_|           purchased by such shareholder by exchange of shares of another
              Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

1. Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value
Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.
*
-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and SAI. Individuals who qualify under this arrangement for reduced sales charge rates as members of
Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

2. Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the  following  investors are not subject to any Class A initial or contingent  deferred sales charges:  o Shareholders who were shareholders of the
AMA Family of Funds on February 28, 1991 and who  acquired  shares of any of the
Former  Quest for Value  Funds by merger  of a  portfolio  of the AMA  Family of
Funds. o Shareholders  who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

3. Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

4. Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

5. Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The * shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s)
         (as evidenced by a determination of total disability by
                  the U.S. Social Security Administration);
o                 withdrawals under an automatic withdrawal plan (but only for
                  Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o                 liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
   Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Core Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account                            Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account             CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                            CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

6. Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). *

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other
                  Former Connecticut Mutual Funds were $500,000 prior to March
                  18, 1996, as a result of direct purchases or purchases
                  pursuant to the Fund's policies on Combined Purchases or
                  Rights of Accumulation, who still hold those shares in that
                  Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of
                  Intention entered into prior to March 18, 1996, with the
                  former general distributor of the Former Connecticut Mutual
                  Funds to purchase shares valued at $500,000 or more over a
                  13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

7. Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual
                  Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and
                  Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former
                  Connecticut Mutual Funds and members of their immediate
                  families;
              4)  employee benefit plans sponsored by Connecticut Mutual
                  Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated
                  companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an
                  individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former
                  Connecticut Mutual Funds, provided the institution had an
                  agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and * which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
         403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
         Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America
    Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

     Shareholders  of  Oppenheimer   AMT-Free   Municipals,   Oppenheimer   U.S.
Government  Trust,  Oppenheimer  Strategic  Income Fund and Oppenheimer  Capital
Income Fund who  acquired  (and still hold) shares of those funds as a result of the  reorganization  of  series  of  Advance  America  Funds,  Inc.  into  those
Oppenheimer  funds on October 18, 1991,  and who held shares of Advance  America
Funds,  Inc.  on March 30,  1990,  may  purchase  Class A shares  of those  four
Oppenheimer  funds at a maximum  sales charge rate of 4.50%.  VII.  Sales Charge
Waivers on Purchases  of Class M Shares of  Oppenheimer  Convertible  Securities
Fund
---------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase
those shares at net asset value without sales charge: * |_| the Manager and its
affiliates, |_| present or former officers, directors, trustees and employees
(and their "immediate families" as defined in the Fund's SAI)
              of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,
|_|           registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,
|_|           dealers or brokers that have a sales agreement with the
              Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|           employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
              Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|           dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of
              Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisers that had entered into an agreement with the
              Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

Oppenheimer New Jersey Municipal Fund

Internet Website
       www.oppenheimerfunds.com

Investment Adviser
       OppenheimerFunds, Inc.
       Two World Financial Center,
       225 Liberty Street, 11th Floor,
       New York, New York 10281-1008

Distributor
       OppenheimerFunds Distributor, Inc.
       Two World Financial Center,
       225 Liberty Street, 11th Floor,
       New York, New York 10281-1008

Transfer Agent
       OppenheimerFunds Services
       P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP(225.5677)

Custodian Bank
       Citibank, N.A.
       111 Wall Street
       New York, New York 10005

Independent Registered Public Accounting Firm
       KPMG LLP
       707 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel
       Mayer, Brown, Rowe & Maw LLP
       1675 Broadway
       New York, New York 10019

PX395.001.0307

------------------------
(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this SAI refers to those Trustees who are not
"interested persons" of the Fund or the Trust and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(1) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(2) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's
Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
(3) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(4) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(5) However, that concession will not
be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(6) This provision does not apply to IRAs.
(7) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(8) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the
Plan.
(9) This provision does not apply to IRAs.
(10) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(11) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.